                                                                    EXHIBIT 99.6



              ----------------------------------------------------

                         CONVERSION VALUATION APPRAISAL
                                 UPDATE REPORT

                       INDEPENDENCE COMMUNITY BANK CORP.

                          PROPOSED HOLDING COMPANY FOR
                           INDEPENDENCE SAVINGS BANK
                               BROOKLYN, NEW YORK

                                  DATED AS OF:
                                OCTOBER 29, 1997

              ----------------------------------------------------






                                  PREPARED BY:

                               RP FINANCIAL, LC.
                            1700 NORTH MOORE STREET
                                   SUITE 2210
                           ARLINGTON, VIRGINIA  22209

[RP FINANCIAL, LC. LETTERHEAD]




                                                                October 29, 1997

Board of Trustees
Independence Community Bank Corp. and
Board of Directors
Independence Savings Bank
195 Montague Street
Brooklyn, New York  11201-6297

Gentlemen:

         RP Financial, LC. ("RP Financial") has completed and hereby provides an updated independent appraisal of the estimated pro forma market value of the common stock in connection with the mutual-to-stock conversion transaction whereby Independence Community Bank Corp., a New York chartered mutual holding company (the "Mutual Holding Company"), will be combined with Independence Savings Bank (the "Bank") simultaneously with the Mutual Holding Company's conversion to stock form and the reorganization of the Bank as a subsidiary of a newly-formed Delaware stock corporation, to be known as Independence Community Bank Corp. (the "Company). Newly-formed tax-qualified employee stock benefit plans will be offered common stock of the Company in the conversion offering, with purchases by the Employee Stock Ownership Plan ("ESOP") funded by a loan from the Company. In addition, immediately following the conversion the Company intends to donate to a charitable foundation authorized but unissued shares of Company common stock equal to 8 percent of the shares issued in the conversion.

         This appraisal update is being furnished to the New York State Department of Banking (the "Department") and the Federal Deposit Insurance Corporation ("FDIC"), consistent with the valuation guidelines addressed at length in the Original Appraisal. Our original appraisal report, dated June 20, 1997 (the "Original Appraisal"), and first updated appraisal, dated August 8, 1997 ("First Update"), are incorporated herein by reference. RP Financial has prepared this appraisal update ("Second Update") to reflect more recent financial information for the Bank, as incorporated in the prospectus; changes in the market for thrift stocks, including new issues; and, to the extent publicly-available, updated financial and other information for the Peer Group. As in the preparation of our Original Appraisal and First Update, we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.

         Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change time to time, no assurance can be given that persons who purchase shares of common stock in the Conversion will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the estimated pro forma market value thereof.

Board of Trustees/Directors
October 29, 1997
Page 2


         The Second Update incorporates the financial condition and operations of the Bank as of August 31, 1997, the date of the financial data included in the Company's amended conversion application and draft prospectus. The de minimus balance of Mutual Holding Company assets contributed to the Bank in conjunction with the Conversion have been considered in the estimated pro forma market value.

         RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits RP Financial, its principals or employees from purchasing stock of its client financial institutions.

         The Bank's valuation is subject to updating, as provided for in the conversion regulations and guidelines, taking into account, among other things, developments or changes in the Bank's financial performance and condition, management policies and conditions in the equity markets for thrift shares. These updates may also consider changes in other external factors which impact value including, but not limited to: various changes in the legislative and regulatory environment for financial institutions, the stock market and the market for thrift stocks, and interest rates. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments to the estimated pro forma market value will be made. The reasons for any such adjustments will be explained in the update at the date of the release of the update.


DISCUSSION OF RELEVANT CONSIDERATIONS

   1.    Financial Results

         The Original Appraisal was based on the fiscal year March 31, 1997 financials contained in the original application and draft prospectus while the First Update was based on May 31, 1997 financials included in the amended application and draft prospectus. Subsequently, August 31, 1997 "stub" financials have been incorporated in the application and draft prospectus, thus RP Financial incorporated such financials in this appraisal update. As described more fully below, some of the interim change in financials reflect the (1) anticipated April 1997 reinvestment of cash into securities following the March 1997 investment portfolio restructuring, (2) consummation of the pending branch purchase in April 1997 and (3) the pro forma impact of prior tax planning. Table 1 presents summary balance sheet data as of March 31, May 31 and August 31, 1997. The trends are described more fully below.

Board of Trustees/Directors
October 29, 1997
Page 3


                                    Table 1
                           Independence Savings Bank
                           Recent Balance Sheet Data

                                                  At March 31, 1997         At May 31, 1997            At August 31, 1997
                                                  -----------------         ---------------            ------------------
                                                               % of                         % of                     % of
                                               Amount        Assets     Amount(1)         Assets      Amount(1)    Assets
                                               ------        ------     ---------         ------      ---------    ------
                                               ($000)          (%)        ($000)             (%)       ($000)        (%)
SELECTED BALANCE SHEET ITEMS
----------------------------
Assets                                       $3,733,316     100.00%    $3,820,595         100.00%    $3,794,209    100.00%
Cash & Cash Equivalents                         374,636(2)   10.03        130,993           3.43        185,529      4.89
Mortgage-Backed & Related Sec. (AFS)            190,979       5.12        182,248           4.77        167,339      4.41
Investment Securities (AFS)                     357,487       9.58        716,943          18.77        553,774     14.60
Loans Receivable (Net)                        2,503,089      67.05      2,560,926          67.03      2,677,406     70.57
Intangible Assets (3)                            60,499       1.62         63,130           1.65         60,935      1.61
Deposits                                      3,325,558      89.08      3,380,174          88.47      3,371,956     88.87
FHLB Advances                                    14,550       0.39         14,550           0.38         14,550      0.38
Other Borrowings                                  2,682       0.07          2,633           0.07          2,559      0.07
Stockholders' Equity                            309,114       8.28        316,576           8.29        324,769      8.56
Tangible Stockholders' Equity                   248,615       6.66        253,446           6.63        263,834      6.95
AFS Adjustment                                      368       0.01          3,282           0.09          5,042      0.13

OTHER INFORMATION
-----------------
Loans Serviced for Others                      $314,639                  $309,872                      $297,205
Avg. Int.-Earning Assets/Int.-Bearing Liab.        106%                      109%                          109%
Non-Performing Loans/Total Loans (4)              1.07%                     1.11%                         0.96%
Non-Performing Assets/Total Assets (4)            0.74%                     0.77%                         0.69%
Loan Loss Allow./Gross Loans                      1.06%                     1.11%                         1.14%
Loan Loss Allow./Non-Performing Loans            99.76%                    98.19%                       119.75%

(1) Unaudited; reflects a branch office located in Astoria, New York, purchased in April 1997, which had $69.997 million of deposits at March 31, 1997.
(2) Excludes $107.6 million of accounts receivable, or 2.88 percent of assets, as a result of end-of-period investment securities sales. Includes $270.2 million on deposit at the FHLB of New York, or 7.24 percent of assets, as a result of investment securities sales which settled on or prior to March 31, 1997; these funds were subsequently reinvested by April 2, 1997 in U.S. Treasury Securities.
(3) Includes goodwill and other intangibles of $23.7 and $36.8 million at March 31, 1997, respectively, $23.4 and $39.7 million at May 31, 1997, respectively, and $22.9 and $38.0 million at August 31, 1997, respectively.
(4) Includes loans 90 days or more past maturity which continue to make payments on a basis consistent with the original repayment schedule.

Source:  Audited and unaudited financial reports and offering documents.

Board of Trustees/Directors
October 29, 1997
Page 4


         Growth Trends

         Independence's total assets decreased slightly by $26.4 million over the last three months to equal $3.794 billion, partially attributable to funding interim net deposit withdrawals. The Bank's purchase of a $70 million branch in April 1997 has led to a larger asset size (with the receipt of cash and fixed assets) than at the March 31, 1997 fiscal year end, despite the recent deposit shrinkage. The deposit shrinkage is largely attributable to disintermediation, despite the Bank's competitive offering rates on deposits. The portfolio of investment securities (all designated as "available for sale" or "AFS") decreased over the last three months by $163.2 million to $553.8 million, largely reflecting the redeployment of funds into loans and, to a lesser extent, cash and equivalents. Consistent with earlier trends, the balance of mortgage-backed and related securities ("MBS") continued to decline through repayments and prepayments, as there were no sales or purchases. The portfolio of loans receivable (net) demonstrated modest growth of $116.5 million to $2.677 billion at August 31, 1997, which, coupled with slight asset shrinkage, led to an increase in the loans/assets ratio to 70.57 from 67.03 percent at May 31, 1997. The portfolio of loans serviced for others continued to decline during the last three months to $297.2 million, reflecting a higher rate of repayments and prepayments than the relatively small balance of loans sold on a servicing retained basis.

         Deposits declined during the last three months by $8.2 million to equal $3.372 billion at August 31, 1997. Since March 31, 1997, however, deposits increased $46 million, as the deposits from the purchased branch (equal $70 million) offset the impact of continuing disintermediation. Borrowings remained constant during the interim period, with continuing primary reliance on deposits for asset funding.

         As a result of the April 1997 branch purchase, Independence recorded a $2.6 million net increase to intangible assets during the two months ended May 31, 1997. Subsequently, intangible assets declined by $2.2 million to equal $60.9 million as of August 31, 1997, or 1.61 percent of assets, as a result of normal amortization.

         Loan Portfolio

         Table 2 sets forth key characteristics of Independence's portfolio as of March 31, May 31 and August 31, 1997. The loan portfolio schedule reflects that total loans have increased by approximately $118.8 million (or 4.6 percent) over the three months ended August 31, 1997, to equal $2.720 billion, with portfolio composition showing growth primarily in the higher credit risk categories. Multi-family loans, comprising the largest segment of the loan portfolio at $1.487 billion, or 54.7 percent of total loans, as of August 31, 1997, demonstrated the largest dollar growth of all loan categories, $83.1 million (or 5.9 percent), followed by cooperative apartment loans which grew by $33.1 million to $392.8 million (or 9.2 percent). The growth in multi-family and cooperative apartment loans represented nearly 98 percent of the loan growth during the last three months. The growth in consumer and commercial loans largely offset the decline in student, home equity and home improvement loans. The single family portfolio grew slightly over the last three months but continued to decline as a percent of total loans. As a result, the Bank's credit risk profile continued to increase.

Board of Trustees/Directors
October 29, 1997
Page 5


                                    Table 2
                           Independence Savings Bank
                           Loan Portfolio Composition

                                                 At March 31, 1997           At May 31, 1997         At August 31, 1997
                                                 -----------------           ---------------         ------------------
                                                              % of                        % of                     % of
                                                  Amount     Total        Amount          Total      Amount       Total
                                                  ------     -----        ------          -----      ------       -----
                                                  ($000)      (%)         ($000)           (%)       ($000)        (%)
MORTGAGE LOANS:
  Single-Family Residential                    $552,745       21.8%      $551,124         21.2%      $552,426      20.3%
  Multi-Family Residential (1)                1,365,124       53.7      1,404,304         54.0      1,487,403      54.7
  Commercial & Other Real Estate                158,336        6.2        163,136          6.3        163,533       6.0
                                                -------        ---        -------          ---        -------       ---
     Total Mortgage Loans                    $2,076,205       81.7%    $2,118,564         81.5%    $2,203,362      81.0%
                                             ==========       =====    ==========         =====    ==========      =====
OTHER LOANS:
  Cooperative Apartment Loans                  $348,029       13.7%      $359,663         13.8%      $392,799      14.4%
  Student Loans                                  45,262        1.8         44,397          1.7         43,728       1.6
  Home Equity & Improvement                      19,545        0.8         19,069          0.6         17,500       0.6
  Commercial Business Loans                      25,249        1.1         30,661          1.2         32,199       1.2
  Consumer, Passbook, Credit Cards               27,005        1.0         28,795          1.1         30,403       1.1
                                                 ------        ---         ------          ---         ------       ---
     Total Other Loans                         $465,090       18.3%      $482,585         18.5%      $516,629      19.0%
                                               ========       =====      ========         =====      ========      =====
Total Loans                                  $2,541,295      100.0%    $2,601,149        100.0%    $2,719,991     100.0%
                                             ==========      ======    ==========        ======    ==========     ======
Less:
  Allowance for Loan Losses                     $27,024                   $28,776                     $31,115
  Unearned Disc. & Def. Fees                     11,182                    11,447                      11,470
                                                 ------                    ------                      ------
Loans Receivable, Net                        $2,503,089                $2,560,926                  $2,677,406
                                             ==========                ==========                  ==========

(1) Includes $294.9, $306.5 and $326.4 million of loans secured by mixed use properties (combined residential and commercial use) as of March 31, May 31 and August 31, 1997, respectively.

Source:  Prospectus and audited and unaudited financial statements.


         Investments and Mortgage-Backed Securities

         Information regarding Independence's investment and mortgage-backed securities portfolio as of March 31, May 31 and August 31, 1997, is set forth in Table 3. The balance of U.S. Government and agency securities decreased from $702.4 million to $536.1 million, while the balance of MBS declined from $182.2 million to $167.3 million between May 31 and August 31, 1997, respectively, reflecting the Bank's emphasis in loan growth. The other components of the investment securities portfolio remained small as of August 31, 1997. All of Independence's investment securities and MBS continue to be classified as "available for sale".

Board of Trustees/Directors
October 29, 1997
Page 6


                                    Table 3
                           Independence Savings Bank
                      Investment Portfolio Composition (1)

                                           At                  At                  At
                                        March 31,            May 31,            August 31,
               Type                       1997                1997                1997
               ----                       ----                ----                ----
                                        ($000)               ($000)              ($000)
U.S. Government & Agencies               $345,144            $702,360            $536,131
Municipal & Corporate Securities            1,462               1,462               1,397
Stocks                                     10,881              13,121              16,246
Mortgage-Backed Securities                190,979             182,248             167,339
                                          -------             -------             -------
   Total                                 $548,466            $899,191            $721,113
                                         ========            ========            ========

(1)  All investments designated as available for sale at each period.

Source:  Prospectus.


         Funding

         Deposit balances decreased by $8.2 million, or by 0.2 percent, over the three months ended August 31, 1997, to equal $3.372 billion. The $70 million of deposits acquired in the April 1997 branch purchase offset the $23.6 million net deposit outflow for the first five months of fiscal 1998 after accounting for interest credited. Such trends are consistent with the Bank's history, as recent deposit growth has primarily been the result of acquisition activity as growth at existing offices has been limited. The use of borrowings continued to be limited and the balance remained relatively unchanged from three months ago.

         As of August 31, 1997, the balance of savings and transaction accounts amounted to $1.582 billion, or 46.9 percent of total deposits, down from 47.6 percent at March 31, 1997, largely reflecting the CD concentration at the acquired branch in April 1997. Short-term CDs (with remaining maturities less than one year) continue to represent the majority of the total CD balance, approximating 76.3 percent at August 31, 1997. The proportion of jumbo CDs relative to total deposits increased slightly during the three months to over
6.1 percent.

         Equity

         After-tax earnings of $6.434 million during the three months ended August 31, 1997, coupled with the increased impact of the after-tax adjustment on AFS securities ($5.0 million at August 31, 1997 versus $3.3 million at May 31, 1997) resulted in equity growth to $324.8 million. As a result of slight interim asset shrinkage and interim equity growth, the Bank's reported and tangible equity/assets ratios increased to 8.56 and 6.95 percent as of August 31, 1997, respectively. The Bank maintained capital surpluses relative to all of its regulatory capital

Board of Trustees/Directors
October 29, 1997
Page 7


requirements at August 31, 1997, as summarized below, as it has at the last two fiscal year end periods. By FDICIA standards, the Bank was considered well-capitalized at August 31, 1997, as it has at the last two fiscal year end periods.

                                             Required                Actual                  Excess
                                             --------                ------                  ------
                                        %           ($000)       %          ($000)         %        ($000)
                                        -           ------       -          ------         -        ------
   FOR CAPITAL ADEQUACY PURPOSES
   -----------------------------

   Tier I leverage capital ratio       4.0%         $149,520     6.9%      $258,319       2.9%     $108,799

   Risk-based capital ratios
        Tier I                         4.0           101,980    10.1        258,319       6.1       156,339
        Total                          8.0           203,961    11.4        289,434       3.4        85,473


         Credit Risk Profile

         As shown in Table 4, the Bank's level of non-performing assets ("NPAs"), which includes loans more than 90 days past maturity which continue to make payments on a basis consistent with the original repayment schedule, declined during the three two month period from 0.77 to 0.69 percent of assets, reflecting a $3.0 million decline in non-performing assets to $26.3 million. Loan loss provisions during the last three months and the reduction in non-performing loans led to an improvement in the reserve coverage ratio from 98 percent to 120 percent. The ratio of allowance for loan losses to gross loans also showed marginal improvement. At the same time, the Bank's risk-weighted assets ratio increased from 62.53 to 67.65 percent during the last three months, given the increase in the loans/assets ratio and the growth of higher risk weight loans.

Board of Trustees/Directors
October 29, 1997
Page 8


                                    Table 4
                           Independence Savings Bank
                             Non-Performing Assets

                                                                At               At               At
                                                             March 31,         May 31,        August 31,
               Type                                            1997             1997             1997
               ----                                            ----             ----             ----
                                                             ($000)           ($000)           ($000)
Total Non-Performing Loans (1)                                $27,090          $28,822          $25,984
Real Estate Owned, Net                                            540              484              279
                                                                  ---              ---              ---
  Total Non-Performing Assets                                 $27,630          $29,306          $26,263
                                                              =======          =======          =======
Allowance for Possible Loan Losses as a %
  of Gross Loans                                                1.06%            1.11%            1.14%
Allowance for Possible Loan Losses as a %
  of Total Non-Performing Loans                                99.76%           98.19%          119.75%
Non-Performing Loans as a % of Total Loans                      1.07%            1.11%            0.96%
Non-Performing Assets as a % of Total Assets                    0.74%            0.77%            0.69%

(1) Includes loans more than 90 days past maturity which continue to make payments on a basis consistent with the original repayment schedule.

Source:  Prospectus and audited and unaudited financial statements.


         Interest Rate Risk

         The Bank continues to manage interest rate risk through the asset side. As of March 31, 1997, the Bank's one and three year cumulative gap ratios equaled negative 45.6 and 26.4 percent, respectively (based on anticipated maturities and repricing). As of May 31, 1997, the one year cumulative gap lengthened to negative 47.9 percent while the three year cumulative gap improved to negative 17.4 percent. As of August 31, 1997, the one and three year gap positions showed further deterioration with ratios of negative 51.8 percent and 20.2 percent, respectively. The adverse change during the two and five month periods related primarily to the April reinvestment of cash proceeds from the investment portfolio restructuring and branch purchase. The Bank's rate shock analysis further reveals its interest rate exposure, as measured through percent change in net portfolio value (or "NPV") as of May 31 and August 31, 1997, as summarized below.

Board of Trustees/Directors
October 29, 1997
Page 9


                  Change in                             % Change in
               Interest Rates                       Net Portfolio Value
               --------------                       -------------------
                                                  May 31,        August 31,
                                                   1997             1997
                                                   ----             ----
                    +400                          (36.99)%         (35.78)%
                    +200                          (16.39)          (14.85)
                    -200                           15.42            11.87
                    -400                           58.45            55.09

               Source:  Prospectus.


         Income and Expense Trends

         The operating results analyzed below for the fiscal year ended March 31, 1997 and the trailing 12 month periods ended May 31 and August 31, 1997 reflect certain non-operating and non-recurring items, thus requiring adjustments to estimate core or recurring earnings. The two and five month stub periods ended May 31 and August 31, 1997 appear to be better indicators of core profitability as non-recurring items are minimal and since the April 1997 branch purchase, the March/April 1997 portfolio restructuring/reinvestment and recent tax planning are more fully incorporated. At the same time, two and five month stub periods are considered to be too short of a period to be relied upon exclusively in reaching a valuation conclusion. The following discussion first compares the trailing 12 month periods and then the stub periods.

         Net income declined for the 12 months ended August 31, 1997 to $16.340 million, relative to fiscal 1997 levels ($17.180 million), primarily as a result of higher non-interest expense. Net income before tax for the most recent trailing 12 month period had declined by nearly $4.9 million to $23.0 million from the fiscal 1997 pre-tax earnings level; lower income taxes for the most recent 12 month period assisted the Bank in a less severe decline in net income than pre-tax income. For the 12 months ended August 31, 1997, profitability approximated 0.43 percent of average assets versus 0.46 percent for fiscal 1997. Adjusting earnings for the trailing 12 months ended August 31, 1997 for net non-operating items on a tax-effected basis resulted in estimated core earnings of $25.8 million, equal to 0.68 percent of average assets (see Table 5 for details), as compared to $25.6 million for fiscal 1997 or 0.69 percent. The five month stub period, with nominal net non-operating income, indicates annual earnings of $26.4 million, or 0.69 percent of average assets. Core earnings for the five month stub period annualized indicates annual earnings of $26.3 million, or 0.69 percent of average assets.

Board of Trustees/Directors
October 29, 1997
Page 10


                             Table 5
                    Independence Savings Bank
                   Recent Income Statement Data


                                               12 Months Ended                 12 Months Ended           12 Months Ended
                                                March 31, 1997                  May 31, 1997              August 31, 1997
                                           ------------------------      -------------------------   ------------------------
                                             Amount       Pct.(1)           Amount       Pct.(1)        Amount       Pct.(1)
                                             ------       -------           ------       -------        ------       -------
                                             ($000)         (%)             ($000)         (%)          ($000)         (%)

Interest Income                            $ 255,303       6.84%         $ 255,689       6.82%       $ 258,573        6.82%
Interest Expense                            (140,187)     -3.75%          (140,073)     -3.74%        (141,103)      -3.72%
                                           ----------     ------         ----------     ------       ----------      ------
  Net Interest Income                      $ 115,116       3.08%         $ 115,616       3.09%       $ 117,470        3.10%
Provision for Loan Losses                     (7,960)     -0.21%            (8,810)     -0.24%         (10,977)      -0.29%
                                           ----------     ------         ----------     ------       ----------      ------
  Net Interest Inc. After Provisions       $ 107,156       2.87%         $ 106,806       2.85%       $ 106,493        2.81%

Non-Interest Income                            8,034       0.22%             7,842       0.21%           8,230        0.22%
Goodwill Amortization                         (8,278)     -0.22%            (8,216)     -0.22%          (8,055)      -0.21%
Non-Interest Expense                         (65,322)     -1.75%           (67,610)     -1.80%         (70,241)      -1.85%
                                           ----------     ------         ----------     ------       ----------      ------
  Net Operating Income                     $  41,590       1.11%         $  38,822       1.04%       $  36,427        0.96%

Gain(Loss) on Sale of Loans & Sec.            (3,347)     -0.09%            (3,316)     -0.09%          (3,052)      -0.08%
Loss on Sale of Branch Deposits               (1,778)     -0.05%            (1,778)     -0.05%          (1,778)      -0.05%
SAIF Special Assessment                       (8,553)     -0.23%            (8,553)     -0.23%          (8,553)      -0.23%
                                           ----------     ------         ----------     ------       ----------      ------
  Net Non-Operating Inc./Exp.              $ (13,678)     -0.37%         $ (13,647)     -0.36%       $ (13,383)      -0.35%

Net Income Before Tax                         27,912       0.75%            25,175       0.67%          23,044        0.61%
Income Taxes                                 (10,732)     -0.29%            (9,537)     -0.25%          (6,704)      -0.18%
                                           ----------     ------         ----------     ------       ----------      ------
  Net Income (Loss)                        $  17,180       0.46%         $  15,638       0.42%       $  16,340        0.43%

Adjusted Earnings
-----------------
Net Operating Income                       $  41,590       1.11%         $  38,822       1.04%        $ 36,427        0.96%
Tax Effect (3)                               (15,991)     -0.43%           (14,707)     -0.39%         (10,597)      -0.28%
                                           ----------     ------         ----------     ------       ----------      ------
  Adjusted Earnings                        $  25,599       0.69%         $  24,115       0.64%        $ 25,830        0.68%

Memo:
  Yield/Cost Spread                             3.09%                         3.08%                       3.09%
  Efficiency Ratio (4)                         53.82%                        54.76%                      55.88%
  Return on Equity (5)                          5.69%                         5.14%                       5.41%
  Effective Tax Rate                           38.45%                        37.88%                      29.09%


                                                  2 Months Ended             5 Months Ended
                                                  May 31, 1997(2)           August 31, 1997(2)
                                              ----------------------    -----------------------
                                                Amount      Pct.(1)       Amount       Pct.(1)
                                                ------      -------       ------       -------
                                                ($000)        (%)         ($000)         (%)

Interest Income                               $ 44,081        6.94%     $ 111,795       7.02%
Interest Expense                               (23,890)      -3.76%       (59,835)     -3.76%
                                              ---------      ------     ----------     ------
  Net Interest Income                         $ 20,191        3.18%     $  51,960       3.26%
Provision for Loan Losses                       (1,450)      -0.23%        (4,577)     -0.29%
                                              ---------      ------     ----------     ------
  Net Interest Inc. After Provisions          $ 18,741        2.95%     $  47,383       2.98%

Non-Interest Income                              1,506        0.24%         3,689       0.23%
Goodwill Amortization                           (1,484)      -0.23%        (3,678)     -0.23%
Non-Interest Expense                           (12,512)      -1.97%       (31,220)     -1.96%
                                              ---------      ------     ----------     ------
  Net Operating Income                        $  6,251        0.98%     $  16,174       1.02%

Gain(Loss) on Sale of Loans & Sec.                   3        0.00%            13       0.00%
Loss on Sale of Branch Deposits                      -        0.00%             -       0.00%
SAIF Special Assessment                              -        0.00%             -       0.00%
                                              ---------      ------     ----------     ------
  Net Non-Operating Inc./Exp.                 $      3        0.00%     $      13       0.00%

Net Income Before Tax                            6,254        0.98%        16,187       1.02%
Income Taxes                                    (1,706)      -0.27%        (5,206)     -0.33%
                                              ---------      ------     ----------     ------
  Net Income (Loss)                           $  4,548        0.71%     $  10,981       0.69%

Adjusted Earnings
-----------------
Net Operating Income                          $  6,251        0.98%     $  16,174       1.02%
Tax Effect (3)                                  (1,705)      -0.27%        (5,202)     -0.33%
                                              ---------      ------     ----------     ------
  Adjusted Earnings                           $  4,546        0.71%     $  10,972       0.69%

Memo:
  Yield/Cost Spread                               2.99%                      3.09%
  Efficiency Ratio (4)                           57.67%                     56.10%
  Return on Equity (5)                            8.75%                      8.28%
  Effective Tax Rate                             27.28%                     32.16%


(1)  Ratios are as a percent of average assets.
(2)  Ratios are annualized.
(3)  Based on effective tax rate for each year.
(4) Reflects non-interest expenses excluding SAIF assessment and amortization of intangibles as a percent of the sum of non-interest income and net interest income.
(5)  Excludes the special SAIF assessment on a tax-effected basis.

Source: Audited and unaudited financial reports and offering documents and RP
        Financial calculations.

Board of Trustees/Directors
October 29, 1997
Page 11


         Independence's net interest income increased slightly for the most recent trailing 12 month period, reflecting interim average asset growth and slightly higher yields given the increased risk profile. The Bank's net interest income ratio for the five months ended August 31, 1997 annualized equaled 3.26 percent, which reflects an increased credit risk profile and the yield pick-up from the recent investment portfolio restructuring.

         The Bank's traditional thrift operating strategy and resulting limited level of diversification in the products and services offered, coupled with its community service commitment as a low cost provider of financial services, have limited other operating income to modest levels. For the 12 months ended August 31, 1997, non-interest income equaled 0.22 percent of assets, matching the 0.22 percent ratio reported for fiscal 1997. The other operating income ratio for the 5 months ended August 31, 1997 approximated 23 basis points on an annualized basis, with such growth largely reflecting a higher fee structure.

         Independence's non-interest expense increased to $70.2 million for the 12 months ended August 31, 1997, equal to 1.85 percent of average assets, versus $65.3 million for fiscal 1997, or 1.75 percent of average assets (before including the special SAIF assessment and goodwill amortization costs). The factors leading to the increase include expenses incurred with respect to the data processing conversion, an increase in compensation and employee benefits expense resulting from the Bay Ridge acquisition and the 1996 and April 1997 branch purchases, partially offset by a reduction in FDIC insurance premiums reflecting a lower assessment rate. For the five month August 31, 1997 stub period, operating expenses before goodwill amortization are running at roughly $74.9 million annually, partially reflecting the additional operating expenses of the purchased branch along with the costs of the data processing conversion. Excluding the data processing conversion costs, annual operating expenses are currently approximating $68 million. However, the Bank expects to continue to incur significant additional costs of the data processing conversion through fiscal 1999, so earnings will continue to be adversely impacted. Notwithstanding the increase, the non-interest expense ratio remains at relatively moderate levels in comparison to industry averages (before the amortization of intangibles).

         While the intangibles amortization expense remained substantially unchanged, equaling 0.22 and 0.21 percent of average assets for fiscal 1997 the most recent trailing twelve month period, the annualized expense in the five month period through August 31, 1997, edged approximately $0.77 million higher due to the $4 million premium paid to purchase the branch in April 1997.

         Independence's efficiency ratio (non-interest expense before intangibles amortization and the special SAIF assessment as a percent of the sum of net interest income and non-interest income) of approximately 55.9 percent for the most recent 12 months reflected an increase over the fiscal 1997 ratio of 53.8 percent, largely due to the increase in operating expenses. The efficiency ratio shows similar deterioration for the five month stub period to 56.1 percent, again largely due to an increase in operating expenses.

         Provisions for loan losses increased to nearly $11 million for the 12 months ended August 31, 1997 versus $8.0 million for the 12 months ended March 31, 1997. Loan loss provisions for the five month period ended August 31, 1997 indicate a continuation of the $11

Board of Trustees/Directors
October 29, 1997
Page 12


million annual rate. The increase over fiscal 1997 is attributable to the Bank's determination to increase the allowance for loan losses in view of the continued emphasis on originating multi-family mortgage loans as well as the increased volume of larger multi-family mortgage and individual cooperative apartment loans.

         Non-operating expenses for the most recent trailing 12 month period increased slightly from fiscal 1997 levels, and were comprised of three components: (1) losses on the sale of loans and securities; (2) loss on the sale of branch deposits; and (3) special SAIF assessment. As noted earlier, there were nominal non-operating items during the five months ended August 31, 1997.

   2.    Peer Group Financial Comparisons

         Tables 6 through 10 present the financial characteristics and operating results for Independence, the Peer Group and all publicly-traded thrifts. Independence's financial information is based on the 12 month results through August 31, 1997, while the trailing 12 month financial data for the Peer Group is as of the latest date for which comprehensive data is publicly available.

         Since the First Update was prepared, one of the Peer Group members, Poughkeepsie Financial Corp. ("Poughkeepsie"), became subject to an acquisition by Hubco, thus distorting its pricing ratios. As a result, we have excluded Poughkeepsie from all averages in preparing this Second Update.


         Financial Condition

         In general, the comparative balance sheet ratios for the Bank and the Peer Group did not vary significantly from the First Update (see Table 6). Relative to the Peer Group, the Bank's interest-earning asset composition continued to reflect a higher level of loans and cash and investments and a lower level of MBS.

         The Peer Group continues to be better capitalized than the Bank on both a reported and tangible capital basis. Specifically, the Bank's reported and tangible capital ratios as of August 31, 1997, equaled 8.6 and 7.0 percent, respectively, versus the Peer Group average of 11.4 and 10.7 percent, respectively. On a post-conversion basis, the Bank's pro forma capital is anticipated to exceed the Peer Group's average capitalization, both reported and tangible capital levels. The Bank's higher pro forma capital will provide greater leverage potential than the Peer Group, although in the intermediate term the higher capital will lead to a pronounced disadvantage in terms of ROE.

         The Bank's interest-earning assets ("IEA") position (including cash and equivalents) has increased to 94.5 percent which continues to compare unfavorably to the Peer Group average of 96.7 percent. The Bank also continues to maintain a higher ratio of interest-bearing liabilities ("IBL"), equal to
89.4 percent of assets as of August 31, 1997, relative to the Peer Group's ratio of 86.5 percent, reflecting the Bank's lower capitalization. As a result of the foregoing, the Peer Group continues to maintain greater balance sheet strength and earnings power than the Bank, owing to the higher IEA/IBL ratio of
111.8 and 105.7 percent, respectively. The strengthened capital position from the conversion, the partial withdrawal of funds to purchase conversion

RP FINANCIAL, LC.
------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                    Table 6
                   Balance Sheet Composition and Growth Rates
                        Comparable Institution Analysis
                              As of June 30, 1997

                                                                     Balance Sheet as a Percent of Assets
                                         ----------------------------------------------------------------------------------------
                                          Cash and                          Borrowed  Subd.    Net    Goodwill Tng Net    MEMO:
                                         Investments  Loans   MBS  Deposits   Funds   Debt    Worth   & Intang  Worth  Pref.Stock
                                         ----------- ------ ------ -------- -------- ------- -------- -------- ------- ----------
     Independence Savings Bank
     -------------------------
       August 31, 1997                         19.5   70.6    4.4     88.7      0.5     0.0      8.6      1.6     6.9       0.0


     SAIF-Insured Thrifts                      18.1   67.3   11.4     70.7     14.6     0.2     12.7      0.2    12.5       0.0
     All Public Companies                      18.9   66.4   11.4     71.3     14.3     0.1     12.6      0.3    12.3       0.0
     State of NY                               24.4   54.3   17.9     73.2     12.5     0.0     11.6      0.6    11.0       0.1
     Comparable Group Average                  18.6   60.8   17.3     74.4     12.1     0.0     11.4      0.7    10.7       0.0
       Mid-Atlantic Companies                  18.6   60.8   17.3     74.4     12.1     0.0     11.4      0.7    10.7       0.0


     Comparable Group
     ----------------

     Mid-Atlantic Companies
     ----------------------
     ALBK  ALBANK Fin. Corp. of Albany NY      15.4   71.8    8.3     82.9      3.7     0.0      9.2      1.2     8.0       0.0
     DIME  Dime Community Bancorp of NY        21.2   56.3   17.9     73.3     10.6     0.0     14.5      2.0    12.5       0.0
     FFIC  Flushing Fin. Corp. of NY           20.6   54.7   22.3     68.7     14.7     0.0     15.5      0.0    15.5       0.0
     HAVN  Haven Bancorp of Woodhaven NY       31.5   54.6   11.2     69.4     23.2     0.0      5.9      0.0     5.9       0.0
     JSB   JSB Financial, Inc. of NY           38.3   58.5    0.3     74.0      0.0     0.0     22.9      0.0    22.9       0.0
     PSBK  Progressive Bank, Inc. of NY        15.3   66.8   14.2     90.8      0.0     0.0      8.6      0.9     7.6       0.0
     QCSB  Queens County Bancorp of NY          6.7   86.7    4.2     70.3     14.8     0.0     11.9      0.0    11.9       0.0
     RELY  Reliance Bancorp, Inc. of NY         5.2   46.0   44.6     72.6     17.8     0.0      8.2      2.3     5.9       0.0
     ROSE  T R Financial Corp. of NY           13.5   52.3   32.7     67.5     24.2     0.0      6.2      0.0     6.2       0.0

                                                    Balance Sheet Annual Growth Rates                        Regulatory Capital
                                            ------------------------------------------------------------  -------------------------
                                                   Cash and   Loans           Borrows.   Net    Tng Net
                                           Assets Investments & MBS  Deposits &Subdebt  Worth    Worth   Tangible   Core   Reg.Cap.
                                           ------ ----------- ------ -------- -------- -------- -------  -------- -------- --------
     Independence Savings Bank
     -------------------------
       August 31, 1997                       -1.38    -7.66     0.15     -0.52   -60.15    8.31   17.40       6.91   6.91    11.35


     SAIF-Insured Thrifts                    12.35     8.88    13.17      8.17    18.35    0.95    0.34      11.34  11.39    23.97
     All Public Companies                    12.60     8.77    13.23      8.28    18.20    2.30    1.65      11.36  11.38    23.83
     State of NY                              9.78    -3.24    12.14      6.33     7.84   -0.04    0.40       9.86   9.63    23.91
     Comparable Group Average                 7.57   -13.02    17.59      4.12    32.41    1.66    2.57       8.22   8.17    16.79
       Mid-Atlantic Companies                 7.57   -13.02    17.59      4.12    32.41    1.66    2.57       8.22   8.17    16.79


     Comparable Group
     ----------------

     Mid-Atlantic Companies
     ----------------------
     ALBK  ALBANK Fin. Corp. of Albany NY     8.32   -18.65    15.26      3.97       NM    4.67    3.56       6.40   6.40    11.70
     DIME  Dime Community Bancorp of NY      -4.14   -47.64    24.38      1.40       NM  -10.41  -10.86       9.62   9.62    19.44
     FFIC  Flushing Fin. Corp. of NY         12.18   -32.61    38.76      4.17       NM   -3.52   -3.52      10.17  10.17    21.05
     HAVN  Haven Bancorp of Woodhaven NY     14.92     1.77    21.96     10.24    33.27   12.61   12.87       6.67   6.67    14.46
     JSB   JSB Financial, Inc. of NY          0.33    -9.48     8.42     -2.73       NM    5.16    5.16         NM     NM       NM
     PSBK  Progressive Bank, Inc. of NY      -2.54   -32.54     6.91     -2.91       NM    4.60    7.47         NM   7.75    15.34
     QCSB  Queens County Bancorp of NY       12.64    -3.72    14.17      5.53       NM  -19.49  -19.49         NM  10.32    16.99
     RELY  Reliance Bancorp, Inc. of NY      10.90     9.66    12.33      6.72    32.22    5.89   12.49         NM     NM       NM
     ROSE  T R Financial Corp. of NY         15.56    16.06    16.12     10.67    31.75   15.41   15.41         NM   6.27    18.56


Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

Board of Trustees/Directors
October 29, 1997
Page 14


stock and the reinvestment of proceeds in interest-earning assets should diminish the Bank's comparative disadvantage and improve its earnings power.

         Updated growth rates for the Bank and the Peer Group suggest little change relative to the trends noted in the Original Appraisal (the Bank's growth rates are annual rates for the 17 months ended August 31, 1997 while the Peer Group's growth rates are for the most recently trailing 12 month period for which data is publicly available). The Bank experienced slight asset shrinkage in comparison to the Peer Group's in excess of 7 percent growth, reflecting the Bank's slight deposit shrinkage and partial repayment of borrowings. While not apparent in the table, the Bank's decline in MBS funded the loan growth over this period of nearly 10.5 percent - in contrast, the Peer Group's loans and MBS increased over 17.5 percent for the last 12 months, partially funded by a reduction in cash and investments. The Bank's tangible equity continues to grow more quickly than the average of the Peer Group, despite much lower profitability, given (a) the Bank's greater amortization of intangible assets and (b) the various capital management strategies employed by the Peer Group, particularly dividends and stock repurchases.

         Income and Expense Trends

         The Bank's last 12 month profitability of 0.43 percent of average assets remains well below the Peer Group average of 1.07 percent (see Table 7). The Peer Group's earnings advantage was largely attributable to higher net interest income and lower loan loss provisions and net non-operating losses. While the Bank had marginally lower other operating income, the Bank also had marginally lower operating expenses. On a core earnings basis, excluding net non-operating items (including the special SAIF assessment) on an after-tax basis, the Peer Group maintains its comparative advantage relative to the Bank,
1.10 and 0.68 percent of average assets, respectively.

         The Peer Group continued to maintain its net interest income ratio advantage -- the net interest income the last 12 months equaled 3.10 percent and 3.65 percent of assets for the Bank and Peer Group, respectively. The Bank's lower interest income ratio reflected a lower level of interest-earning assets as well as lower overall yields while the comparable interest expense ratio reflects a similar funding liabilities composition. Following the infusion of the conversion proceeds, coupled with partial conversion proceeds funding by deposit withdrawals, the Bank's net interest income ratio can be expected to improve following the conversion.

         The Bank is continuing to post higher loan loss provisions, given the fast growth in higher risk weight lending. Although the Bank has similar non-performing assets ratios relative to the Peer Group (see Table 9), the Bank's greater loan portfolio risk profile (see Table 8) and similar level of net loan chargeoffs (see Table 9) provide support to the Bank's higher loan loss provisions.

         As discussed earlier, operating expenses, before incorporating intangibles amortization and the special SAIF assessment, increased for the Bank. As a result, the updated non-interest expense ratio equaled 1.85 percent of average assets, marginally below the Peer Group average of 1.92 percent of average assets. The Bank's efficiency ratio (operating expenses excluding the special SAIF assessment as a percent of the sum of net interest income before provisions plus

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                    Table 7
        Income as a Percent of Average Assets and Yields, Costs, Spreads
                        Comparable Institution Analysis
                   For the Twelve Months Ended June 30, 1997



                                                             Net Interest Income                   Other Income
                                                         ----------------------------           -------------------
                                                                               Loss     NII                            Total
                                                  Net                         Provis.  After    Loan   R.E.   Other    Other
                                                Income  Income Expense   NII  on IEA   Provis.  Fees   Oper.  Income  Income
                                                ------  ------ ------- ------ ------- -------   ----  -----   ------  ------
     Independence Savings Bank
     -------------------------
       August 31, 1997                            0.43    6.82    3.72   3.10   0.29    2.81    0.00   0.00    0.22     0.22


     SAIF-Insured Thrifts                         0.65    7.38    4.09   3.29   0.13    3.16    0.12   0.01    0.29     0.42

     All Public Companies                         0.73    7.39    4.04   3.35   0.14    3.21    0.11   0.00    0.30     0.41
     State of NY                                  0.74    7.13    3.70   3.43   0.19    3.24    0.06  -0.03    0.25     0.29
     Comparable Group Average                     1.03    7.31    3.66   3.65   0.12    3.52    0.07  -0.01    0.22     0.27
       Mid-Atlantic Companies                     1.03    7.31    3.66   3.65   0.12    3.52    0.07  -0.01    0.22     0.27


     Comparable Group
     ----------------

     Mid-Atlantic Companies
     ----------------------
     ALBK  ALBANK Fin. Corp. of Albany NY         0.84    7.34    3.61   3.73   0.19    3.54    0.05  -0.04    0.29     0.31
     DIME  Dime Community Bancorp of NY           0.96    6.98    3.26   3.72   0.33    3.39    0.05  -0.04    0.19     0.20
     FFIC  Flushing Fin. Corp. of NY              0.93    7.43    3.61   3.82   0.02    3.80    0.06  -0.03    0.15     0.18
     HAVN  Haven Bancorp of Woodhaven NY          0.56    7.11    4.05   3.07   0.17    2.90    0.07  -0.01    0.53     0.58
     JSB   JSB Financial, Inc. of NY              1.80    7.04    2.60   4.44   0.04    4.40    0.20   0.11    0.03     0.34
     PSBK  Progressive Bank, Inc. of NY           0.99    7.73    3.94   3.78   0.28    3.50    0.02  -0.07    0.37     0.32
     QCSB  Queens County Bancorp of NY            1.60    7.93    3.54   4.39   0.00    4.39    0.02   0.00    0.12     0.14
     RELY  Reliance Bancorp, Inc. of NY           0.58    7.09    3.81   3.28   0.05    3.23    0.04  -0.02    0.14     0.15
     ROSE  T R Financial Corp. of NY              0.98    7.15    4.54   2.61   0.03    2.58    0.09  -0.01    0.17     0.25


                                                G&A/Other Exp.    Non-Op. Items     Yields, Costs, and Spreads
                                              ----------------   --------------     -------------------------
                                                                                                                    MEMO:     MEMO:
                                                 G&A  Goodwill      Net  Extrao.        Yield     Cost  Yld-Cost  Assets/  Effective
                                               Expense  Amort.     Gains  Items      On Assets Of Funds Spread    FTE Emp. Tax Rate
                                               ------- -------   ------- -------     --------- -------- ------ ----------  --------
     Independence Savings Bank
     -------------------------
       August 31, 1997                           1.85    0.21      -0.35   0.00        7.37      4.30     3.07     4,812      29.09


     SAIF-Insured Thrifts                        2.22    0.02      -0.31   0.00        7.44      4.67     2.77     4,460      37.09


     All Public Companies                        2.23    0.03      -0.26   0.00        7.49      4.63     2.86     4,397      36.66
     State of NY                                 2.12    0.06      -0.18   0.00        7.37      4.30     3.07     4,706      36.92
     Comparable Group Average                    1.92    0.07      -0.11   0.00        7.57      4.25     3.31     4,600      39.94
       Mid-Atlantic Companies                    1.92    0.07      -0.11   0.00        7.57      4.25     3.31     4,600      39.94


     Comparable Group
     ----------------

     Mid-Atlantic Companies
     ----------------------
     ALBK  ALBANK Fin. Corp. of Albany NY        2.16    0.10      -0.29   0.00        7.67      4.11     3.56     2,945      35.13
     DIME  Dime Community Bancorp of NY          1.78    0.19      -0.11   0.00        7.32      4.10     3.22     5,303      39.30
     FFIC  Flushing Fin. Corp. of NY             2.23    0.00      -0.06   0.00        7.66      4.41     3.25     4,943      47.83
     HAVN  Haven Bancorp of Woodhaven NY         2.22    0.01      -0.41   0.00        7.30      4.39     2.91     3,257      33.29
     JSB   JSB Financial, Inc. of NY             1.83    0.00       0.14   0.00        7.26      3.46     3.80     3,504      41.30
     PSBK  Progressive Bank, Inc. of NY          2.20    0.16       0.02   0.00        8.05      4.34     3.71     3,150      33.12
     QCSB  Queens County Bancorp of NY           1.87    0.00      -0.03   0.00        8.13      4.30     3.83     5,183      41.42
     RELY  Reliance Bancorp, Inc. of NY          1.65    0.18      -0.43   0.00        7.45      4.22     3.22     5,082      48.11
     ROSE  T R Financial Corp. of NY             1.34    0.00       0.15   0.00        7.27      4.96     2.31     8,036      39.98


Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                    Table 8
               Loan Portfolio Composition and Related Information
                        Comparable Institution Analysis
                              As of June 30, 1997



                                                 Portfolio Composition as a Percent of MBS and Loans
                                              ---------------------------------------------------------
                                                          1-4     Constr.   5+Unit    Commerc.             RWA/     Serviced
 Institution                                    MBS     Family    & Land    Comm RE   Business  Consumer  Assets    For Others
 -----------                                  ------    ------    ------    ------    ------    --------  ------    ----------
                                                (%)       (%)       (%)       (%)       (%)        (%)      (%)         ($000)

 Independence Savings Bank                       5.88     33.23      0.00     58.03      1.13      3.22     67.65            0


 SAIF-Insured Thrifts                           15.06     61.83      5.27     11.74      6.54      1.70     52.32      388,475
 All Public Companies                           14.92     60.81      4.84     13.11      6.17      1.98     52.68      387,790
 State of NY                                    26.25     49.05      1.33     16.55      5.70      1.54     45.86      638,251
 Comparable Group Average                       22.35     40.68      0.51     31.97      3.23      1.46     50.80      134,093


 Comparable Group
 ----------------


 ALBK  ALBANK Fin. Corp. of Albany NY            8.63     68.05      0.83      5.86      8.53      8.42     61.76      278,311
 DIME  Dime Community Bancorp of NY             25.75     28.33      0.03     45.62      0.66      0.00     50.39       69,648
 FFIC  Flushing Fin. Corp. of NY                28.62     43.85      0.00     27.49      0.32      0.00     44.46       45,423
 HAVN  Haven Bancorp of Woodhaven NY            26.69     48.42      0.89     20.75      3.29      0.04     49.12      178,785
 JSB   JSB Financial, Inc. of NY                 0.72      9.39      0.28     86.54      3.39      0.16     62.41       15,229
 PSBK  Progressive Bank, Inc. of NY             16.47     56.25      1.36     15.08      9.16      1.68     56.00       52,557
 QCSB  Queens County Bancorp of NY               6.65     22.95      0.11     70.32      0.06      0.00     59.27       16,653
 RELY  Reliance Bancorp, Inc. of NY             50.02     38.85      0.67      7.23      3.29      0.08     37.73      410,299
 ROSE  T R Financial Corp. of NY                37.61     50.06      0.39      8.81      0.39      2.73     36.10      139,929




                                                 Servicing
 Institution                                     Assets
 -----------                                     ------
                                                 ($000)

 Independence Savings Bank                            0


 SAIF-Insured Thrifts                             3,184
 All Public Companies                             3,240
 State of NY                                      6,333
 Comparable Group Average                           408


 Comparable Group
 ----------------


 ALBK  ALBANK Fin. Corp. of Albany NY               545
 DIME  Dime Community Bancorp of NY                  31
 FFIC  Flushing Fin. Corp. of NY                      0
 HAVN  Haven Bancorp of Woodhaven NY                  0
 JSB   JSB Financial, Inc. of NY                      0
 PSBK  Progressive Bank, Inc. of NY                  35
 QCSB  Queens County Bancorp of NY                    0
 RELY  Reliance Bancorp, Inc. of NY               2,907
 ROSE  T R Financial Corp. of NY                    151


Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                    Table 9
                  Credit Risk Measures and Related Information
                        Comparable Institution Analysis
               As of June 30, 1997 or Most Recent Date Available



                                                       NPAs &                                   Rsrves/
                                              REO/     90+Del/    NPLs/    Rsrves/   Rsrves/    NPAs &   Net Loan         NLCs/
Institution                                  Assets    Assets     Loans     Loans     NPLs      90+Del   Chargoffs       Loans
-----------                                  ------    ------    ------    ------    ------    --------  ---------    ----------
                                               (%)       (%)       (%)       (%)       (%)        (%)      ($000)          (%)

Independence Savings Bank                       0.01      0.69      0.96      1.14    119.75    118.47        1,248        0.05


SAIF-Insured Thrifts                            0.26      0.71      0.78      0.80    176.29    131.62          380        0.09
All Public Companies                            0.24      0.72      0.83      0.90    180.43    137.38          373        0.10
State of NY                                     0.15      0.85      1.23      1.04    106.36     83.82          580        0.07
Comparable Group Average                        0.14      0.66      0.89      0.99     98.22     99.67          342        0.05


Comparable Group
----------------


ALBK  ALBANK Fin. Corp. of Albany NY            0.08      0.94      0.88      0.97    111.13     75.89        1,302        0.20
DIME  Dime Community Bancorp of NY              0.08        NA        NA      1.39        NA        NA          101        0.05
FFIC  Flushing Fin. Corp. of NY                 0.04      0.39        NA      1.12        NA    172.71           64        0.00
HAVN  Haven Bancorp of Woodhaven NY             0.07      0.76        NA      1.12        NA     85.80          885        0.00
JSB   JSB Financial, Inc. of NY                 0.70        NA        NA      0.61        NA        NA           23        0.00
PSBK  Progressive Bank, Inc. of NY              0.06        NA        NA      1.65        NA        NA           88        0.00
QCSB  Queens County Bancorp of NY               0.09      0.69        NA      0.69        NA     88.97            0        0.00
RELY  Reliance Bancorp, Inc. of NY              0.09        NA        NA      0.62        NA        NA          431        0.19
ROSE  T R Financial Corp. of NY                 0.02      0.54      0.89      0.76     85.30     74.97          181        0.04


Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

Board of Trustees/Directors
October 29, 1997
Page 18


other operating income) of 55.9 percent continues to compare unfavorably to the Peer Group's ratio of 49.0 percent, largely reflecting the Bank's net interest income ratio disadvantage.

         The Bank's interest rate exposure, as measured by the quarterly change in the net interest income ratio (see Table 10), continued to show greater volatility than the Peer Group average, partially reflecting recent investment portfolio restructuring. On a pro forma basis, the Bank's greater comparative rate exposure should diminish through increased capitalization and investment of proceeds.

   3.    Stock Market Conditions

         Stock market conditions since the August 8, 1997 First Update have been rather volatile, in concert with international stock markets, reflecting a recent selloff from peak levels. In this regard, global selling pressure was led by the decline in the Hong Kong stock market, as the DJIA posted a two-day loss approximating 320 points on October 23 and 24. The sell-off in the world financial markets turned into a rout on the following Monday, with a 5.8 percent decline in the Hong Kong stock market fueling the largest ever point decline in the DJIA. On October 24, the DJIA declined 554 points or 7.2 percent. While the selling was broad based, technology stocks sensitive to Asian demand experienced some of the sharpest declines. The turmoil in the stock market provided for a sharp rally in bond prices, reflecting a flight to quality by skittish investors. The stock market recovered strongly the day after the record breaking point decline, as the DJIA surged a record breaking 337 points on October 29. Bond prices declined sharply as investors pulled out of the Treasury market to reinvest into the stock market. On October 29, 1997, the DJIA closed at 7506.7, a decline of 6.5 percent since the date of the First Update.

         The thrift market, as measured by the SNL Thrift Index, has generally outperformed the broader market indices, as referenced below. In contrast to the overall stock market, thrift prices rallied strongly during the first half of September 1997. Stable interest rates and acquisition news sustained the positive market for thrift issues. The decline in interest rates following the release of the August consumer price index in mid-September served to further the rally in thrift prices. During late-September and early-October, interest-rate sensitive issues in general benefited from the declining interest rate environment and expectations of strong third quarter earnings. Prices of thrift and bank stocks also continued to be positively influenced by industry consolidation and rising acquisition multiples being paid for thrift and bank franchises. The upward trend in thrift prices stalled in mid-October, as interest rates moved higher following warnings by the Federal Reserve Chairman of inflation creeping back into the economy due to the tight labor markets. Thrift stocks gyrated in conjunction with the overall market in late-October, with the SNL index declining by 5.2 percent on October 27 and increasing by 2.4 percent on October 28, and an additional 1.4 percent on October 29. On October 29, 1997, the SNL Index for all publicly-traded thrifts closed at 756.2, an increase of 13.8 percent since the date of the First Update.

RP FINANCIAL, LC.
------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700


                                    Table 10
         Interest Rate Risk Measures and Net Interest Income Volatility
                        Comparable Institution Analysis
               As of June 30, 1997 or Most Recent Date Available


                                               Balance Sheet Measures
                                             --------------------------
                                                              Non-Earn.
                                             Equity/     IEA/   Assets/
Institution                                  Assets      IBL     Assets
-----------                                  ------    ------    ------
                                               (%)       (%)       (%)
Independence Savings Bank                       6.9     105.9       5.5


SAIF-Insured Thrifts                           12.4     113.7       3.3
All Public Companies                           12.3     113.4       3.3
State of NY                                    10.6     109.8       3.3
Comparable Group Average                       10.7     112.4       3.2


Market Interest Rates
---------------------

1 Year Treasury Bill                             --        --        --
30 Year Treasury Bond                            --        --        --


Comparable Group
----------------

ALBK  ALBANK Fin. Corp. of Albany NY            8.0     110.3       4.5
DIME  Dime Community Bancorp of NY             12.5     113.8       4.6
FFIC  Flushing Fin. Corp. of NY                15.5     117.2       2.4
HAVN  Haven Bancorp of Woodhaven NY             5.9     105.2       2.7
JSB   JSB Financial, Inc. of NY                22.9     131.2       2.9
PSBK  Progressive Bank, Inc. of NY              7.6     106.0       3.7
QCSB  Queens County Bancorp of NY              11.9     114.7       2.4
RELY  Reliance Bancorp, Inc. of NY              5.9     105.9       4.2
ROSE  T R Financial Corp. of NY                 6.2     107.5       1.4




                                                         Quarterly Change in Net Interest Income
                                               ----------------------------------------------------------

Institution                                    06/30/97  03/31/97  12/31/96  09/30/96  06/30/96  03/31/96
-----------                                    --------  --------  --------  --------  --------  --------
                                               (change in net interest income is annualized in basis points)

Independence Savings Bank                           53       -61        13        -7        12        49


SAIF-Insured Thrifts                                 1         0        -0        -1         8         7
All Public Companies                                 1         1         1        -0         8         6
State of NY                                         -5         1         4         1         8        14
Comparable Group Average                            -2         1         8         3        -0        20


Market Interest Rates
---------------------

1 Year Treasury Bill                                12        13        14        15        16        17
30 Year Treasury Bond                               22        23        24        25        26        27


Comparable Group
----------------

ALBK  ALBANK Fin. Corp. of Albany NY                -0        11        -1        -8       -17        30
DIME  Dime Community Bancorp of NY                 -10         3        46        96        NA        NA
FFIC  Flushing Fin. Corp. of NY                     -5        -1         0         9         4        48
HAVN  Haven Bancorp of Woodhaven NY                  5       -19        11        -9        10        11
JSB   JSB Financial, Inc. of NY                      1         1         0         4         7         2
PSBK  Progressive Bank, Inc. of NY                  11         7        16       -33        12         4
QCSB  Queens County Bancorp of NY                   -8         2         4       -13         9        18
RELY  Reliance Bancorp, Inc. of NY                 -10        -2         1        -5       -33        37
ROSE  T R Financial Corp. of NY                     -5         4        -1       -10         6        11


NA=Change is greater than 100 basis points during the quarter.


Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

Board of Trustees/Directors
October 29, 1997
Page 20


                                                      8/8/97           10/29/97            % Change
                                                      ------           --------            --------
         Dow Jones Industrials                        8031.2            7506.7               (6.5)%
         S&P 500                                       933.5             919.6               (1.5)
         NASDAQ Composite                            1,598.5           1,602.8                0.3
         SNL Thrift Index                              664.6             756.2               13.8
         SNL Bank Index                                357.2             381.6                6.8

           Since the First Update interest rates have generally declined, with long-term rates declining more than short-term rates.

                                                                                       Basis Point
                                                      8/8/97           10/29/97          Change
                                                      ------           --------          ------
         Prime Rate                                     8.50%            8.50%             0.00%
         90 Day T-Bill                                  5.28             5.14             (0.14)
         One Year T-Bill                                5.57             5.30             (0.27)
         30-Year T-Bond                                 6.63             6.20             (0.43)

         Key economic reports reflect that the economy continues to perform strongly but inflation remains moderate. The annualized inflation rate continues to be in the range of 2 to 3 percent and the unemployment rate for August 1997 was 4.8 percent, which is stable relative to the level reported in July. Additionally, some economists speculate that inflationary pressures may be easing in the U.S. given the impact of the weakened economies in the emerging markets, particularly in Asia and Latin America.

         Consistent with the SNL Thrift Index, the pricing ratios for New York thrifts and the Peer Group reflect a favorable trend.

                       Median Pricing Characteristics (1)

                                                       At                 At
                                                     8/8/97            10/29/97             % Change
                                                     ------            --------             --------
         Peer Group(2)
         -------------
         Price/Core Earnings (x)                     16.36x               18.30x               11.9%
         Price/Tangible Book (%)                    164.90%              193.95%               17.6%
         Price/Assets (%)                            13.39%               16.35%               22.1%

         New York Thrifts(2)
         -------------------
         Price/Core Earnings (x)                     18.19x               20.29x               11.5%
         Price/Tangible Book (%)                    130.67%              148.41%               13.6%
         Price/Assets (%)                            14.96%               17.09%               14.2%

         (1) Excludes mutual holding companies and companies subject to acquisition.
         (2)  Adjusted to exclude Poughkeepsie Financial Corp.

Board of Trustees/Directors
October 29, 1997
Page 21


         The new issue market is separate and distinct from the market for seasoned stock thrifts in that the pricing ratios for converting issues are computed on a pro forma basis, specifically: (1) the numerator and denominator are both impacted by the conversion offering amount, unlike existing stock issues in which price change affects only the numerator; and (2) the pro forma pricing ratio incorporates assumptions regarding source and use of proceeds, effective tax rates, stock plan purchases, etc. which impact pro forma financials, whereas pricing for existing issues are based on reported financials. The distinction between pricing of converting and existing issues is perhaps no clearer than in the case of the price/tangible book ("P/TB") ratio in that the P/TB ratio of a converting thrift will typically always result in a discount to tangible book value whereas in the current market for existing thrifts the P/TB reflects a premium to tangible book value.
Therefore, it is appropriate to also consider the market for new issues, both at the time of the conversion and in the aftermarket.

         The pace of conversion activity has slowed, but demand has been heavy for the limited number of small offerings consummated over the last three months. In general, the recent offerings have been oversubscribed and have appreciated in the aftermarket, notwithstanding their relatively high closing pricing ratios approximating 73 percent of pro forma tangible book value and 16 times pro forma earnings (see Table 11).

         Typically, we consider the performance of recent offerings in determining the appropriate pro forma value of a converting institution. However, we believe the relevance of the recent conversions to Independence's pro forma value has been diminished due to several factors. First, the level of conversion activity over the last three months has been low; only two companies which were subsequently publicly traded have converted over this period, excluding the two second step mutual holding company transactions. Second, all the recent transactions were much smaller than Independence's transaction. Third, there have been no transactions consummated following the extreme market volatility in recent days. Typically, high market volatility impacts new issues to a greater extent than existing issues.

RP Financial, LC.

                                    TABLE 11
                          RECENT CONVERSIONS PRICING:
             LAST 3 MONTHS NATIONALLY AND LAST 3 YEARS IN NEW YORK

-------------------------------------------------------------------------------------------------------------
                                Institutional Information                              Pre-Conversion Data
                                                                                  ---------------------------
                                                                                         Financial Info.
-------------------------------------------------------------------------------------------------------------

                                                Conversion                                       Equity/
Institution                       State            Date            Ticker           Assets       Assets
-----------                       -----            ----            ------           ------       ------
                                                                                    ($Mil)         (%)
-------------------------------------------------------------------------------------------------------------

LAST 3 MONTHS NATIONALLY
------------------------
Oregon Trail Financial Corp.     OR            10/06/97            OTFC           $  220           10.08%
Riverview Bancorp, Inc.(8)       WA*           10/01/97            RVSB              230           11.24%
SHS Bancorp, Inc.                PA            10/01/97            SHSB               83            5.52%
Ohio State Financial Serv.       OH*           09/29/97            P. Sheet           34           14.45%
Citizens Bancorp                 IN            09/19/97            P. Sheet           46           12.28%
WSB Holding Company              PA            08/29/97            P. Sheet           33            6.04%
Bayonne Bancshares(8)            NJ            08/22/97            FSNJ              577            8.33%

                                                               AVERAGES:          $  175            9.71%
                                          AVERAGES, EXCLUDING 2ND STEPS:          $   83            9.67%
                                                                MEDIANS:          $   83           10.08%
                                           MEDIANS, EXCLUDING 2ND STEPS:          $   46           10.08%

LAST 3 YEARS IN NEW YORK
------------------------
GSB Financial Corp.              NY            07/09/97            GOSB           $   96           12.68%
Roslyn Bancorp(1)                NY            01/13/97            RSLN            1,973           11.55%
AFSALA Bancorp                   NY            10/01/96            AFED              137            6.08%
Dime Community Bancorp           NY            06/26/96            DIME            1,094            7.46%
Catskill Financial Corp.         NY            04/18/96            CATB              231           12.75%
Yonkers Financial Corp.          NY            04/18/96            YFCB              210            7.72%
Peekskill Financial Corp.        NY            12/29/95            PEEK              155           13.90%
Ambanc Holding Co.               NY            12/27/95            AHCI              342            8.17%
Flushing Financial Corp.         NY            11/21/95            FFIC              604            7.69%
Tappan Zee Financial             NY            10/05/95            TPNZ               95            8.72%
SFS Bancorp                      NY            06/30/95            SFED              154            6.66%
Carver FSB                       NY            12/25/94            CARV              309            4.50%
Financial Bancorp                NY            08/17/94            FIBC              158            6.51%

                                                               AVERAGES:          $  428            8.80%
                                                                MEDIANS:          $  210            7.72%

----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                Institutional Information                          Pre-Conversion Data
                                                                             -----------------------------------
                                                                                     Asset Quality
----------------------------------------------------------------------------------------------------------------

                                                Conversion                       NPAs/           Res.
Institution                       State            Date            Ticker        Assets          Cov.
-----------                       -----            ----            ------        ------          ----
                                                                                 (%)(2)           (%)
----------------------------------------------------------------------------------------------------------------

LAST 3 MONTHS NATIONALLY
------------------------
Oregon Trail Financial Corp.     OR            10/06/97            OTFC            0.12%         280%
Riverview Bancorp, Inc.(8)       WA*           10/01/97            RVSB            0.14%         245%
SHS Bancorp, Inc.                PA            10/01/97            SHSB            1.41%          36%
Ohio State Financial Serv.       OH*           09/29/97            P. Sheet        0.47%          86%
Citizens Bancorp                 IN            09/19/97            P. Sheet        0.45%          84%
WSB Holding Company              PA            08/29/97            P. Sheet        2.34%          26%
Bayonne Bancshares(8)            NJ            08/22/97            FSNJ            0.81%          53%

                                                               AVERAGES:           0.82%         116%
                                          AVERAGES, EXCLUDING 2ND STEPS:           0.96%         102%
                                                                MEDIANS:           0.47%          84%
                                           MEDIANS, EXCLUDING 2ND STEPS:           0.47%          84%

LAST 3 YEARS IN NEW YORK
------------------------
GSB Financial Corp.              NY            07/09/97            GOSB            0.07%         188%
Roslyn Bancorp(1)                NY            01/13/97            RSLN            0.82%         137%
AFSALA Bancorp                   NY            10/01/96            AFED            0.56%         105%
Dime Community Bancorp           NY            06/26/96            DIME            0.75%          77%
Catskill Financial Corp.         NY            04/18/96            CATB            0.70%         112%
Yonkers Financial Corp.          NY            04/18/96            YFCB            1.73%          23%
Peekskill Financial Corp.        NY            12/29/95            PEEK            1.30%          24%
Ambanc Holding Co.               NY            12/27/95            AHCI            3.52%          24%
Flushing Financial Corp.         NY            11/21/95            FFIC            1.08%          80%
Tappan Zee Financial             NY            10/05/95            TPNZ            2.40%          30%
SFS Bancorp                      NY            06/30/95            SFED            1.41%          44%
Carver FSB                       NY            12/25/94            CARV            0.93%          45%
Financial Bancorp                NY            08/17/94            FIBC            3.39%          18%

                                                              AVERAGES:            1.44%          70%
                                                               MEDIANS:            1.08%          45%

----------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                Institutional Information                                       Offering Information

---------------------------------------------------------------------------------------------------------------------------------

                                                Conversion                           Gross             % of              Exp./
Institution                       State            Date            Ticker            Proc.             Mid.              Proc.
-----------                       -----            ----            ------            -----             ----              -----
                                                                                    ($Mil.)             (%)               (%)
---------------------------------------------------------------------------------------------------------------------------------

LAST 3 MONTHS NATIONALLY
------------------------
Oregon Trail Financial Corp.     OR            10/06/97            OTFC              $ 46.9             132%                2.3%
Riverview Bancorp, Inc.(8)       WA*           10/01/97            RVSB                35.7             132%                2.8%
SHS Bancorp, Inc.                PA            10/01/97            SHSB                 8.2             132%                5.7%
Ohio State Financial Serv.       OH*           09/29/97            P. Sheet             6.3              94%                5.7%
Citizens Bancorp                 IN            09/19/97            P. Sheet            10.6             132%                4.6%
WSB Holding Company              PA            08/29/97            P. Sheet             3.3             132%                8.5%
Bayonne Bancshares(8)            NJ            08/22/97            FSNJ                48.7             132%                3.8%

                                                               AVERAGES:             $ 22.8             127%                4.8%
                                          AVERAGES, EXCLUDING 2ND STEPS:             $ 15.1             124%                5.4%
                                                                MEDIANS:             $ 10.6             132%                4.6%
                                           MEDIANS, EXCLUDING 2ND STEPS:             $  8.2             132%                5.7%

LAST 3 YEARS IN NEW YORK
------------------------
GSB Financial Corp.              NY            07/09/97            GOSB              $ 22.5             132%                4.1%
Roslyn Bancorp(1)                NY            01/13/97            RSLN               436.4             132%                2.1%
AFSALA Bancorp                   NY            10/01/96            AFED                14.5             132%                4.9%
Dime Community Bancorp           NY            06/26/96            DIME               145.5             132%                2.5%
Catskill Financial Corp.         NY            04/18/96            CATB                56.7             132%                3.3%
Yonkers Financial Corp.          NY            04/18/96            YFCB                35.7             132%                2.7%
Peekskill Financial Corp.        NY            12/29/95            PEEK                41.0             132%                2.4%
Ambanc Holding Co.               NY            12/27/95            AHCI                54.2             132%                3.4%
Flushing Financial Corp.         NY            11/21/95            FFIC                99.2             132%                2.3%
Tappan Zee Financial             NY            10/05/95            TPNZ                16.2             132%                5.1%
SFS Bancorp                      NY            06/30/95            SFED                15.0             115%                4.7%
Carver FSB                       NY            12/25/94            CARV                23.1             132%                5.2%
Financial Bancorp                NY            08/17/94            FIBC                21.9             175%                7.2%

                                                              AVERAGES:              $ 75.5             134%                3.8%
                                                               MEDIANS:              $ 35.7             132%                3.4%

---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                Institutional Information                                 Insider Purchases

----------------------------------------------------------------------------------------------------------------------------
                                                                                      Benefit Plans
                                                                                      -------------
                                                Conversion                                       Recog.        Mgmt.&
Institution                       State            Date            Ticker         ESOP           Plans         Dirs.
-----------                       -----            ----            ------         ----           -----         -----
                                                                                   (%)            (%)          (%)(3)
----------------------------------------------------------------------------------------------------------------------------

LAST 3 MONTHS NATIONALLY
------------------------
Oregon Trail Financial Corp.     OR            10/06/97            OTFC            8.0%             4.0%         3.9%
Riverview Bancorp, Inc.(8)       WA*           10/01/97            RVSB            8.0%             4.0%         2.9%
SHS Bancorp, Inc.                PA            10/01/97            SHSB            8.0%             4.0%         5.2%
Ohio State Financial Serv.       OH*           09/29/97            P. Sheet        8.0%             4.0%         8.3%
Citizens Bancorp                 IN            09/19/97            P. Sheet        8.0%             4.0%        16.1%
WSB Holding Company              PA            08/29/97            P. Sheet        8.0%             4.0%        31.0%
Bayonne Bancshares(8)            NJ            08/22/97            FSNJ            8.0%             4.0%        10.0%

                                                               AVERAGES:           8.0%             4.0%        11.1%
                                          AVERAGES, EXCLUDING 2ND STEPS:           8.0%             4.0%        12.9%
                                                                MEDIANS:           8.0%             4.0%         8.3%
                                           MEDIANS, EXCLUDING 2ND STEPS:           8.0%             4.0%         8.3%

LAST 3 YEARS IN NEW YORK
------------------------
GSB Financial Corp.              NY            07/09/97            GOSB            8.0%             4.0%         2.6%
Roslyn Bancorp(1)                NY            01/13/97            RSLN            8.0%             4.0%         1.3%
AFSALA Bancorp                   NY            10/01/96            AFED            8.0%             4.0%         4.7%
Dime Community Bancorp           NY            06/26/96            DIME            8.0%             4.0%         2.7%
Catskill Financial Corp.         NY            04/18/96            CATB            8.0%             4.0%         2.6%
Yonkers Financial Corp.          NY            04/18/96            YFCB            8.0%             4.0%         3.7%
Peekskill Financial Corp.        NY            12/29/95            PEEK            8.0%             4.0%         2.0%
Ambanc Holding Co.               NY            12/27/95            AHCI            8.0%             4.0%         0.4%
Flushing Financial Corp.         NY            11/21/95            FFIC            8.0%             4.0%         1.4%
Tappan Zee Financial             NY            10/05/95            TPNZ            8.0%             4.0%         2.2%
SFS Bancorp                      NY            06/30/95            SFED            8.0%             4.0%        10.7%
Carver FSB                       NY            12/25/94            CARV            8.0%             3.0%         0.7%
Financial Bancorp                NY            08/17/94            FIBC            7.0%             3.0%         5.6%

                                                              AVERAGES:            7.9%             3.8%         3.1%
                                                               MEDIANS:            8.0%             4.0%         2.6%

----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                Institutional Information                               Pro Forma Data
                                                                              ---------------------------------
                                                                                      Pricing Ratios(4)
---------------------------------------------------------------------------------------------------------------

                                                Conversion                                 Core
Institution                       State            Date            Ticker       P/TB       P/E(5)       P/A
-----------                       -----            ----            ------       ----       ------       ---
                                                                                 (%)        (x)         (%)
---------------------------------------------------------------------------------------------------------------

LAST 3 MONTHS NATIONALLY
------------------------
Oregon Trail Financial Corp.     OR            10/06/97            OTFC          75.3%      13.6x        18.1%
Riverview Bancorp, Inc.(8)       WA*           10/01/97            RVSB         109.0%      17.7         23.6%
SHS Bancorp, Inc.                PA            10/01/97            SHSB          72.3%      24.5          9.1%
Ohio State Financial Serv.       OH*           09/29/97            P. Sheet      62.3%      13.4         16.0%
Citizens Bancorp                 IN            09/19/97            P. Sheet      72.9%      14.8         14.8%
WSB Holding Company              PA            08/29/97            P. Sheet      71.4%      16.6          9.2%
Bayonne Bancshares(8)            NJ            08/22/97            FSNJ         100.9%       N.M.        14.6%

                                                               AVERAGES:         80.6%      16.8X        15.1%
                                          AVERAGES, EXCLUDING 2ND STEPS:         70.8%      16.6X        13.4%
                                                                MEDIANS:         72.9%      15.7X        14.8%
                                           MEDIANS, EXCLUDING 2ND STEPS:         72.3%      14.8X        14.8%

LAST 3 YEARS IN NEW YORK
------------------------
GSB Financial Corp.              NY            07/09/97            GOSB          72.5%      22.5x        19.6%
Roslyn Bancorp(1)                NY            01/13/97            RSLN          73.8%      15.3         18.6%
AFSALA Bancorp                   NY            10/01/96            AFED          71.2%      16.3          9.7%
Dime Community Bancorp           NY            06/26/96            DIME          80.3%      17.3         11.9%
Catskill Financial Corp.         NY            04/18/96            CATB          73.2%      18.4         20.4%
Yonkers Financial Corp.          NY            04/18/96            YFCB          76.5%      15.1         14.8%
Peekskill Financial Corp.        NY            12/29/95            PEEK          72.4%      15.3         21.5%
Ambanc Holding Co.               NY            12/27/95            AHCI          73.5%      14.8         14.0%
Flushing Financial Corp.         NY            11/21/95            FFIC          75.4%      17.2         14.2%
Tappan Zee Financial             NY            10/05/95            TPNZ          74.7%      14.6         15.0%
SFS Bancorp                      NY            06/30/95            SFED          65.8%      14.1          9.0%
Carver FSB                       NY            12/25/94            CARV          73.9%      42.1          7.0%
Financial Bancorp                NY            08/17/94            FIBC          76.9%      13.8         12.2%

                                                              AVERAGES:          73.9%      18.2X        14.5%
                                                               MEDIANS:          73.8%      15.3X        14.2%

---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                Institutional Information                                  Pro Forma Data
                                                                                -------------------------------------
                                                                                          Financial Charac.
---------------------------------------------------------------------------------------------------------------------

                                                Conversion                                                                    IPO
Institution                       State            Date            Ticker         ROA           TE/A          ROE            Price
-----------                       -----            ----            ------         ---           ----          ---            -----
                                                                                  (%)           (%)           (%)             ($)
--------------------------------------------------------------------------------------------  -------------------------------------

LAST 3 MONTHS NATIONALLY
------------------------
Oregon Trail Financial Corp.     OR            10/06/97            OTFC            1.0%          20.7%         5.1%         $ 10.00
Riverview Bancorp, Inc.(8)       WA*           10/01/97            RVSB            1.3%          21.6%         6.2%           10.00
SHS Bancorp, Inc.                PA            10/01/97            SHSB            0.4%          12.6%         3.0%           10.00
Ohio State Financial Serv.       OH*           09/29/97            P. Sheet        1.2%          25.7%         4.6%           10.00
Citizens Bancorp                 IN            09/19/97            P. Sheet        1.1%          46.3%         2.4%           10.00
WSB Holding Company              PA            08/29/97            P. Sheet        0.6%          12.9%         4.3%           10.00
Bayonne Bancshares(8)            NJ            08/22/97            FSNJ            N.M.          14.4%         N.M.           10.00

                                                               AVERAGES:           0.9%          22.0%         4.3%         $ 10.00
                                          AVERAGES, EXCLUDING 2ND STEPS:           0.9%          23.6%         3.9%         $ 10.00
                                                                MEDIANS:           1.1%          20.7%         4.5%         $ 10.00
                                           MEDIANS, EXCLUDING 2ND STEPS:           1.0%          20.7%         4.3%         $ 10.00

LAST 3 YEARS IN NEW YORK
------------------------
GSB Financial Corp.              NY            07/09/97            GOSB            0.9%          27.1%         3.2%         $ 10.00
Roslyn Bancorp(1)                NY            01/13/97            RSLN            1.2%          25.2%         4.8%           10.00
AFSALA Bancorp                   NY            10/01/96            AFED            0.6%          13.7%         4.4%           10.00
Dime Community Bancorp           NY            06/26/96            DIME            0.7%          16.9%         4.7%           10.00
Catskill Financial Corp.         NY            04/18/96            CATB            1.1%          27.8%         4.0%           10.00
Yonkers Financial Corp.          NY            04/18/96            YFCB            1.0%          19.4%         5.1%           10.00
Peekskill Financial Corp.        NY            12/29/95            PEEK            1.4%          29.8%         4.7%           10.00
Ambanc Holding Co.               NY            12/27/95            AHCI            0.9%          19.0%         5.0%           10.00
Flushing Financial Corp.         NY            11/21/95            FFIC            0.8%          18.9%         4.4%           11.50
Tappan Zee Financial             NY            10/05/95            TPNZ            1.0%          20.1%         5.1%           10.00
SFS Bancorp                      NY            06/30/95            SFED            0.6%          13.6%         4.7%           10.00
Carver FSB                       NY            12/25/94            CARV            0.2%           9.5%         1.8%           10.00
Financial Bancorp                NY            08/17/94            FIBC            0.9%          15.9%         5.6%           10.00

                                                              AVERAGES:            0.9%          19.8%         4.4%         $ 10.12
                                                               MEDIANS:            0.9%          19.0%         4.7%         $ 10.00

-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                Institutional Information                          Post-IPO Pricing Trends
                                                                               -------------------------------
                                                                                       Closing Price:
--------------------------------------------------------------------------------------------------------------
                                                                                   First
                                                Conversion                        Trading           %
Institution                       State            Date            Ticker           Day           Change
-----------                       -----            ----            ------           ---           ------
                                                                                    ($)            (%)
----------------------------------------------------------------------------------------------------------------

LAST 3 MONTHS NATIONALLY
------------------------
Oregon Trail Financial Corp.     OR            10/06/97            OTFC           $ 16.75           67.5%
Riverview Bancorp, Inc.(8)       WA*           10/01/97            RVSB             13.25           32.5%
SHS Bancorp, Inc.                PA            10/01/97            SHSB             14.75           47.5%
Ohio State Financial Serv.       OH*           09/29/97            P. Sheet         15.50           55.0%
Citizens Bancorp                 IN            09/19/97            P. Sheet         14.00           40.0%
WSB Holding Company              PA            08/29/97            P. Sheet         13.50           35.0%
Bayonne Bancshares(8)            NJ            08/22/97            FSNJ             11.75           17.5%

                                                               AVERAGES:          $ 14.21           42.1%
                                          AVERAGES, EXCLUDING 2ND STEPS:          $ 14.90           49.0%
                                                                MEDIANS:          $ 14.00           40.0%
                                           MEDIANS, EXCLUDING 2ND STEPS:          $ 14.75           47.5%

LAST 3 YEARS IN NEW YORK
------------------------
GSB Financial Corp.              NY            07/09/97            GOSB           $ 14.63           46.3%
Roslyn Bancorp(1)                NY            01/13/97            RSLN             15.00           50.0%
AFSALA Bancorp                   NY            10/01/96            AFED             11.38           13.8%
Dime Community Bancorp           NY            06/26/96            DIME             12.00           20.0%
Catskill Financial Corp.         NY            04/18/96            CATB             10.38            3.8%
Yonkers Financial Corp.          NY            04/18/96            YFCB              9.75           -2.5%
Peekskill Financial Corp.        NY            12/29/95            PEEK            12.125           21.2%
Ambanc Holding Co.               NY            12/27/95            AHCI             10.00            0.0%
Flushing Financial Corp.         NY            11/21/95            FFIC             13.88           20.7%
Tappan Zee Financial             NY            10/05/95            TPNZ            11.625           16.3%
SFS Bancorp                      NY            06/30/95            SFED             11.50           15.0%
Carver FSB                       NY            12/25/94            CARV              7.78          -22.2%
Financial Bancorp                NY            08/17/94            FIBC             10.88            8.7%

                                                              AVERAGES:           $ 11.61           14.7%
                                                               MEDIANS:           $ 11.50           15.0%

--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                Institutional Information                                     Post-IPO Pricing Trends
                                                                           ---------------------------------------------------
                                                                                                 Closing Price:
------------------------------------------------------------------------------------------------------------------------------
                                                                                   After                     After
                                                Conversion                         First          %          First          %
Institution                       State            Date            Ticker         Week(6)      Change      Month(7)      Change
-----------                       -----            ----            ------         -------      ------      --------      ------
                                                                                    ($)          (%)          ($)          (%)
--------------------------------------------------------------------------------------------------------------------------------

LAST 3 MONTHS NATIONALLY
Oregon Trail Financial Corp.     OR            10/06/97            OTFC            $ 16.75     67.5%      $ 16.19          61.9%
Riverview Bancorp, Inc.(8)       WA*           10/01/97            RVSB              13.63     36.3%        13.31          33.1%
SHS Bancorp, Inc.                PA            10/01/97            SHSB              16.25     62.5%        16.00          60.0%
Ohio State Financial Serv.       OH*           09/29/97            P. Sheet          15.50     55.0%        14.97          49.7%
Citizens Bancorp                 IN            09/19/97            P. Sheet          14.00     40.0%        15.38          53.8%
WSB Holding Company              PA            08/29/97            P. Sheet          14.50     45.0%        13.75          37.5%
Bayonne Bancshares(8)            NJ            08/22/97            FSNJ              11.88     18.8%        12.38          23.8%

                                                               AVERAGES:           $ 14.64     46.4%      $ 14.57          45.7%
                                          AVERAGES, EXCLUDING 2ND STEPS:           $ 15.40     54.0%      $ 15.26          52.6%
                                                                MEDIANS:           $ 14.50     45.0%      $ 14.97          49.7%
                                           MEDIANS, EXCLUDING 2ND STEPS:           $ 15.50     55.0%      $ 15.38          53.8%

LAST 3 YEARS IN NEW YORK
GSB Financial Corp.              NY            07/09/97            GOSB            $ 14.75     47.5%      $ 14.38          43.8%
Roslyn Bancorp(1)                NY            01/13/97            RSLN              15.88     58.8%        16.00          60.0%
AFSALA Bancorp                   NY            10/01/96            AFED              11.31     13.1%        12.13          21.2%
Dime Community Bancorp           NY            06/26/96            DIME              12.00     20.0%        11.87          18.7%
Catskill Financial Corp.         NY            04/18/96            CATB              10.50      5.0%        10.38           3.8%
Yonkers Financial Corp.          NY            04/18/96            YFCB              10.00      0.0%         9.94          -0.6%
Peekskill Financial Corp.        NY            12/29/95            PEEK              11.75     17.5%        11.25          12.5%
Ambanc Holding Co.               NY            12/27/95            AHCI              10.31      3.1%         9.87          -1.3%
Flushing Financial Corp.         NY            11/21/95            FFIC              14.31     24.4%        14.38          25.0%
Tappan Zee Financial             NY            10/05/95            TPNZ              11.50     15.0%        12.00          20.0%
SFS Bancorp                      NY            06/30/95            SFED              11.38     13.8%        11.25          12.5%
Carver FSB                       NY            12/25/94            CARV               7.88    -21.2%         6.38         -36.2%
Financial Bancorp                NY            08/17/94            FIBC              10.94      9.4%        10.38           3.8%

                                                              AVERAGES:            $ 11.73     15.9%      $ 11.55          14.1%
                                                               MEDIANS:            $ 11.38     13.8%      $ 11.25          12.5%

--------------------------------------------------------------------------------------------------------------------------------

Note: * - Appraisal performed by RP Financial; "NT" - Not Traded; "NA" - Not Applicable, Not Available.

(1) Non-OTS regulated thrift.
(2) As reported in summary pages of prospectus.
(3) As reported in prospectus.
(4) Does not take into account the adoption of SOP 93-6.
(5) Excludes impact of special SAIF assessment on earnings.
(6) Latest price if offering less than one week old.
(7) Latest price if offering more than one week but less than one month old.
(8) Second-step conversions.
(9) Simultaneously converted to commercial bank charter.

                                                                October 29, 1997

Board of Trustees/Directors
October 29, 1997
Page 23


SUMMARY OF ADJUSTMENTS

         In the First Update we applied various adjustments to the key valuation parameters listed below. In this updated appraisal, we have revised one of these adjustments, as summarized below.

                                                              First Update              Second Update
                                                              ------------              -------------

Financial Condition                                         Slight Downward             Slight Downward
Profitability, Growth & Viability of Earnings               Slight Downward             Slight Downward
Asset Growth                                                No Adjustment               No Adjustment
Primary Market Area                                         No Adjustment               No Adjustment
Dividends                                                   No Adjustment               No Adjustment
Liquidity of the Shares                                     No Adjustment               No Adjustment
Marketing of the Issue                                      Moderate Upward             No Adjustment
Management                                                  Slight Downward             Slight Downward
Effect of Govt. Regulations & Regulatory Reform             No Adjustment               No Adjustment

         Following the date of the First Update, the number of new issues has been limited, and there have been no new thrift issues since the first week of October. Second, the extreme market volatility dramatically impacts the new issue market to a greater extent than the market for seasoned companies. Given the limited level of new issues and the general tentativeness of the new issue market, we believe it is appropriate to eliminate the moderate upward adjustment for the "Marketing of the Issue" key valuation parameter.

         After reviewing the other key valuation factors, no other revisions were considered appropriate.


VALUATION ASSUMPTIONS

         The only change in the valuation assumptions was updating the reinvestment rate. The First Update reflected a 5.77 percent one-year T-Bill rate as of May 31, 1997. This rate has been updated to 5.56 percent, reflecting the updated rate as of August 31, 1997.


VALUATION ANALYSIS

         The general increase in the valuation bases for the Bank with the updated financial statements, coupled with the increase in the prices of the Peer Group, warrants an increase in the pro forma valuation of the Bank. The increase is tempered by the downgrade of the valuation parameter "Marketing of the Issue" in response to the current volatile market conditions. Accordingly, we have increased our pro forma valuation of the Bank from $550 million to $575 million, incorporating the impact of the shares to be issued to the Foundation immediately

Board of Trustees/Directors
October 29, 1997
Page 24


following the conversion. As in the Original Appraisal and First Update, we have continued to utilize the three valuation approaches: Price/Book (including the adjustment for intangible assets); Price/Earnings (including the adjustment for core earnings); and Price/Assets. These approaches are described more thoroughly below.

         The Bank has adopted SOP 93-6, in which earnings per share computations will be based on shares issued and outstanding excluding unreleased ESOP shares. For purposes of preparing the pro forma pricing tables and exhibits, we have reflected all ESOP shares to capture the full dilutive effect. However, we have considered the impact of SOP 93-6 in the determination of value.

         1. Price/Book ("P/B"). As in the Original Appraisal, we considered both reported and tangible book value in applying this approach, utilizing the August 31, 1997 financial data. Based on the $575 million midpoint valuation, the Bank's pro forma P/B and P/TB ratios are 71.93 and 77.86 percent, respectively. In comparison, the Peer Group's median P/B and P/TB ratios as of October 29, 1997 were 173.38 and 193.95 percent, respectively. RP Financial considered the Bank's P/B and P/TB relative discounts to be appropriate in light of the previously referenced valuation adjustments, the nature of the calculation of the pro forma P/B and P/TB ratios which mathematically results in a discounted ratio to book value and tangible book value, comparatively lower pro forma ROE and the resulting pricing ratios under the earnings and assets approaches.

         The Bank's updated pro forma P/TB ratio of 77.86 percent at the midpoint reflects a marginal increase over the 77.68 percent ratio in the First Update. We believe this is appropriate in view of the increase in the Peer Group pricing offset by the downgrade in the adjustment for marketing of the issue.

         2. Price/Earnings ("P/E"). As in the Original Appraisal and First Update, we considered both reported and core earnings in applying this approach, utilizing trailing 12 month earnings (see Table 5). We also considered the Bank's implied annual earnings for the five month stub period. Based on the Bank's reported and core earnings estimates, and incorporating the previously referenced pro forma assumptions, the Bank's reported and core P/E multiples at the $575 million midpoint value were 21.82 and 16.04 times, respectively. In comparison, the Peer Group's median reported and core P/E multiples are 20.93 and 18.30 times, respectively. The updated reported and core P/E multiples for the Bank compare closely to the 21.38 times and 16.08 times reported and core earnings multiples in the First Update.

         3. Price/Assets ("P/A"). At the $575 million midpoint value, the Bank's P/A ratio of 13.47 percent continues to reflect a modest discount. At the upper end of the valuation range, the Bank's P/A ratios of 17.19 percent at the supermaximum reflects a premium to the Peer Group median. The computation of the Bank's P/A ratios is assumed to be understated in that deposit withdrawals are expected to be utilized to partially fund stock purchases but such assumption is not reflected in the regulatory valuation formulas.

Board of Trustees/Directors
October 29, 1997
Page 25


         The Bank's updated pro forma P/A ratio of 13.47 percent at the midpoint compares to 12.86 percent in the First Update. The increase is the result of both the increase in price and a reduction in the Bank's total assets. The Peer Group's median P/A ratio also increased since the date of the First Update.


COMPARISON TO RECENT CONVERSIONS

         As in the Original Appraisal and First Update, we have considered the closing and current market pricing of recent conversions, excluding second step conversions), particularly the price/tangible book value ratios. The median closing P/TB ratio for the five recent standard conversions the last three months was 72.3 percent (all but one oversubscribed). The Bank's appraised midpoint P/TB ratio of 77.86 percent exceeds the closing P/TB of the recent conversions by a considerable margin, implying a 20 percent higher dollar value for the Bank than if valued at the closing P/TB of recent conversions.

         As reflected in Table 12, both the recently converted companies which completed standard conversion offerings and which were subsequently publicly traded are trading above their IPO prices. However, we believe trends with respect to new conversions have been rendered less meaningful in the Bank's valuation given the limited number of recent transactions, their comparatively smaller offering sizes, and since none have issued stock during the current volatile trading environment.


VALUATION CONCLUSION

         It is our opinion that, as of October 29, 1997, the estimated aggregate pro forma market value incorporating the impact of the shares to be issued to the Foundation immediately upon completion of the conversion was $575 million. Based on this valuation, the Trustees and Directors of the Company and the Bank have established the Initial Purchase Price and the number of shares of Conversion Stock to be offered, including the range of value. Accordingly, the Boards have established a range of value of 15 percent above and below the appraised value of $575 million (or "midpoint"), indicating a minimum value of $488.75 million and a maximum value of $661.25 million. Based on the $10.00 per share offering price determined by the Boards, this valuation range equates to an offering of 48.875 million shares at the minimum to 66.125 million shares at the maximum, and 575 million shares at the midpoint. In the event that the appraised value is subject to an increase, up to 76,043,750 shares may be sold at an issue price of $10.00 per share, for an aggregate market value of $760,437,500, without a resolicitation.

         Based on this pro forma valuation range, the offering range excluding the shares to be issued to the Foundation is as follows: $452,546,300 at the minimum, $532,407,410 at the midpoint, $612,268,520 at the maximum and $704,108,800 at the supermaximum. Based on a $10.00 per share offering price, the number of offering shares is as follows: 45,254,630 at the

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700


                                    Table 12
                          Market Pricing Comparatives
                         Prices As of October 29, 1997




                                               Market       Per Share Data
                                           Capitalization  ----------------            Pricing Ratios(3)              Dividends(4)
                                           ---------------  Core    Book    ---------------------------------------  --------------
                                           Price/   Market  12-Mth  Value/                                           Amount/
     Financial Institution                 Share(1) Value   EPS(2)  Share      P/E     P/B    P/A     P/TB  P/CORE   Share   Yield
     ---------------------                 ------- ------- ------- -------  ------- ------- ------- ------- -------  ------- ------
                                             ($)   ($Mil)    ($)     ($)      (X)     (%)     (%)     (%)     (x)     ($)     (%)

     SAIF-Insured Thrifts                   24.20   173.49   1.14   15.59   22.53  153.99   18.90  158.82   19.59     0.38   1.64
     All Public Companies                   24.59   184.04   1.20   15.52   21.25  158.99   19.15  164.09   19.24     0.40   1.64
     Special Selection Grouping(8)          14.48    70.58   0.38   11.55   25.66  126.99   23.34  126.99   25.66     0.04   0.34
     State of NY                            29.30   431.48   1.35   17.77   22.70  162.79   19.34  173.11   20.13     0.45   1.44


     Comparable Group
     ----------------

     Special Comparative Group(8)
     ----------------------------
     FSNJ  Bayonne Banchsares of NJ           12.37   111.24  -0.04    9.91      NM  124.82   18.00  124.82      NM     0.17   1.37
     OTFC  Oregon Trail Fin. Corp of OR       16.19    76.01   0.59   13.29   27.44  121.82   29.26  121.82   27.44     0.00   0.00
     RVSBD Riverview Bancorp of WA            13.37    81.93   0.56    9.18   23.88  145.64   31.50  145.64   23.88     0.00   0.00
     SHSB  SHS Bancorp, Inc. of PA            16.00    13.12   0.41   13.83      NM  115.69   14.62  115.69      NM     0.00   0.00



                                         Dividends(4)         Financial Characteristics(6)
                                        ------------- -------------------------------------------------------
                                                                                 Reported         Core
                                           Payout      Total  Equity/  NPAs/  ---------------- ---------------
     Financial Institution                Ratio(5)     Assets  Assets  Assets    ROA     ROE     ROA     ROE
     ---------------------                --------    ------  ------- ------- ------- ------- ------- -------
                                             (%)      ($Mil)     (%)    (%)     (%)     (%)     (%)     (%)

     SAIF-Insured Thrifts                   30.99      1,154   12.99    0.71    0.64    5.50    0.85    7.48
     All Public Companies                   30.90      1,191   12.83    0.72    0.72    6.37    0.90    8.01
     Special Selection Grouping(8)           0.00        307   18.18    0.73    0.60    2.77    0.68    3.28
     State of NY                            29.33      2,480   12.38    0.85    0.73    6.57    0.86    7.95


     Comparable Group
     ----------------


     Special Comparative Group(8)
     ----------------------------
     FSNJ  Bayonne Banchsares of NJ            NM        618   14.42    1.22   -0.35   -2.42   -0.06   -0.40
     OTFC  Oregon Trail Fin. Corp of OR      0.00        260   24.02    0.10    1.07    4.44    1.07    4.44
     RVSBD Riverview Bancorp of WA           0.00        260   21.63    0.14    1.32    6.10    1.32    6.10
     SHSB  SHS Bancorp, Inc. of PA           0.00         90   12.64    1.44    0.37    2.96    0.37    2.96


(1)  Average of High/Low or Bid/Ask price per share.
(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax effected basis.
(3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/CORE = Price to estimated core earnings.
(4)  Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(8)  Includes Converted Last 3 Mths (no MHC);



Source: Corporate reports, offering circulars, and RP Financial, LC.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

Board of Trustees/Directors
October 29, 1997
Page 27


minimum, 53,240,740 at the midpoint, 61,226,852 at the maximum and 70,410,880 at the supermaximum.

         The comparative pro forma valuation ratios relative to the Peer Group are shown in Table 13, and the key valuation assumptions are detailed in
Exhibit 3. The pro forma calculations for the range are detailed in Exhibit 4, and pro forma regulatory capital levels are presented in Exhibit 5.


                                       Respectfully submitted,

                                       RP Financial, LC.



                                       Ronald S. Riggins
                                       President and Managing Director

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700


                                   Table 13
                            Public Market Pricing
                Independence Savings Bank and the Comparables
                            As of October 29, 1997



                                             Market          Per Share Data
                                         Capitalization     ----------------
                                       ------------------    Core      Book                       Pricing Ratios(3)
                                        Price/    Market    12-Mth     Value/    ------------------------------------------------
                                       Share(1)   Value     EPS(2)     Share     P/E          P/B      P/A        P/TB     P/CORE
                                       --------   -------   ------     -----     -----       -----    -----       -----    ------
                                          ($)     ($Mil)      ($)       ($)       (X)         (%)      (%)        (%)        (X)
Independence Savings Bank
-------------------------
 Superrange                              10.00     760.44     0.39     12.55     25.66       79.67     17.19      85.11     19.44
 Range Maximum                           10.00     661.25     0.42     13.18     23.72       75.87     15.23      81.58     17.70
 Range Midpoint                          10.00     575.00     0.46     13.90     21.82       71.93     13.47      77.86     16.04
 Range Minimum                           10.00     488.75     0.51     14.88     19.69       67.20     11.65      73.34     14.24


BIF-Insured Thrifts(7)
----------------------
 Averages                                26.73     242.17     1.51     15.31     16.85      184.48     20.09     191.57     17.70
 Medians                                   ---        ---      ---       ---     16.41      174.35     17.07     189.19     17.34



All Non-MHC State of NY(7)
--------------------------
 Averages                                29.52     460.94     1.40     18.21     22.68      158.12     19.02     169.06     19.87
 Medians                                   ---        ---      ---       ---     22.94      145.07     17.09     148.41     20.29


Comparable Group Averages
-------------------------
 Averages                                34.89     355.64     1.98     19.93     20.62      185.92     20.07     201.16     18.55
 Medians                                   ---        ---      ---       ---     20.93      173.38     16.35     193.95     18.30


State of NY
-----------

AFED  AFSALA Bancorp, Inc. of NY         19.50      28.37     0.82     14.74     23.78      132.29     17.82     132.29     23.78
ALBK  ALBANK Fin. Corp. of Albany NY     45.75     588.89     2.81     25.75     19.98      177.67     16.35     203.24     16.28
ALBC  Albion Banc Corp. of Albion NY     29.25       7.31     0.96     23.96        NM      122.08     10.66     122.08        NM
AHCI  Ambanc Holding Co., Inc. of NY     15.75      69.17    -0.67     14.29        NM      110.22     14.26     110.22        NM
ASFC  Astoria Financial Corp. of NY      52.12    1077.11     2.84     29.02     26.19      179.60     14.05     213.87     18.35
CNY   Carver Bancorp, Inc. of NY         12.62      29.20     0.01     14.93        NM       84.53      7.06      88.13        NM
CATB  Catskill Fin. Corp of NY           17.87      84.35     0.86     15.08     21.02      118.50     29.67     118.50     20.78
DME   Dime Bancorp, Inc. of NY           24.50    2486.55     1.36     10.44     22.90      234.67     12.38     246.23     18.01
DIME  Dime Community Bancorp of NY       21.62     272.95     1.05     15.12     22.06      142.99     20.76     165.92     20.59
FIBC  Financial Bancorp, Inc. of NY      22.75      38.90     1.56     15.46     25.85      147.15     13.77     147.82     14.58
FFIC  Flushing Fin. Corp. of NY          21.37     170.60     0.97     16.67     22.98      128.19     19.84     128.19     22.03
GOSB  GSB Financial Corp. of NY          15.00      33.72     0.44     13.78     28.85      108.85     29.46     108.85        NM
GPT   GreenPoint Fin. Corp. of NY        65.75    2815.81     3.25     32.02     19.74      205.34     21.17         NM     20.23
HAVN  Haven Bancorp of Woodhaven NY      43.75     191.89     3.10     24.15     20.93      181.16     10.77     181.76     14.11
JSB   JSB Financial, Inc. of NY          48.12     476.29     2.63     35.35     17.37      136.12     31.11     136.12     18.30
LISB  Long Island Bancorp, Inc of NY     45.12    1083.92     1.67     22.12        NM      203.98     18.34     206.03     27.02
MBB   MSB Bancorp of Middletown NY       27.62      78.55     0.52     21.15        NM      130.59      9.65     266.09        NM
NYB   New York Bancorp, Inc. of NY       34.44     734.23     2.35      7.83     17.22          NM     22.36         NM     14.66
PEEK  Peekskill Fin. Corp. of NY         17.00      54.28     0.75     14.71     29.82      115.57     29.73     115.57     22.67
PKPS  Poughkeepsie Fin. Corp. of NY(7)   10.00     125.95     0.37      5.85        NM      170.94     14.31     170.94     27.03
PSBK  Progressive Bank, Inc. of NY       34.00     130.15     2.26     19.63     14.85      173.20     14.81     193.95     15.04
QCSB  Queens County Bancorp of NY        36.50     551.44     1.47     11.51     25.17      317.12     37.59     317.12     24.83
RELY  Reliance Bancorp, Inc. of NY       32.37     282.01     1.87     18.67     25.69      173.38     14.27     240.67     17.31
RSLN  Roslyn Bancorp, Inc. of NY         21.62     943.54     0.93     14.58        NM      148.29     29.87     149.00     23.25



                                               Dividends(4)                          Financial Characteristics(6)
                                       -----------------------------   ----------------------------------------------------------
                                                                                                      Reported          Core
                                       Amount/              Payout     Total     Equity/  NPAs/    --------------   -------------
                                        Share      Yield    Ratio(5)   Assets    Assets   Assets    ROA      REO     ROA     ROE
                                       --------   -------   --------   ------    ------   ------   -----    -----   -----   -----
                                           ($)       (%)      (%)      ($Mil)       (%)     (%)     (%)       (%)     (%)    (%)
Independence Savings Bank
-------------------------
 Superrange                               0.00       0.00     0.00     4,424     21.57        0.59   0.67      3.11   0.88   4.10
 Range Maximum                            0.00       0.00     0.00     4,341     20.08        0.60   0.64      3.20   0.86   4.29
 Range Midpoint                           0.00       0.00     0.00     4,269     18.73        0.62   0.62      3.30   0.84   4.48
 Range Minimum                            0.00       0.00     0.00     4,197     17.33        0.63   0.59      3.41   0.82   4.72


BIF-Insured Thrifts(7)
----------------------
 Averages                                 0.49       1.69    31.00     1,414     11.81        0.81   1.11     10.91   1.12  10.73
 Medians                                   ---        ---      ---       ---       ---         ---    ---       ---    ---    ---



All Non-MHC State of NY(7)
--------------------------
 Averages                                 0.46       1.45    29.94     2,642     12.50        0.86   0.74      6.65   0.87   8.06
 Medians                                   ---        ---      ---       ---       ---         ---    ---       ---    ---    ---


Comparable Group Averages
-------------------------
 Averages                                 0.66       1.82    33.70     1,885     11.43        0.66   1.03      9.31   1.10  18.27
 Medians                                   ---        ---      ---       ---       ---         ---    ---       ---    ---    ---


State of NY
-----------

AFED  AFSALA Bancorp, Inc. of NY          0.16       0.82    19.51       159     13.47        0.45   0.79      6.46   0.79   6.46
ALBK  ALBANK Fin. Corp. of Albany NY      0.72       1.57    25.62     3,602      9.20        0.94   0.85      9.19   1.04  11.28
ALBC  Albion Banc Corp. of Albion NY      0.32       1.09    33.33        69      8.73        0.72   0.11      1.14   0.38   4.07
AHCI  Ambanc Holding Co., Inc. of NY      0.20       1.27       NM       485     12.94        0.63  -0.59     -4.26  -0.62  -4.45
ASFC  Astoria Financial Corp. of NY       0.60       1.15    21.13     7,664      7.82        0.47   0.56      7.09   0.79  10.12
CNY   Carver Bancorp, Inc. of NY          0.00       0.00     0.00       414      8.35        1.37  -0.44     -4.95   0.01   0.07
CATB  Catskill Fin. Corp of NY            0.28       1.57    32.56       284     25.04        0.47   1.43      5.21   1.45   5.27
DME   Dime Bancorp, Inc. of NY            0.16       0.65    11.76    20,087      5.27        1.02   0.56     10.54   0.71  13.40
DIME  Dime Community Bancorp of NY        0.24       1.11    22.86     1,315     14.52          NA   0.97      6.00   1.04   6.43
FIBC  Financial Bancorp, Inc. of NY       0.40       1.76    25.64       282      9.36          NA   0.56      5.77   1.00  10.23
FFIC  Flushing Fin. Corp. of NY           0.24       1.12    24.74       860     15.47        0.39   0.93      5.55   0.97   5.79
GOSB  GSB Financial Corp. of NY           0.00       0.00     0.00       114     27.06          NA   1.02      3.77   0.86   3.19
GPT   GreenPoint Fin. Corp. of NY         1.00       1.52    30.77    13,300     10.31        2.88   1.06      9.98   1.03   9.74
HAVN  Haven Bancorp of Woodhaven NY       0.60       1.37    19.35     1,782      5.95        0.76   0.56      9.29   0.83  13.78
JSB   JSB Financial, Inc. of NY           1.40       2.91    53.23     1,531     22.85          NA   1.80      8.14   1.71   7.72
LISB  Long Island Bancorp, Inc of NY      0.60       1.33    35.93     5,909      8.99        0.92   0.62      6.60   0.71   7.65
MBB   MSB Bancorp of Middletown NY        0.60       2.17       NM       814      7.39        0.71   0.17      2.40   0.18   2.55
NYB   New York Bancorp, Inc. of NY        0.60       1.74    25.53     3,284      5.08          NA   1.38     26.74   1.62  31.42
PEEK  Peekskill Fin. Corp. of NY          0.36       2.12    48.00       183     25.73        1.22   0.98      3.54   1.29   4.65
PKPS  Poughkeepsie Fin. Corp. of NY(7)    0.10       1.00    27.03       880      8.37          NA   0.35      4.21   0.54   6.49
PSBK  Progressive Bank, Inc. of NY        0.68       2.00    30.09       879      8.55          NA   0.99     11.99   0.98  11.83
QCSB  Queens County Bancorp of NY         0.80       2.19    54.42     1,467     11.85        0.69   1.60     10.80   1.63  10.95
RELY  Reliance Bancorp, Inc. of NY        0.64       1.98    34.22     1,977      8.23          NA   0.58      7.07   0.87  10.49
RSLN  Roslyn Bancorp, Inc. of NY          0.24       1.11    25.81     3,159     20.14        0.27   0.86      4.12   1.35   6.49

RP FINANCIAL, LC.
---------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700


                                   Table 13
                            Public Market Pricing
                Independence Savings Bank and the Comparables
                            As of October 29, 1997



                                             Market          Per Share Data
                                         Capitalization     ----------------
                                       ------------------    Core      Book                       Pricing Ratios(3)
                                        Price/    Market    12-Mth     Value/    ------------------------------------------------
                                       Share(1)   Value     EPS(2)     Share     P/E          P/B      P/A        P/TB     P/CORE
                                       --------   -------   ------     -----     -----       -----    -----       -----    ------
                                          ($)     ($Mil)      ($)       ($)       (X)         (%)      (%)        (%)        (X)
SFED  SFS Bancorp of Schenectady NY      22.03      27.23     1.07     17.44       NM       126.32     15.75     126.32     20.59
ROSE  T R Financial Corp. of NY          30.50     536.56     1.65     12.53     16.58      243.42     15.11     243.42     18.48
TPNZ  Tappan Zee Fin., Inc. of NY        20.25      30.13     0.49     14.35       NM       141.11     25.29     141.11       NM
ESBK  The Elmira SB FSB of Elmira NY     28.50      20.12     1.10     20.32     25.22      140.26      8.83     146.30     25.91
YFCB  Yonkers Fin. Corp. of NY           20.75      63.00     1.02     14.14     27.30      146.75     21.87     146.75     20.34

Comparable Group
----------------

ALBK  ALBANK Fin. Corp. of Albany NY     45.74     588.89     2.81     25.75     19.98      177.67     16.35     203.24     16.28
DIME  Dime Community Bancorp of NY       21.62     272.95     1.05     15.12     22.06      142.99     20.76     165.92     20.59
FFIC  Flushing Fin. Corp. of NY          21.37     170.60     0.97     16.67     22.98      128.19     19.84     128.19     22.03
HAVN  Haven Bancorp of Woodhaven NY      43.75     191.89     3.10     24.15     20.93      181.16     10.77     181.76     14.11
JSB   JSB Financial, Inc. of NY          48.12     476.29     2.63     35.35     17.37      136.12     31.11     136.12     18.30
PSBK  Progressive Bank, Inc. of NY       34.00     130.15     2.26     19.63     14.85      173.20     14.81     193.95     15.04
QCSB  Queens County Bancorp of NY        36.50     551.44     1.47     11.51     25.17      317.12     37.59     317.12     24.83
RELY  Reliance Bancorp, Inc. of NY       32.37     282.01     1.87     18.67     25.69      173.38     14.27     240.67     17.31
ROSE  T R Financial Corp. of NY          30.50     536.56     1.65     12.53     16.58      243.42     15.11     243.42     18.48


                                               Dividends(4)                          Financial Characteristics(6)
                                       -----------------------------   ----------------------------------------------------------
                                                                                                      Reported            Core
                                       Amount/              Payout     Total     Equity/  NPAs/    --------------   ---------------
                                        Share      Yield    Ratio(5)   Assets    Assets   Assets    ROA      ROE     ROA       ROE
                                       --------   -------   --------   ------    ------   ------   -----    -----   -----     -----
                                           ($)       (%)      (%)      ($Mil)       (%)     (%)     (%)       (%)     (%)    (%)
SFED  SFS Bancorp of Schenectady NY       0.28       1.27    26.17       173       12.47    0.73     0.44      3.41    0.79    6.09
ROSE  T R Financial Corp. of NY           0.64       2.10    38.79     3,552        6.21    0.54     0.99     15.79    0.88   14.16
TPNZ  Tappan Zee Fin., Inc. of NY         0.28       1.38    57.14       119       17.92    1.68     0.70      4.22    0.65    3.90
ESBK  The Elmira SB FSB of Elmira NY      0.64       2.25    58.18       228        6.30    0.66     0.36      5.66    0.35    5.51
YFCB  Yonkers Fin. Corp. of NY            0.24       1.16    23.53       288       14.90    0.57     0.86      5.06    1.16    6.79

Comparable Group
----------------

ALBK  ALBANK Fin. Corp. of Albany NY      0.72       1.57    25.62     3,602        9.20    0.94     0.85      9.19    1.04   11.28
DIME  Dime Community Bancorp of NY        0.24       1.11    22.86     1,315       14.52     NA      0.97      6.00    1.04    6.43
FFIC  Flushing Fin. Corp. of NY           0.24       1.12    24.74       860       15.47    0.39     0.93      5.55    0.97    5.79
HAVN  Haven Bancorp of Woodhaven NY       0.60       1.37    19.35     1,782        5.95    0.76     0.56      9.29    0.83   13.78
JSB   JSB Financial, Inc. of NY           1.40       2.91    53.23     1,531       22.85     NA      1.80      8.14    1.71    7.72
PSBK  Progressive Bank, Inc. of NY        0.68       2.00    30.09       879        8.55     NA      0.99     11.99    0.98   11.83
QCSB  Queens County Bancorp of NY         0.80       2.19    54.42     1,467       11.85    0.69     1.60     10.80    1.63   10.95
RELY  Reliance Bancorp, Inc. of NY        0.64       1.98    34.22     1,977        8.23     NA      0.58      7.07    0.87   10.49
ROSE  T R Financial Corp. of NY           0.64       2.10    38.79     3,552        6.21    0.54     0.99     15.79    0.88   14.16

(1)  Average of high/low or bid/ask price per share.
(2) EPS (core basis) is based on actual trailing twelve month data, adjusted to omit the impact of non-operating items (including the SAIF assessment) on a tax effected basis, and is shown on a pro forma basis where appropriate.
(3)  P/E = Price to Earnings; P/B = Price to Book; P/A = Price to Assets;
     P/TB = Price to Tangible Book; and P/CORE = Price to Core Earnings.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated twelve month dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and total assets balances.
(7) Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.


Source: Corporate reports, offering circulars, and RP Rinancial, Inc.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

                                  EXHIBITS

                              LIST OF EXHIBITS

Exhibit
Number                    Description
-------                   -----------

   1            Stock Prices:  As of October 29, 1997

   2            Peer Group Core Earnings Analysis

   3            Pro Forma Analysis Sheet

   4            Pro Forma Effect of Conversion Proceeds

   5            Pro Forma Regulatory Capital Levels

   6            Firm Qualifications Statement

                                   EXHIBIT 1

                                  Stock Prices
                             As of October 29, 1997

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                                  Exhibit IV-1
                      Weekly Thrift Market Line - Part One
                          Prices As Of October 29, 1997


                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
Market Averages. SAIF-Insured Thrifts(no MHC)
---------------------------------------------
SAIF-Insured Thrifts(302)                     23.93   5,670   179.4        25.66   15.71   23.67    1.16  235.37    40.97
NYSE Traded Companies(10)                     45.36  33,668 1,733.9        47.64   26.97   44.71    1.99  330.91    48.27
AMEX Traded Companies(16)                     17.35   3,142    55.0        20.16   12.39   17.28    0.27  273.54    27.17
NASDAQ Listed OTC Companies(276)              23.48   4,728   126.2        25.13   15.46   23.22    1.18  222.78    41.47
California Companies(21)                      30.03  18,712   848.3        31.85   17.95   29.69    1.31  159.20    47.75
Florida Companies(5)                          31.33  13,749   476.5        32.95   17.22   31.24    1.19  189.00    54.35
Mid-Atlantic Companies(60)                    24.96   6,996   184.0        26.52   15.83   24.56    1.58  213.57    49.78
Mid-West Companies(144)                       22.43   3,454    97.0        24.00   15.02   22.28    0.83  261.68    37.29
New England Companies(9)                      30.92   5,158   198.9        32.42   17.70   30.40    1.23  444.76    58.80
North-West Companies(8)                       23.26  11,774   332.5        25.29   17.10   22.94    1.26  177.27    35.42
South-East Companies(42)                      23.15   3,347    73.9        25.74   16.42   22.65    1.97  204.79    33.36
South-West Companies(7)                       19.86   1,900    42.5        21.68   12.95   19.82    0.19   25.93    41.94
Western Companies (Excl CA)(6)                21.87   5,273   110.2        23.48   15.88   21.85    0.17  315.63    29.64
Thrift Strategy(240)                          22.92   3,600    91.9        24.54   15.30   22.65    1.13  216.70    39.59
Mortgage Banker Strategy(37)                  28.37  15,311   600.9        30.69   17.75   28.17    1.52  293.08    49.15
Real Estate Strategy(10)                      26.52   7,818   242.7        27.94   15.61   26.30    0.90  227.40    50.04
Diversified Strategy(11)                      35.96  26,485 1,045.6        39.00   21.15   35.63    0.89  203.41    43.64
Retail Banking Strategy(4)                    17.73   3,486    74.2        19.47   12.25   17.45    1.24  387.36    28.54
Companies Issuing Dividends(257)              24.09   5,487   176.2        25.90   15.95   23.81    1.22  248.33    39.64
Companies Without Dividends(45)               22.91   6,807   199.7        24.18   14.17   22.78    0.74  150.60    50.41
Equity/Assets less than 6%(23)                28.89  19,603   667.7        30.45   16.65   28.36    2.07  201.21    51.67
Equity/Assets 6-12%(141)                      27.01   5,904   211.5        28.82   16.82   26.78    0.93  252.32    47.93
Equity/Assets greater than 12%(138)           20.27   3,182    70.2        21.96   14.52   20.02    1.21  183.53    31.92
Converted Last 3 Mths (no MHC)(3)             14.85   4,836    66.8        15.35   11.99   14.54    2.56    0.00    57.78
Actively Traded Companies(41)                 34.36  18,723   770.6        36.31   20.81   33.85    1.86  263.81    52.08
Market Value Below $20 Million(51)            18.45     844    14.3        19.57   12.88   18.42    0.37  273.10    35.53
Holding Company Structure(267)                23.99   5,473   178.8        25.76   15.88   23.74    1.13  221.37    39.66
Assets Over $1 Billion(60)                    35.25  18,673   713.3        37.55   21.46   34.73    1.64  270.81    46.66
Assets $500 Million-$1 Billion(50)            23.45   5,548   116.4        25.29   14.66   23.09    1.45  263.56    47.65
Assets $250-$500 Million(65)                  23.99   2,641    59.3        25.59   15.74   23.77    1.08  219.93    46.38
Assets less than $250 Million(127)            19.07   1,449    26.0        20.58   13.53   18.94    0.87  148.49    32.83
Goodwill Companies(124)                       27.85   9,512   314.6        29.79   17.34   27.48    1.35  260.39    45.90
Non-Goodwill Companies(177)                   21.28   3,072    88.1        22.86   14.61   21.08    1.04  195.86    37.34
Acquirors of FSLIC Cases(10)                  42.34  35,626 1,868.5        44.42   25.12   41.80    2.03  349.42    50.49

                                                       Current Per Share Financials
                                                   ----------------------------------------
                                                                            Tangible
                                                   Trailing  12 Mo.   Book    Book
                                                    12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                               EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                              -------- ------- ------- ------- -------
                                                       ($)     ($)     ($)     ($)     ($)
Market Averages. SAIF-Insured Thrifts(no MHC)
---------------------------------------------
SAIF-Insured Thrifts(302)                            0.85    1.16   15.78   15.33   152.99
NYSE Traded Companies(10)                            2.05    2.77   21.66   20.86   339.55
AMEX Traded Companies(16)                            0.40    0.73   14.33   14.12   107.09
NASDAQ Listed OTC Companies(276)                     0.83    1.12   15.64   15.18   148.41
California Companies(21)                             0.95    1.44   17.07   16.46   262.62
Florida Companies(5)                                 0.92    0.85   13.38   12.67   183.36
Mid-Atlantic Companies(60)                           0.96    1.35   16.19   15.58   167.16
Mid-West Companies(144)                              0.83    1.09   15.75   15.43   135.24
New England Companies(9)                             0.79    1.36   17.21   16.06   236.79
North-West Companies(8)                              0.86    1.08   13.64   13.24   117.10
South-East Companies(42)                             0.79    1.02   15.06   14.73   118.44
South-West Companies(7)                              0.62    1.08   14.76   13.99   192.26
Western Companies (Excl CA)(6)                       0.90    1.06   16.12   15.43   107.39
Thrift Strategy(240)                                 0.80    1.10   16.00   15.62   138.76
Mortgage Banker Strategy(37)                         1.16    1.51   15.45   14.45   226.19
Real Estate Strategy(10)                             0.90    1.39   14.36   14.06   220.82
Diversified Strategy(11)                             1.54    1.80   13.68   13.15   194.48
Retail Banking Strategy(4)                           0.18    0.00   13.12   12.68   168.91
Companies Issuing Dividends(257)                     0.92    1.22   15.91   15.42   149.59
Companies Without Dividends(45)                      0.46    0.77   15.00   14.76   174.24
Equity/Assets less than 6%(23)                       0.94    1.53   13.37   12.56   276.84
Equity/Assets 6-12%(141)                             1.04    1.40   16.20   15.49   195.06
Equity/Assets greater than 12%(138)                  0.67    0.87   15.79   15.62    93.86
Converted Last 3 Mths (no MHC)(3)                    0.25    0.32   12.34   12.34    77.83
Actively Traded Companies(41)                        1.48    2.01   17.41   16.78   232.59
Market Value Below $20 Million(51)                   0.52    0.83   15.26   15.21   122.37
Holding Company Structure(267)                       0.83    1.13   16.04   15.60   150.27
Assets Over $1 Billion(60)                           1.32    1.84   17.68   16.39   251.28
Assets $500 Million-$1 Billion(50)                   0.92    1.11   14.19   13.68   153.33
Assets $250-$500 Million(65)                         0.87    1.20   16.49   16.03   160.18
Assets less than $250 Million(127)                   0.62    0.86   15.20   15.13   105.83
Goodwill Companies(124)                              1.06    1.41   16.25   15.12   198.61
Non-Goodwill Companies(177)                          0.71    0.99   15.48   15.48   122.30
Acquirors of FSLIC Cases(10)                         1.83    2.66   20.35   19.16   333.35

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                          Prices As Of October 29, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
Market Averages. BIF-Insured Thrifts(no MHC)
--------------------------------------------
BIF-Insured Thrifts(62)                       26.59   8,242   239.9        28.19   16.38   26.34    0.91  239.29    50.55
NYSE Traded Companies(2)                      45.13  72,159 2,651.2        46.28   30.00   43.16    3.73  143.54    52.26
AMEX Traded Companies(6)                      26.12   5,813   149.7        27.27   15.38   26.02    0.46  138.04    58.91
NASDAQ Listed OTC Companies(54)               25.86   5,833   148.8        27.53   15.93   25.67    0.85  258.55    49.38
California Companies(2)                       18.22   5,393   102.1        19.50   11.75   18.13    0.66    0.00    38.29
Mid-Atlantic Companies(15)                    28.06  17,488   549.4        29.76   17.29   27.60    1.09  175.68    50.36
Mid-West Companies(2)                         12.50     942    11.8        12.75    9.62   12.37    1.05    0.00    23.52
New England Companies(34)                     26.39   5,111   139.9        28.03   15.68   26.21    0.79  263.95    55.83
North-West Companies(4)                       22.62   6,882   150.6        24.87   13.54   22.64    0.13  146.44    47.64
South-East Companies(5)                       31.90   2,083    45.2        32.92   22.60   31.60    1.60    0.00    32.50
Thrift Strategy(44)                           26.83   4,926   164.2        28.43   16.68   26.57    0.97  239.19    49.88
Mortgage Banker Strategy(7)                   27.69  29,804   724.4        29.43   16.31   27.70   -0.02  224.35    60.40
Real Estate Strategy(6)                       18.81   4,861    93.4        20.12   12.08   18.83    0.03  493.47    36.64
Diversified Strategy(5)                       28.22  13,256   417.1        29.88   16.55   27.53    2.35  180.14    55.65
Companies Issuing Dividends(52)               27.99   8,713   261.4        29.59   17.28   27.72    0.91  240.27    50.03
Companies Without Dividends(10)               16.97   5,015    91.9        18.55   10.22   16.87    0.90  225.01    54.03
Equity/Assets less than 6%)                   18.47  29,977   701.2        19.72    9.80   18.30    0.51  170.22    82.15
Equity/Assets 6-12%(42)                       28.64   6,523   228.7        30.38   17.11   28.34    1.05  254.18    53.05
Equity/Assets greater than 12%(15)            23.49   6,576   137.5        24.82   16.33   23.37    0.65   44.48    33.71
Actively Traded Companies(18)                 28.19  11,778   322.7        30.23   17.03   27.90    1.27  277.76    49.93
Market Value Below $20 Million(5)             15.69     953    14.4        16.38   10.06   15.53    1.00    0.00    40.48
Holding Company Structure(41)                 25.93   7,007   184.3        27.61   16.13   25.69    1.07  225.13    48.47
Assets Over $1 Billion(14)                    31.76  24,452   785.0        33.42   19.40   31.06    1.84  205.84    53.80
Assets $500 Million-$1 Billion(16)            28.15   5,027   117.0        30.15   17.42   28.22    0.02  217.82    49.57
Assets $250-$500 Million(15)                  22.47   3,027    63.1        24.05   13.30   22.10    1.70  283.48    50.47
Assets less than $250 Million(17)             23.95   1,479    29.4        25.07   15.32   23.88    0.26  262.64    48.87
Goodwill Companies(29)                        28.47  12,361   385.6        30.03   17.46   28.15    0.95  225.05    52.71
Non-Goodwill Companies(33)                    24.91   4,550   109.2        26.53   15.41   24.72    0.87  265.17    48.68

                                                 Current Per Share Financials
                                             ----------------------------------------
                                                                      Tangible
                                             Trailing  12 Mo.   Book    Book
                                              12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                         EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                        -------- ------- ------- ------- -------
                                                 ($)     ($)     ($)     ($)     ($)

Market Averages. BIF-Insured Thrifts(no MHC)
--------------------------------------------
BIF-Insured Thrifts(62)                        1.56    1.55   15.57   14.72   152.66
NYSE Traded Companies(2)                       2.20    2.31   21.23   13.98   254.24
AMEX Traded Companies(6)                       1.05    1.01   15.22   13.17   156.45
NASDAQ Listed OTC Companies(54)                1.60    1.59   15.38   14.95   147.85
California Companies(2)                        1.28    1.24   10.43   10.40   117.32
Mid-Atlantic Companies(15)                     1.23    1.32   16.06   14.16   168.67
Mid-West Companies(2)                          0.21    0.32   12.77   12.04    50.95
New England Companies(34)                      1.89    1.82   14.22   13.65   164.23
North-West Companies(4)                        1.17    1.14   11.97   11.60   108.36
South-East Companies(5)                        1.29    1.33   26.77   26.77    98.52
Thrift Strategy(44)                            1.53    1.52   16.52   15.57   149.98
Mortgage Banker Strategy(7)                    1.42    1.52   13.33   12.87   170.14
Real Estate Strategy(6)                        1.52    1.39   10.21   10.19   109.63
Diversified Strategy(5)                        2.11    2.08   13.02   12.01   186.81
Companies Issuing Dividends(52)                1.52    1.51   16.31   15.35   159.08
Companies Without Dividends(10)                1.84    1.83   10.52   10.40   108.58
Equity/Assets less than 6%)                    1.14    1.05    7.47    7.24   137.87
Equity/Assets 6-12%(42)                        1.89    1.86   15.24   14.05   179.30
Equity/Assets greater than 12%(15)             0.82    0.88   18.77   18.63    86.48
Actively Traded Companies(18)                  1.89    1.84   15.22   14.40   176.54
Market Value Below $20 Million(5)              1.45    1.55   13.39   13.21    71.19
Holding Company Structure(41)                  1.47    1.47   15.61   14.92   137.20
Assets Over $1 Billion(14)                     1.79    1.80   14.91   13.25   175.35
Assets $500 Million-$1 Billion(16)             1.85    1.78   16.32   15.02   183.71
Assets $250-$500 Million(15)                   1.17    1.17   13.16   12.86   129.17
Assets less than $250 Million(17)              1.42    1.43   17.63   17.48   120.12
Goodwill Companies(29)                         1.60    1.58   15.54   13.73   184.68
Non-Goodwill Companies(33)                     1.53    1.53   15.61   15.61   123.95

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                          Prices As Of October 29, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

Market Averages. MHC Institutions
---------------------------------
SAIF-Insured Thrifts(20)                      29.34   5,158    61.5        32.42   13.99   29.35    0.40  340.50    99.21
BIF-Insured Thrifts(3)                        29.21  22,105   284.7        31.96   11.54   29.50   -1.21  322.49   140.70
NASDAQ Listed OTC Companies(23)               29.31   7,983    98.7        32.35   13.59   29.37    0.13  334.50   107.50
Florida Companies(3)                          30.28   5,933    84.6        36.13   16.56   31.13   -2.78    0.00    57.58
Mid-Atlantic Companies(11)                    29.70   6,015    66.9        32.64   12.30   29.92   -0.24  290.00   147.80
Mid-West Companies(7)                         27.37   2,110    25.1        29.25   14.38   26.90    1.75  391.00    78.02
New England Companies(1)                      33.25  61,126   813.1        37.37   16.50   32.75    1.53  322.49    72.73
Thrift Strategy(22)                           29.08   4,857    56.7        32.05   13.41   29.18    0.05  340.50   109.99
Diversified Strategy(1)                       33.25  61,126   813.1        37.37   16.50   32.75    1.53  322.49    72.73
Companies Issuing Dividends(22)               30.02   8,290   103.3        33.09   13.58   30.06    0.26  334.50   107.50
Companies Without Dividends(1)                17.37   2,760    21.6        19.75   13.62   17.75   -2.14    0.00     0.00
Equity/Assets 6-12%(17)                       30.46   9,553   119.9        33.92   13.74   30.63   -0.30  334.50   113.04
Equity/Assets greater than 12%(6)             25.31   2,487    24.5        26.84   13.03   24.97    1.61    0.00    85.34
Actively Traded Companies(1)                  39.00   7,990   132.8        47.50   14.26   47.00  -17.02  290.00   131.87
Holding Company Structure(2)                  31.81   4,954    77.2        37.50   11.51   37.25  -13.75  290.00   147.17
Assets Over $1 Billion(5)                     40.28  25,929   331.5        44.66   14.47   40.72   -0.47  306.25   138.39
Assets $500 Million-$1 Billion(3)             30.28   5,933    84.6        36.13   16.56   31.13   -2.78    0.00    57.58
Assets $250-$500 Million(5)                   30.71   2,846    37.4        31.75   15.97   29.67    3.72  391.00    78.52
Assets less than $250 Million(10)             23.76   2,174    18.9        26.24   11.74   23.85   -0.16    0.00   118.05
Goodwill Companies(8)                         36.67  18,887   242.1        41.02   15.83   36.98   -0.46  334.50   111.44
Non-Goodwill Companies(15)                    25.64   2,531    27.0        28.01   12.46   25.57    0.42    0.00   104.88
MHC Institutions(23)                          29.31   7,983    98.7        32.35   13.59   29.37    0.13  334.50   107.50

                                               Current Per Share Financials
                                           ----------------------------------------
                                                                    Tangible
                                           Trailing  12 Mo.   Book    Book
                                            12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                       EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                      -------- ------- ------- ------- -------
                                               ($)     ($)     ($)     ($)     ($)

Market Averages. MHC Institutions
---------------------------------
SAIF-Insured Thrifts(20)                     0.51    0.79   11.87   11.61   110.71
BIF-Insured Thrifts(3)                       0.89    0.80   10.41   10.41   101.01
NASDAQ Listed OTC Companies(23)              0.57    0.80   11.62   11.41   109.10
Florida Companies(3)                         0.62    0.94   13.90   13.86   142.47
Mid-Atlantic Companies(11)                   0.51    0.72   11.12   10.75   101.26
Mid-West Companies(7)                        0.51    0.85   11.87   11.85   107.49
New England Companies(1)                     1.39    1.03   10.92   10.91   128.75
Thrift Strategy(22)                          0.52    0.78   11.67   11.44   107.94
Diversified Strategy(1)                      1.39    1.03   10.92   10.91   128.75
Companies Issuing Dividends(22)              0.58    0.81   11.74   11.51   110.64
Companies Without Dividends(1)               0.36    0.54    9.71    9.71    82.81
Equity/Assets 6-12%(17)                      0.58    0.82   11.67   11.40   120.39
Equity/Assets greater than 12%(6)            0.54    0.71   11.45   11.45    69.55
Actively Traded Companies(1)                 0.72    1.14   12.18   10.86   129.26
Holding Company Structure(2)                 0.89    1.05   11.93   11.27   114.42
Assets Over $1 Billion(5)                    0.87    1.00   11.55   10.63   132.41
Assets $500 Million-$1 Billion(3)            0.62    0.94   13.90   13.86   142.47
Assets $250-$500 Million(5)                  0.57    0.96   12.56   12.52   120.47
Assets less than $250 Million(10)            0.43    0.62   10.84   10.84    87.53
Goodwill Companies(8)                        0.78    0.99   12.04   11.40   140.43
Non-Goodwill Companies(15)                   0.47    0.70   11.42   11.42    93.43
MHC Institutions(23)                         0.57    0.80   11.62   11.41   109.10

(1)  Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)  Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6)  Annualized, based on last regular quarterly cash dividend announcement.
(7)  Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                          Prices As Of October 29, 1997





                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week 1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA             60.56  94,411 5,717.5        61.19   30.12   60.94   -0.62  222.99    86.34
CSA   Coast Savings Financial of CA           59.81  18,644 1,115.1        60.44   31.75   59.69    0.20  417.39    63.33
CFB   Commercial Federal Corp. of NE          47.81  21,582 1,031.8        51.19   27.92   48.06   -0.52  ***.**    49.41
DME   Dime Bancorp, Inc. of NY*               24.50 101,492 2,486.6        26.00   14.62   24.06    1.83  143.54    66.10
DSL   Downey Financial Corp. of CA            26.62  26,754   712.2        26.62   16.19   24.44    8.92  145.12    42.43
FED   FirstFed Fin. Corp. of CA               36.00  10,585   381.1        38.25   20.50   35.69    0.87  122.91    63.64
GSB   Glendale Fed. Bk, FSB of CA             35.00  50,456 1,766.0        36.12   17.50   33.62    4.10  115.38    50.54
GDW   Golden West Fin. Corp. of CA            86.56  56,770 4,914.0        93.81   59.87   85.81    0.87  230.51    37.14
GPT   GreenPoint Fin. Corp. of NY*            65.75  42,826 2,815.8        66.56   45.37   62.25    5.62    N.A.    38.42
JSB   JSB Financial, Inc. of NY               48.12   9,898   476.3        49.56   35.87   47.00    2.38  318.43    26.63
NYB   New York Bancorp, Inc. of NY            34.44  21,319   734.2        35.37   16.75   33.00    4.36  385.75    77.80
WES   Westcorp Inc. of Orange CA              18.69  26,256   490.7        23.87   13.25   18.81   -0.64  154.98   -14.58


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares of LA*              22.75   2,731    62.1        24.75   13.75   22.25    2.25    N.A.    52.99
ANE   Alliance Bancorp of New Englan*         16.62   1,560    25.9        18.00    8.72   16.62    0.00  129.24    84.67
BKC   American Bank of Waterbury CT*          44.37   2,313   102.6        45.00   27.37   44.50   -0.29  136.64    58.46
BFD   BostonFed Bancorp of MA                 20.62   5,650   116.5        22.31   13.50   20.62    0.00    N.A.    39.80
CFX   CFX Corp of NH*                         25.00  23,977   599.4        25.00   13.81   24.87    0.52  110.08    61.29
CNY   Carver Bancorp, Inc. of NY              12.62   2,314    29.2        13.37    7.37   12.50    0.96  101.92    52.97
CBK   Citizens First Fin.Corp. of IL          18.94   2,594    49.1        19.50   11.62   18.75    1.01    N.A.    31.80
ESX   Essex Bancorp of VA(8)                   5.56   1,057     5.9         7.94    1.00    5.25    5.90  -66.81   153.88
FCB   Falmouth Co-Op Bank of MA*              20.37   1,455    29.6        22.00   12.37   20.50   -0.63    N.A.    55.26
FAB   FirstFed America Bancorp of MA          19.87   8,707   173.0        22.12   13.62   19.62    1.27    N.A.     N.A.
GAF   GA Financial Corp. of PA                18.87   7,973   150.5        19.62   13.25   18.62    1.34    N.A.    24.80
KNK   Kankakee Bancorp of IL                  31.87   1,425    45.4        34.62   22.37   31.50    1.17  218.70    28.77
KYF   Kentucky First Bancorp of KY            13.50   1,319    17.8        15.12   10.56   13.50    0.00    N.A.    24.20
MBB   MSB Bancorp of Middletown NY*           27.62   2,844    78.6        28.87   16.25   27.37    0.91  176.20    40.77
PDB   Piedmont Bancorp of NC                  11.00   2,751    30.3        19.12    9.25   11.00    0.00    N.A.     4.76
SSB   Scotland Bancorp of NC                  10.62   1,914    20.3        19.25   10.62   10.62    0.00    N.A.   -24.79
SZB   SouthFirst Bancshares of AL             19.25     848    16.3        20.87   12.25   19.37   -0.62    N.A.    45.28
SRN   Southern Banc Company of AL             17.25   1,230    21.2        17.37   12.25   17.25    0.00    N.A.    31.48
SSM   Stone Street Bancorp of NC              20.25   1,898    38.4        27.25   18.87   20.25    0.00    N.A.    -1.22
TSH   Teche Holding Company of LA             20.25   3,438    69.6        23.50   13.00   20.00    1.25    N.A.    40.92
FTF   Texarkana Fst. Fin. Corp of AR          26.00   1,790    46.5        27.00   13.62   24.87    4.54    N.A.    66.35
THR   Three Rivers Fin. Corp. of MI           17.87     824    14.7        20.12   12.87   18.00   -0.72    N.A.    27.64
WSB   Washington SB, FSB of MD                 7.50   4,247    31.9         8.25    4.38    7.62   -1.57  500.00    54.00


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN             35.50     692    24.6        41.00   27.14   38.50   -7.79    N.A.    24.56
AFED  AFSALA Bancorp, Inc. of NY              19.50   1,455    28.4        19.50   11.37   18.75    4.00    N.A.    62.50
ALBK  ALBANK Fin. Corp. of Albany NY          45.75  12,872   588.9        47.75   27.75   45.50    0.55   96.77    45.84
AMFC  AMB Financial Corp. of IN               16.75     964    16.1        17.75   12.50   16.75    0.00    N.A.    26.42
ASBP  ASB Financial Corp. of OH               13.37   1,721    23.0        18.25   11.50   13.37    0.00    N.A.     2.85
ABBK  Abington Savings Bank of MA*            32.25   1,852    59.7        33.50   18.25   32.50   -0.77  387.16    65.38
AABC  Access Anytime Bancorp of NM             8.50   1,193    10.1         8.87    5.25    8.50    0.00   25.93    54.55
AFBC  Advance Fin. Bancorp of WV              17.50   1,084    19.0        17.87   12.75   17.50    0.00    N.A.     N.A.
AADV  Advantage Bancorp of WI                 55.00   3,234   177.9        58.00   31.25   55.00    0.00  497.83    70.54
AFCB  Affiliated Comm BC, Inc of MA           29.12   6,493   189.1        32.12   16.20   28.50    2.18    N.A.    70.29
ALBC  Albion Banc Corp. of Albion NY          29.25     250     7.3        30.50   16.50   29.00    0.86  125.00    74.63
ABCL  Allied Bancorp of IL                    25.62   8,020   205.5        28.37   15.50   24.87    3.02  284.11    53.69

                                                  Current Per Share Financials
                                              ----------------------------------------
                                                                       Tangible
                                              Trailing  12 Mo.   Book    Book
                                               12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                          EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                         -------- ------- ------- ------- -------
                                                  ($)     ($)     ($)     ($)     ($)
NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA               2.04    3.26   20.98   17.88   503.46
CSA   Coast Savings Financial of CA             0.99    2.48   24.03   23.72   488.24
CFB   Commercial Federal Corp. of NE            2.04    2.89   19.74   17.51   328.82
DME   Dime Bancorp, Inc. of NY*                 1.07    1.36   10.44    9.95   197.92
DSL   Downey Financial Corp. of CA              0.86    1.43   15.25   15.04   219.99
FED   FirstFed Fin. Corp. of CA                 1.13    2.07   19.13   18.91   396.15
GSB   Glendale Fed. Bk, FSB of CA               0.79    1.85   17.77   15.80   321.43
GDW   Golden West Fin. Corp. of CA              6.74    8.21   43.88   43.88   688.66
GPT   GreenPoint Fin. Corp. of NY*              3.33    3.25   32.02   18.00   310.56
JSB   JSB Financial, Inc. of NY                 2.77    2.63   35.35   35.35   154.69
NYB   New York Bancorp, Inc. of NY              2.00    2.35    7.83    7.83   154.02
WES   Westcorp Inc. of Orange CA                1.11    0.55   12.68   12.64   140.09


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares of LA*                0.47    0.47   16.70   16.70    95.82
ANE   Alliance Bancorp of New Englan*           1.11    1.16   10.60   10.30   152.71
BKC   American Bank of Waterbury CT*            3.13    2.68   21.70   20.83   261.94
BFD   BostonFed Bancorp of MA                   0.78    1.01   15.18   14.67   172.73
CFX   CFX Corp of NH*                           0.60    0.72    5.77    5.40    77.53
CNY   Carver Bancorp, Inc. of NY               -0.74    0.01   14.93   14.32   178.81
CBK   Citizens First Fin.Corp. of IL            0.30    0.59   14.74   14.74   104.69
ESX   Essex Bancorp of VA(8)                   -0.05    0.05    0.49    0.31   179.83
FCB   Falmouth Co-Op Bank of MA*                0.52    0.49   15.40   15.40    64.49
FAB   FirstFed America Bancorp of MA           -0.21    0.50   14.26   14.26   117.25
GAF   GA Financial Corp. of PA                  0.80    1.02   14.27   14.12    94.04
KNK   Kankakee Bancorp of IL                    1.62    2.02   26.59   24.99   239.77
KYF   Kentucky First Bancorp of KY              0.58    0.75   11.17   11.17    67.37
MBB   MSB Bancorp of Middletown NY*             0.49    0.52   21.15   10.38   286.18
PDB   Piedmont Bancorp of NC                   -0.19    0.30    7.42    7.42    44.62
SSB   Scotland Bancorp of NC                    0.51    0.62   13.44   13.44    36.30
SZB   SouthFirst Bancshares of AL              -0.03    0.25   16.06   16.06   114.72
SRN   Southern Banc Company of AL               0.12    0.43   14.58   14.43    85.72
SSM   Stone Street Bancorp of NC                0.80    0.96   16.13   16.13    55.91
TSH   Teche Holding Company of LA               0.78    1.08   15.53   15.53   118.17
FTF   Texarkana Fst. Fin. Corp of AR            1.31    1.62   15.03   15.03    95.73
THR   Three Rivers Fin. Corp. of MI             0.62    0.90   15.54   15.48   115.45
WSB   Washington SB, FSB of MD                  0.30    0.44    5.05    5.05    60.83


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN               1.19    0.51   32.27   31.61   390.88
AFED  AFSALA Bancorp, Inc. of NY                0.82    0.82   14.74   14.74   109.40
ALBK  ALBANK Fin. Corp. of Albany NY            2.29    2.81   25.75   22.51   279.85
AMFC  AMB Financial Corp. of IN                 0.66    0.73   14.61   14.61    97.70
ASBP  ASB Financial Corp. of OH                 0.39    0.56   10.29   10.29    65.35
ABBK  Abington Savings Bank of MA*              2.16    1.92   18.73   16.87   270.66
AABC  Access Anytime Bancorp of NM             -0.45   -0.11    6.53    6.53    87.72
AFBC  Advance Fin. Bancorp of WV                0.51    0.77   14.88   14.88    96.46
AADV  Advantage Bancorp of WI                   1.27    2.81   29.05   27.16   315.25
AFCB  Affiliated Comm BC, Inc of MA             1.52    1.74   16.42   16.33   167.94
ALBC  Albion Banc Corp. of Albion NY            0.27    0.96   23.96   23.96   274.51
ABCL  Allied Bancorp of IL                      0.61    0.89   15.60   15.40   175.10

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                          Prices As Of October 29, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last   Last   Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High    Low     Week   Week   1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
ATSB  AmTrust Capital Corp. of IN             13.87     526     7.3        14.25    9.75   13.75    0.87    N.A.    38.70
AHCI  Ambanc Holding Co., Inc. of NY*         15.75   4,392    69.2        17.37   10.00   16.44   -4.20    N.A.    40.00
ASBI  Ameriana Bancorp of IN                  19.75   3,230    63.8        22.00   14.00   18.75    5.33  113.98    23.44
AFFFZ America First Fin. Fund of CA(8)        43.25   6,011   260.0        44.12   28.00   43.00    0.58  130.67    42.98
ANBK  American Nat'l Bancorp of MD(8)         20.12   3,613    72.7        20.50   11.37   19.87    1.26    N.A.    66.01
ABCW  Anchor Bancorp Wisconsin of WI          28.87   9,054   261.4        32.25   17.31   28.25    2.19   96.53    61.56
ANDB  Andover Bancorp, Inc. of MA*            35.75   5,149   184.1        37.50   22.75   35.50    0.70  232.56    39.54
ASFC  Astoria Financial Corp. of NY           52.12  20,666 1,077.1        56.62   33.62   50.81    2.58   98.55    41.36
AVND  Avondale Fin. Corp. of IL               17.25   3,495    60.3        18.87   12.75   17.12    0.76    N.A.     0.76
BKCT  Bancorp Connecticut of CT*              38.25   2,543    97.3        38.25   21.25   36.75    4.08  337.14    70.00
BPLS  Bank Plus Corp. of CA                   12.25  19,308   236.5        13.75    9.62   12.37   -0.97    N.A.     6.52
BWFC  Bank West Fin. Corp. of MI              20.50   1,753    35.9        21.25   10.25   20.50    0.00    N.A.    93.03
BANC  BankAtlantic Bancorp of FL              13.94  22,276   310.5        17.12   12.12   13.50    3.26  235.10     4.26
BKUNA BankUnited SA of FL                     13.19   8,869   117.0        13.75    8.00   12.87    2.49  142.91    31.90
BVCC  Bay View Capital Corp. of CA            30.12  12,421   374.1        30.12   19.50   29.87    0.84   52.51    42.14
FSNJ  Bayonne Banchsares of NJ                12.37   8,993   111.2        13.06    5.46   11.62    6.45    N.A.    57.78
BFSB  Bedford Bancshares of VA                24.50   1,142    28.0        25.25   17.50   23.00    6.52  133.33    39.05
BFFC  Big Foot Fin. Corp. of IL               18.12   2,513    45.5        19.62   12.31   17.75    2.08    N.A.    39.38
BSBC  Branford SB of CT(8)*                    5.50   6,559    36.1         6.31    3.19    5.25    4.76  159.43    42.12
BYFC  Broadway Fin. Corp. of CA               13.00     835    10.9        13.00    9.00   12.62    3.01    N.A.    40.54
CBES  CBES Bancorp of MO                      19.62   1,025    20.1        22.37   13.25   19.12    2.62    N.A.    37.68
CCFH  CCF Holding Company of GA               19.62     820    16.1        21.00   13.75   19.87   -1.26    N.A.    33.02
CENF  CENFED Financial Corp. of CA            40.63   5,959   242.1        42.25   23.30   40.37    0.64  159.12    52.80
CFSB  CFSB Bancorp of Lansing MI              31.12   5,087   158.3        32.50   16.36   30.62    1.63  245.78    75.52
CKFB  CKF Bancorp of Danville KY              17.75     925    16.4        20.50   17.50   19.00   -6.58    N.A.   -12.35
CNSB  CNS Bancorp of MO                       18.00   1,653    29.8        20.00   13.37   17.25    4.35    N.A.    19.05
CSBF  CSB Financial Group Inc of IL*          12.50     942    11.8        12.75    9.62   12.37    1.05    N.A.    23.52
CBCI  Calumet Bancorp of Chicago IL           50.00   2,111   105.6        51.00   28.25   50.50   -0.99  146.91    50.38
CAFI  Camco Fin. Corp. of OH                  23.00   3,214    73.9        23.75   14.05   22.50    2.22    N.A.    52.12
CMRN  Cameron Fin. Corp. of MO                19.25   2,627    50.6        19.50   14.50   18.12    6.24    N.A.    20.31
CAPS  Capital Savings Bancorp of MO           18.25   1,892    34.5        19.25   12.12   17.25    5.80   37.74    40.38
CFNC  Carolina Fincorp of NC*                 17.12   1,851    31.7        17.87   13.00   17.00    0.71    N.A.    28.05
CASB  Cascade SB of Everett WA(8)             13.00   2,570    33.4        16.80   10.40   12.50    4.00    1.56     0.78
CATB  Catskill Fin. Corp. of NY*              17.87   4,720    84.3        19.12   12.62   17.50    2.11    N.A.    27.64
CNIT  Cenit Bancorp of Norfolk VA             65.00   1,650   107.3        67.87   38.50   61.25    6.12  309.32    56.63
CEBK  Central Co-Op. Bank of MA*              23.00   1,965    45.2        24.87   15.12   22.50    2.22  338.10    31.43
CENB  Century Bancshares of NC*               84.00     407    34.2        84.00   62.00   84.00    0.00    N.A.    29.23
CBSB  Charter Financial Inc. of IL            21.06   4,150    87.4        21.56   12.50   21.00    0.29    N.A.    68.48
COFI  Charter One Financial of OH             59.25  49,563 2,936.6        61.91   36.91   58.75    0.85  238.57    48.12
CVAL  Chester Valley Bancorp of PA            26.00   2,189    56.9        26.00   13.90   26.00    0.00  129.48    84.40
CTZN  CitFed Bancorp of Dayton OH             48.50   8,656   419.8        55.50   28.25   49.50   -2.02  438.89    46.97
CLAS  Classic Bancshares of KY                15.69   1,305    20.5        17.12   11.25   15.50    1.23    N.A.    35.03
CMSB  Cmnwealth Bancorp of PA                 18.00  16,243   292.4        19.50   12.62   17.37    3.63    N.A.    20.00
CBSA  Coastal Bancorp of Houston TX           29.50   4,992   147.3        33.25   21.50   29.37    0.44    N.A.    28.99
CFCP  Coastal Fin. Corp. of SC                24.50   4,641   113.7        27.75   14.44   24.50    0.00  145.00    55.56
CMSV  Commty. Svgs, MHC of FL (48.5)          34.44   5,095    85.1        39.75   16.75   35.25   -2.30    N.A.    68.00
CFTP  Community Fed. Bancorp of MS            17.25   4,629    79.9        20.00   14.94   16.37    5.38    N.A.     1.47
CFFC  Community Fin. Corp. of VA              22.25   1,275    28.4        23.50   20.50   21.75    2.30  217.86     7.23
CFBC  Community First Bnkg Co. of GA          36.31   2,414    87.7        40.00   31.87   36.00    0.86    N.A.     N.A.
CIBI  Community Inv. Bancorp of OH            15.00     916    13.7        16.00   10.33   15.00    0.00    N.A.    32.39
COOP  Cooperative Bk.for Svgs. of NC          16.00   2,983    47.7        17.00    9.38   16.00    0.00  220.00    58.10
CRZY  Crazy Woman Creek Bncorp of WY          15.00     955    14.3        15.50   11.25   14.75    1.69    N.A.    25.00
DNFC  D&N Financial Corp. of MI               24.87   8,244   205.0        24.87   14.12   23.87    4.19  184.23    48.48
DCBI  Delphos Citizens Bancorp of OH          17.75   1,960    34.8        18.25   11.75   17.50    1.43    N.A.    47.92
DIME  Dime Community Bancorp of NY            21.62  12,625   273.0        23.12   13.25   20.75    4.19    N.A.    46.58

                                               Current Per Share Financials
                                           ----------------------------------------
                                                                    Tangible
                                           Trailing  12 Mo.   Book    Book
                                            12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                       EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                      -------- ------- ------- ------- -------
                                               ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
ATSB  AmTrust Capital Corp. of IN            0.25    0.41   14.19   14.05   137.35
AHCI  Ambanc Holding Co., Inc. of NY*       -0.64   -0.67   14.29   14.29   110.42
ASBI  Ameriana Bancorp of IN                 0.75    1.05   13.49   13.48   123.14
AFFFZ America First Fin. Fund of CA(8)       5.51    6.76   30.76   30.38   364.44
ANBK  American Nat'l Bancorp of MD(8)        0.37    0.86   12.54   12.54   139.86
ABCW  Anchor Bancorp Wisconsin of WI         1.55    1.99   13.24   12.99   212.71
ANDB  Andover Bancorp, Inc. of MA*           2.57    2.65   19.58   19.58   242.95
ASFC  Astoria Financial Corp. of NY          1.99    2.84   29.02   24.37   370.87
AVND  Avondale Fin. Corp. of IL             -0.85   -2.63   15.85   15.85   173.75
BKCT  Bancorp Connecticut of CT*             2.15    2.02   17.26   17.26   168.45
BPLS  Bank Plus Corp. of CA                 -0.46    0.04    9.27    9.26   183.03
BWFC  Bank West Fin. Corp. of MI             0.53    0.47   12.89   12.89    88.80
BANC  BankAtlantic Bancorp of FL             0.98    0.72    6.89    5.66   122.57
BKUNA BankUnited SA of FL                    0.29    0.48    7.59    6.15   203.77
BVCC  Bay View Capital Corp. of CA           1.01    1.65   15.80   13.26   249.27
FSNJ  Bayonne Banchsares of NJ              -0.24   -0.04    9.91    9.91    68.72
BFSB  Bedford Bancshares of VA               1.14    1.46   16.80   16.80   118.61
BFFC  Big Foot Fin. Corp. of IL              0.04    0.35   14.34   14.34    84.46
BSBC  Branford SB of CT(8)*                  0.32    0.32    2.64    2.64    28.44
BYFC  Broadway Fin. Corp. of CA             -0.19    0.29   14.65   14.65   146.40
CBES  CBES Bancorp of MO                     0.84    1.03   17.34   17.34    98.61
CCFH  CCF Holding Company of GA              0.05    0.07   14.36   14.36   122.93
CENF  CENFED Financial Corp. of CA           1.90    2.71   20.04   20.01   385.22
CFSB  CFSB Bancorp of Lansing MI             1.37    1.73   12.67   12.67   166.20
CKFB  CKF Bancorp of Danville KY             1.17    0.86   15.75   15.75    65.74
CNSB  CNS Bancorp of MO                      0.25    0.46   14.84   14.84    59.50
CSBF  CSB Financial Group Inc of IL*         0.21    0.32   12.77   12.04    50.95
CBCI  Calumet Bancorp of Chicago IL          2.72    3.45   36.46   36.46   235.23
CAFI  Camco Fin. Corp. of OH                 1.11    1.24   14.58   13.45   152.41
CMRN  Cameron Fin. Corp. of MO               0.78    0.97   17.18   17.18    79.22
CAPS  Capital Savings Bancorp of MO          0.82    1.15   11.28   11.28   128.18
CFNC  Carolina Fincorp of NC*                0.68    0.65   13.75   13.75    60.24
CASB  Cascade SB of Everett WA(8)            0.47    0.71    8.78    8.78   143.24
CATB  Catskill Fin. Corp. of NY*             0.85    0.86   15.08   15.08    60.22
CNIT  Cenit Bancorp of Norfolk VA            3.75    3.44   31.12   28.58   430.03
CEBK  Central Co-Op. Bank of MA*             1.44    1.46   17.07   15.20   163.33
CENB  Century Bancshares of NC*              4.33    4.36   74.45   74.45   247.27
CBSB  Charter Financial Inc. of IL           1.05    1.47   13.71   12.13    94.76
COFI  Charter One Financial of OH            2.78    3.48   19.70   18.45   293.86
CVAL  Chester Valley Bancorp of PA           0.88    1.25   12.36   12.36   147.86
CTZN  CitFed Bancorp of Dayton OH            1.94    2.73   22.79   20.52   357.85
CLAS  Classic Bancshares of KY               0.45    0.63   14.84   12.52   100.81
CMSB  Cmnwealth Bancorp of PA                0.73    0.93   13.57   10.61   140.92
CBSA  Coastal Bancorp of Houston TX          1.44    2.51   19.77   16.44   593.77
CFCP  Coastal Fin. Corp. of SC               0.95    1.04    6.68    6.68   108.33
CMSV  Commty. Svgs, MHC of FL (48.5)         0.73    1.09   15.44   15.44   137.35
CFTP  Community Fed. Bancorp of MS           0.59    0.72   12.40   12.40    45.16
CFFC  Community Fin. Corp. of VA             1.32    1.67   18.86   18.86   137.58
CFBC  Community First Bnkg Co. of GA         1.05    1.06   28.74   28.35   186.68
CIBI  Community Inv. Bancorp of OH           0.64    0.98   12.13   12.13   100.77
COOP  Cooperative Bk.for Svgs. of NC        -0.90    0.22    9.02    9.02   118.15
CRZY  Crazy Woman Creek Bncorp of WY         0.58    0.71   14.67   14.67    56.83
DNFC  D&N Financial Corp. of MI              1.09    1.44   10.88   10.77   195.15
DCBI  Delphos Citizens Bancorp of OH         0.75    0.75   15.53   15.53    54.68
DIME  Dime Community Bancorp of NY           0.98    1.05   15.12   13.03   104.16

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                          Prices As Of October 29, 1997





                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last   Last   Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High    Low     Week   Week   1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
DIBK  Dime Financial Corp. of CT*             29.62   5,162   152.9        32.00   16.50   31.00   -4.45  182.10    71.71
EGLB  Eagle BancGroup of IL                   18.50   1,198    22.2        19.50   13.25   18.50    0.00    N.A.    24.41
EBSI  Eagle Bancshares of Tucker GA           17.75   5,660   100.5        20.94   13.62   18.06   -1.72  144.83    14.52
EGFC  Eagle Financial Corp. of CT             50.19   6,316   317.0        50.19   26.50   48.37    3.76  473.60    64.56
ETFS  East Texas Fin. Serv. of TX             19.87   1,025    20.4        21.50   14.75   19.12    3.92    N.A.    21.38
EMLD  Emerald Financial Corp of OH            17.25   5,072    87.5        19.00   10.50   17.75   -2.82    N.A.    53.33
EIRE  Emerald Island Bancorp, MA(8)*          31.75   2,250    71.4        31.87   12.60   31.50    0.79  316.67    98.44
EFBC  Empire Federal Bancorp of MT            16.50   2,592    42.8        18.25   12.50   15.87    3.97    N.A.     N.A.
EFBI  Enterprise Fed. Bancorp of OH           26.25   1,985    52.1        27.37   14.12   26.25    0.00    N.A.    81.03
EQSB  Equitable FSB of Wheaton MD             44.50     602    26.8        45.75   26.25   43.87    1.44    N.A.    57.52
FCBF  FCB Fin. Corp. of Neenah WI             26.87   4,073   109.4        28.13   18.25   27.00   -0.48    N.A.    45.24
FFBS  FFBS Bancorp of Columbus MS             22.06   1,557    34.3        26.00   21.00   22.06    0.00    N.A.    -4.09
FFDF  FFD Financial Corp. of OH               19.25   1,455    28.0        19.50   12.06   18.50    4.05    N.A.    45.28
FFLC  FFLC Bancorp of Leesburg FL             35.50   2,301    81.7        36.75   18.25   35.00    1.43    N.A.    65.12
FFFC  FFVA Financial Corp. of VA              35.12   4,521   158.8        35.12   18.25   31.62   11.07    N.A.    71.32
FFWC  FFW Corporation of Wabash IN            31.25     711    22.2        32.50   20.75   31.25    0.00    N.A.    42.82
FFYF  FFY Financial Corp. of OH               29.50   4,122   121.6        29.75   24.25   28.50    3.51    N.A.    16.55
FMCO  FMS Financial Corp. of NJ               28.50   2,388    68.1        31.50   16.66   28.50    0.00  216.67    56.16
FFHH  FSF Financial Corp. of MN               19.00   3,010    57.2        21.00   13.62   19.12   -0.63    N.A.    25.66
FOBC  Fed One Bancorp of Wheeling WV          24.75   2,373    58.7        27.00   15.37   24.00    3.13  147.50    57.14
FBCI  Fidelity Bancorp of Chicago IL          24.12   2,795    67.4        25.75   16.87   23.50    2.64    N.A.    41.88
FSBI  Fidelity Bancorp, Inc. of PA            24.00   1,550    37.2        25.00   16.82   24.00    0.00  210.48    32.01
FFFL  Fidelity FSB, MHC of FL (47.7)          26.12   6,771    84.2        32.50   16.37   27.00   -3.26    N.A.    47.15
FFED  Fidelity Fed. Bancorp of IN              9.75   2,487    24.2        11.25    7.50    9.25    5.41   38.30     0.00
FFOH  Fidelity Financial of OH                15.50   5,580    86.5        16.37   10.12   15.50    0.00    N.A.    34.78
FIBC  Financial Bancorp, Inc. of NY           22.75   1,710    38.9        24.00   14.00   22.50    1.11    N.A.    51.67
FBSI  First Bancshares of MO                  24.62   1,093    26.9        25.50   15.25   24.62    0.00   93.10    48.13
FBBC  First Bell Bancorp of PA                17.25   6,511   112.3        18.37   13.12   17.12    0.76    N.A.    30.19
FBER  First Bergen Bancorp of NJ              18.25   3,000    54.8        19.50   11.37   18.25    0.00    N.A.    58.70
SKBO  First Carnegie,MHC of PA(45.0)          18.75   2,300    19.4        19.87   11.62   17.87    4.92    N.A.     N.A.
FSTC  First Citizens Corp of GA               38.50   1,833    70.6        39.37   21.25   38.00    1.32  208.00    52.48
FCME  First Coastal Corp. of ME*              13.75   1,359    18.7        15.75    7.00   13.75    0.00    N.A.    77.42
FFBA  First Colorado Bancorp of Co            19.94  16,485   328.7        21.50   15.44   19.87    0.35  504.24    17.29
FDEF  First Defiance Fin.Corp. of OH          15.50   8,957   138.8        16.00   11.00   15.75   -1.59    N.A.    25.30
FESX  First Essex Bancorp of MA*              20.12   7,527   151.4        20.50   11.75   19.50    3.18  235.33    53.35
FFES  First FS&LA of E. Hartford CT           35.62   2,682    95.5        37.12   18.75   35.00    1.77  448.00    54.87
FFSX  First FS&LA. MHC of IA (46.1)           32.75   2,833    42.7        35.00   20.75   32.00    2.34  391.00    67.95
BDJI  First Fed. Bancorp. of MN               24.62     683    16.8        25.50   16.00   24.62    0.00    N.A.    33.08
FFBH  First Fed. Bancshares of AR             20.50   4,896   100.4        21.75   15.75   20.50    0.00    N.A.    29.17
FTFC  First Fed. Capital Corp. of WI          26.62   9,165   244.0        29.00   15.17   27.25   -2.31  254.93    69.88
FFKY  First Fed. Fin. Corp. of KY             21.75   4,159    90.5        23.50   17.75   22.00   -1.14   38.10     7.41
FFBZ  First Federal Bancorp of OH             19.62   1,572    30.8        20.50   13.25   19.62    0.00   96.20    22.63
FFCH  First Fin. Holdings Inc. of SC          36.75   6,357   233.6        39.25   19.50   35.75    2.80  200.00    63.33
FFBI  First Financial Bancorp of IL           19.25     415     8.0        20.00   15.50   19.25    0.00    N.A.    21.30
FFHC  First Financial Corp. of WI(8)          39.50  36,305 1,434.0        39.50   21.70   37.12    6.41  150.79    61.22
FFHS  First Franklin Corp. of OH              23.00   1,192    27.4        24.50   14.50   23.00    0.00   75.30    39.39
FGHC  First Georgia Hold. Corp of GA           8.13   3,052    24.8         9.50    4.17    8.13    0.00  112.27    43.39
FSPG  First Home Bancorp of NJ                23.25   2,708    63.0        23.62   13.50   22.50    3.33  287.50    67.63
FFSL  First Independence Corp. of KS          14.75     997    14.7        14.75    9.81   14.62    0.89    N.A.    42.24
FISB  First Indiana Corp. of IN               24.00  10,561   253.5        26.00   17.37   24.37   -1.52   77.78    12.15
FKFS  First Keystone Fin. Corp of PA          29.37   1,228    36.1        33.25   19.00   29.25    0.41    N.A.    52.57
FLKY  First Lancaster Bncshrs of KY           15.75     959    15.1        16.37   14.50   15.75    0.00    N.A.     7.73
FLFC  First Liberty Fin. Corp. of GA          23.75   7,725   183.5        25.50   17.25   23.25    2.15  367.52    29.29
CASH  First Midwest Fin. Corp. of IA          20.25   2,734    55.4        20.75   15.00   19.62    3.21    N.A.    32.09
FMBD  First Mutual Bancorp of IL              19.25   3,507    67.5        21.50   13.50   19.00    1.32    N.A.    28.33

                                                  Current Per Share Financials
                                             ----------------------------------------
                                                                      Tangible
                                             Trailing  12 Mo.   Book    Book
                                              12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                         EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                        -------- ------- ------- ------- -------
                                                 ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
DIBK  Dime Financial Corp. of CT*              2.81    2.82   13.48   13.04   169.29
EGLB  Eagle BancGroup of IL                   -0.12    0.28   17.25   17.25   145.50
EBSI  Eagle Bancshares of Tucker GA            0.64    0.87   12.45   12.45   149.91
EGFC  Eagle Financial Corp. of CT              0.19    1.08   21.89   17.09   318.77
ETFS  East Texas Fin. Serv. of TX              0.34    0.70   19.97   19.97   109.95
EMLD  Emerald Financial Corp of OH             0.81    1.00    9.01    8.87   118.90
EIRE  Emerald Island Bancorp, MA(8)*           1.52    1.59   13.36   13.36   188.90
EFBC  Empire Federal Bancorp of MT             0.35    0.46   14.76   14.76    42.30
EFBI  Enterprise Fed. Bancorp of OH            0.82    0.92   15.94   15.92   129.32
EQSB  Equitable FSB of Wheaton MD              2.20    3.51   25.80   25.80   511.96
FCBF  FCB Fin. Corp. of Neenah WI              0.60    0.71   11.65   11.65    66.58
FFBS  FFBS Bancorp of Columbus MS              0.95    1.20   16.15   16.15    83.98
FFDF  FFD Financial Corp. of OH                0.98    0.55   14.76   14.76    60.48
FFLC  FFLC Bancorp of Leesburg FL              1.07    1.54   22.68   22.68   168.23
FFFC  FFVA Financial Corp. of VA               1.32    1.60   16.29   15.95   123.62
FFWC  FFW Corporation of Wabash IN             1.89    2.36   24.11   21.72   253.24
FFYF  FFY Financial Corp. of OH                1.29    1.83   19.94   19.94   145.38
FMCO  FMS Financial Corp. of NJ                1.56    2.29   15.24   14.97   232.38
FFHH  FSF Financial Corp. of MN                0.79    1.00   14.26   14.26   125.66
FOBC  Fed One Bancorp of Wheeling WV           0.99    1.41   16.63   15.86   150.32
FBCI  Fidelity Bancorp of Chicago IL           0.95    1.33   18.20   18.16   175.26
FSBI  Fidelity Bancorp, Inc. of PA             1.08    1.72   15.83   15.83   234.39
FFFL  Fidelity FSB, MHC of FL (47.7)           0.50    0.79   12.36   12.27   147.58
FFED  Fidelity Fed. Bancorp of IN              0.05    0.31    5.20    5.20    96.50
FFOH  Fidelity Financial of OH                 0.51    0.75   12.17   10.74    94.04
FIBC  Financial Bancorp, Inc. of NY            0.88    1.56   15.46   15.39   165.20
FBSI  First Bancshares of MO                   1.29    1.57   20.32   20.29   150.02
FBBC  First Bell Bancorp of PA                 1.06    1.23   10.78   10.78   109.72
FBER  First Bergen Bancorp of NJ               0.38    0.66   13.47   13.47    94.92
SKBO  First Carnegie,MHC of PA(45.0)           0.33    0.33   10.52   10.52    63.97
FSTC  First Citizens Corp of GA                2.86    2.82   17.99   13.99   184.86
FCME  First Coastal Corp. of ME*               4.50    4.36   10.35   10.35   112.13
FFBA  First Colorado Bancorp of Co             0.79    0.78   11.81   11.65    91.59
FDEF  First Defiance Fin.Corp. of OH           0.45    0.61   13.15   13.15    61.65
FESX  First Essex Bancorp of MA*               1.32    1.15   11.54   10.02   165.46
FFES  First FS&LA of E. Hartford CT            1.52    2.50   23.58   23.58   366.74
FFSX  First FS&LA. MHC of IA (46.1)            0.68    1.19   13.72   13.60   165.40
BDJI  First Fed. Bancorp. of MN                0.47    1.00   17.60   17.60   161.92
FFBH  First Fed. Bancshares of AR              0.81    1.11   16.36   16.36   109.31
FTFC  First Fed. Capital Corp. of WI           1.17    1.37   10.61    9.95   166.97
FFKY  First Fed. Fin. Corp. of KY              1.15    1.36   12.42   11.70    90.74
FFBZ  First Federal Bancorp of OH              0.88    1.23    9.66    9.65   128.03
FFCH  First Fin. Holdings Inc. of SC           1.43    2.10   16.03   16.03   262.26
FFBI  First Financial Bancorp of IL           -0.85    0.94   17.63   17.63   203.69
FFHC  First Financial Corp. of WI(8)           1.50    2.03   11.64   11.34   163.38
FFHS  First Franklin Corp. of OH               0.36    1.21   17.17   17.06   190.39
FGHC  First Georgia Hold. Corp of GA           0.32    0.25    4.21    3.86    51.24
FSPG  First Home Bancorp of NJ                 1.64    2.14   12.85   12.64   192.91
FFSL  First Independence Corp. of KS           0.47    0.75   11.60   11.60   111.21
FISB  First Indiana Corp. of IN                1.17    1.43   13.77   13.60   144.00
FKFS  First Keystone Fin. Corp of PA           1.35    1.93   19.09   19.09   261.24
FLKY  First Lancaster Bncshrs of KY            0.47    0.57   14.71   14.71    44.64
FLFC  First Liberty Fin. Corp. of GA           1.32    1.08   12.30   11.09   166.85
CASH  First Midwest Fin. Corp. of IA           1.00    1.27   15.62   13.84   137.10
FMBD  First Mutual Bancorp of IL               0.10    0.32   15.30   11.59   119.10

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                          Prices As Of October 29, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last   Last   Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High    Low     Week   Week   1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
FMSB  First Mutual SB of Bellevue WA*         27.00   2,711    73.2        30.25   13.41   27.50   -1.82  248.39    69.70
FNGB  First Northern Cap. Corp of WI          13.75   8,840   121.6        14.00    8.00   13.50    1.85   89.39    69.13
FFPB  First Palm Beach Bancorp of FL          38.50   5,048   194.3        40.56   22.75   38.25    0.65    N.A.    63.00
FSLA  First SB SLA MHC of NJ (47.5)           39.00   7,990   132.8        47.50   14.26   47.00  -17.02  290.00   131.87
SOPN  First SB, SSB, Moore Co. of NC          22.75   3,679    83.7        25.00   17.75   23.50   -3.19    N.A.    21.33
FWWB  First Savings Bancorp of WA*            24.37  10,519   256.3        26.37   16.56   24.12    1.04    N.A.    32.66
SHEN  First Shenango Bancorp of PA            34.25   2,069    70.9        34.25   21.12   34.25    0.00    N.A.    52.22
FSFC  First So.east Fin. Corp. of SC(8)       16.00   4,388    70.2        16.75    9.25   15.87    0.82    N.A.    70.58
FBNW  FirstBank Corp of Clarkston WA          16.62   1,984    33.0        19.00   15.50   16.37    1.53    N.A.     N.A.
FFDB  FirstFed Bancorp of AL                  22.37   1,148    25.7        22.75   12.50   22.75   -1.67    N.A.    78.96
FSPT  FirstSpartan Fin. Corp. of SC           35.75   4,430   158.4        39.00   35.00   35.00    2.14    N.A.     N.A.
FLAG  Flag Financial Corp of GA               16.75   2,037    34.1        18.00   10.25   16.75    0.00   70.92    55.81
FLGS  Flagstar Bancorp, Inc of MI             19.50  13,670   266.6        21.75   13.00   19.50    0.00    N.A.     N.A.
FFIC  Flushing Fin. Corp. of NY*              21.37   7,983   170.6        24.00   17.37   21.12    1.18    N.A.    17.94
FBHC  Fort Bend Holding Corp. of TX           19.25   1,654    31.8        24.00    9.75   19.25    0.00    N.A.    50.98
FTSB  Fort Thomas Fin. Corp. of KY            13.37   1,495    20.0        14.75    9.25   13.37    0.00    N.A.    -8.55
FKKY  Frankfort First Bancorp of KY            9.62   3,280    31.6        12.25    8.00    9.62    0.00    N.A.   -15.39
FTNB  Fulton Bancorp of MO                    20.12   1,719    34.6        26.50   13.50   19.25    4.52    N.A.    30.90
GFSB  GFS Bancorp of Grinnell IA              17.00     988    16.8        17.37   10.12   17.12   -0.70    N.A.    60.08
GUPB  GFSB Bancorp of Gallup NM               21.25     801    17.0        22.25   14.31   21.25    0.00    N.A.    33.90
GSLA  GS Financial Corp. of LA                17.12   3,438    58.9        18.75   13.37   17.25   -0.75    N.A.     N.A.
GOSB  GSB Financial Corp. of NY               15.00   2,248    33.7        16.75   14.25   15.00    0.00    N.A.     N.A.
GWBC  Gateway Bancorp of KY(8)                18.87   1,076    20.3        19.25   13.75   18.87    0.00    N.A.    32.42
GBCI  Glacier Bancorp of MT                   20.00   6,812   136.2        22.50   15.33   20.00    0.00  314.08    22.47
GFCO  Glenway Financial Corp. of OH           30.62   1,140    34.9        32.50   18.50   30.62    0.00    N.A.    49.37
GTPS  Great American Bancorp of IL            19.00   1,697    32.2        19.50   14.25   19.00    0.00    N.A.    28.29
GTFN  Great Financial Corp. of KY(8)          45.37  13,823   627.1        45.94   28.62   43.50    4.30    N.A.    55.80
GSBC  Great Southern Bancorp of MO            20.37   8,105   165.1        22.00   16.00   20.12    1.24  597.60    14.37
GDVS  Greater DV SB,MHC of PA (19.9)*         29.75   3,272    19.3        31.00    9.38   28.25    5.31    N.A.   186.89
GSFC  Green Street Fin. Corp. of NC           18.00   4,298    77.4        20.75   15.00   18.00    0.00    N.A.    16.13
GFED  Guarnty FS&LA,MHC of MO (31.0)(8)       22.75   3,125    22.0        27.87   10.50   22.50    1.11    N.A.    88.64
HCBB  HCB Bancshares of AR                    13.75   2,645    36.4        14.25   12.62   13.25    3.77    N.A.     N.A.
HEMT  HF Bancorp of Hemet CA                  15.63   6,282    98.2        17.12   10.62   15.81   -1.14    N.A.    40.56
HFFC  HF Financial Corp. of SD                25.25   2,983    75.3        27.00   16.00   25.50   -0.98  405.00    45.87
HFNC  HFNC Financial Corp. of NC              14.87  17,192   255.6        22.06   14.50   14.87    0.00    N.A.   -16.79
HMNF  HMN Financial, Inc. of MN               24.50   4,212   103.2        25.75   17.00   24.25    1.03    N.A.    35.21
HALL  Hallmark Capital Corp. of WI            29.00   1,443    41.8        30.75   17.00   28.48    1.83    N.A.    63.38
HARB  Harbor FSB, MHC of FL (46.6)(8)         64.12   4,973   148.5        69.75   30.12   62.50    2.59    N.A.    79.36
HRBF  Harbor Federal Bancorp of MD            20.00   1,693    33.9        23.50   15.00   20.75   -3.61  100.00    26.98
HFSA  Hardin Bancorp of Hardin MO             18.00     859    15.5        18.62   12.00   17.62    2.16    N.A.    44.00
HARL  Harleysville SA of PA                   29.25   1,652    48.3        29.25   14.20   29.25    0.00   64.79    85.13
HFGI  Harrington Fin. Group of IN             12.25   3,257    39.9        13.75    9.75   12.62   -2.93    N.A.    13.95
HARS  Harris SB, MHC of PA (24.3)             57.87  11,223   157.6        61.00   15.25   54.00    7.17    N.A.   217.10
HFFB  Harrodsburg 1st Fin Bcrp of KY          16.00   2,025    32.4        19.00   14.75   16.00    0.00    N.A.   -15.21
HHFC  Harvest Home Fin. Corp. of OH           14.75     915    13.5        14.75    9.25   14.75    0.00    N.A.    51.28
HAVN  Haven Bancorp of Woodhaven NY           43.75   4,386   191.9        45.37   26.62   42.12    3.87    N.A.    52.87
HTHR  Hawthorne Fin. Corp. of CA              17.50   3,088    54.0        20.12    7.25   17.50    0.00  -36.36   115.25
HMLK  Hemlock Fed. Fin. Corp. of IL           17.00   2,076    35.3        17.50   12.50   17.00    0.00    N.A.     N.A.
HBNK  Highland Federal Bank of CA             32.25   2,300    74.2        32.25   16.00   32.00    0.78    N.A.    89.71
HIFS  Hingham Inst. for Sav. of MA*           28.50   1,303    37.1        29.00   15.50   28.50    0.00  525.00    52.00
HBEI  Home Bancorp of Elgin IL                17.50   6,856   120.0        19.31   12.25   16.75    4.48    N.A.    29.63
HBFW  Home Bancorp of Fort Wayne IN           24.00   2,525    60.6        24.75   17.25   24.31   -1.28    N.A.    26.32
HBBI  Home Building Bancorp of IN             21.62     312     6.7        23.75   17.50   21.62    0.00    N.A.     9.47
HCFC  Home City Fin. Corp. of OH              15.50     952    14.8        16.25   12.00   15.50    0.00    N.A.    16.98
HOMF  Home Fed Bancorp of Seymour IN          36.25   3,396   123.1        36.50   20.67   35.00    3.57  260.70    40.78
                                                Current Per Share Financials
                                            ----------------------------------------
                                                                     Tangible
                                            Trailing  12 Mo.   Book    Book
                                             12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                        EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                       -------- ------- ------- ------- -------
                                                ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
FMSB  First Mutual SB of Bellevue WA*         1.55    1.52   10.88   10.88   159.36
FNGB  First Northern Cap. Corp of WI          0.44    0.63    8.13    8.13    72.14
FFPB  First Palm Beach Bancorp of FL         -0.09    0.08   21.69   21.16   330.11
FSLA  First SB SLA MHC of NJ (47.5)           0.72    1.14   12.18   10.86   129.26
SOPN  First SB, SSB, Moore Co. of NC          1.06    1.27   18.26   18.26    79.97
FWWB  First Savings Bancorp of WA*            0.89    0.84   14.13   13.00    95.79
SHEN  First Shenango Bancorp of PA            1.70    2.20   21.78   21.78   198.85
FSFC  First So.east Fin. Corp. of SC(8)       0.53    0.80    7.99    7.99    79.43
FBNW  FirstBank Corp of Clarkston WA          0.54    0.44   14.00   14.00    77.62
FFDB  FirstFed Bancorp of AL                  0.95    1.45   14.48   13.20   153.77
FSPT  FirstSpartan Fin. Corp. of SC           1.00    1.16   27.63   27.63   104.97
FLAG  Flag Financial Corp of GA              -0.03    0.17   10.44   10.44   108.95
FLGS  Flagstar Bancorp, Inc of MI             0.00    0.00    6.07    6.07   111.13
FFIC  Flushing Fin. Corp. of NY*              0.93    0.97   16.67   16.67   107.73
FBHC  Fort Bend Holding Corp. of TX           0.37    0.86   11.62   10.82   192.67
FTSB  Fort Thomas Fin. Corp. of KY            0.33    0.50   10.40   10.40    64.84
FKKY  Frankfort First Bancorp of KY          -0.11    0.22    6.81    6.81    40.26
FTNB  Fulton Bancorp of MO                    0.51    0.61   14.69   14.69    58.50
GFSB  GFS Bancorp of Grinnell IA              0.88    1.08   10.66   10.66    93.18
GUPB  GFSB Bancorp of Gallup NM               0.79    1.00   17.41   17.41   117.09
GSLA  GS Financial Corp. of LA                0.34    0.34   16.36   16.36    35.85
GOSB  GSB Financial Corp. of NY               0.52    0.44   13.78   13.78    50.92
GWBC  Gateway Bancorp of KY(8)                0.52    0.72   16.04   16.04    59.32
GBCI  Glacier Bancorp of MT                   1.10    1.23    8.12    7.90    83.33
GFCO  Glenway Financial Corp. of OH           1.06    1.78   23.89   23.57   251.83
GTPS  Great American Bancorp of IL            0.20    0.25   17.30   17.30    80.72
GTFN  Great Financial Corp. of KY(8)          1.58    1.51   20.35   19.49   220.37
GSBC  Great Southern Bancorp of MO            1.15    1.30    7.45    7.45    87.33
GDVS  Greater DV SB,MHC of PA (19.9)*         0.23    0.42    8.64    8.64    74.69
GSFC  Green Street Fin. Corp. of NC           0.56    0.68   14.73   14.73    40.62
GFED  Guarnty FS&LA,MHC of MO (31.0)(8)       0.37    0.56    8.80    8.80    63.83
HCBB  HCB Bancshares of AR                    0.09    0.10   14.27   13.73    75.75
HEMT  HF Bancorp of Hemet CA                 -0.66   -2.68   12.90   10.59   156.76
HFFC  HF Financial Corp. of SD                1.23    1.67   17.76   17.76   188.29
HFNC  HFNC Financial Corp. of NC              0.43    0.59    9.37    9.37    51.94
HMNF  HMN Financial, Inc. of MN               0.94    1.17   19.42   19.42   134.58
HALL  Hallmark Capital Corp. of WI            1.33    1.68   20.56   20.56   284.01
HARB  Harbor FSB, MHC of FL (46.6)(8)         2.05    2.64   18.84   18.22   224.56
HRBF  Harbor Federal Bancorp of MD            0.58    0.90   16.48   16.48   127.80
HFSA  Hardin Bancorp of Hardin MO             0.58    0.89   15.69   15.69   125.75
HARL  Harleysville SA of PA                   1.46    2.00   13.31   13.31   203.79
HFGI  Harrington Fin. Group of IN             0.61    0.51    7.67    7.67   137.18
HARS  Harris SB, MHC of PA (24.3)             0.79    0.99   14.59   12.76   182.15
HFFB  Harrodsburg 1st Fin Bcrp of KY          0.55    0.73   14.49   14.49    53.80
HHFC  Harvest Home Fin. Corp. of OH           0.23    0.50   11.35   11.35    90.82
HAVN  Haven Bancorp of Woodhaven NY           2.09    3.10   24.15   24.07   406.19
HTHR  Hawthorne Fin. Corp. of CA              0.63    1.36   12.85   12.85   279.50
HMLK  Hemlock Fed. Fin. Corp. of IL           0.10    0.55   14.88   14.88    79.26
HBNK  Highland Federal Bank of CA             0.96    1.41   16.39   16.39   219.30
HIFS  Hingham Inst. for Sav. of MA*           1.86    1.86   15.62   15.62   166.99
HBEI  Home Bancorp of Elgin IL                0.25    0.43   13.73   13.73    51.43
HBFW  Home Bancorp of Fort Wayne IN           0.72    1.15   17.62   17.62   132.62
HBBI  Home Building Bancorp of IN             0.29    0.74   18.51   18.51   144.44
HCFC  Home City Fin. Corp. of OH              0.61    0.80   15.00   15.00    73.49
HOMF  Home Fed Bancorp of Seymour IN          2.02    2.35   17.05   16.53   201.06

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                          Prices As Of October 29, 1997


                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last   Last   Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High    Low     Week   Week   1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
HWEN  Home Financial Bancorp of IN            16.37     470     7.7        17.25   12.12   16.37    0.00    N.A.    28.39
HPBC  Home Port Bancorp, Inc. of MA*          23.25   1,842    42.8        25.00   15.75   23.25    0.00  190.63    40.91
HMCI  Homecorp, Inc. of Rockford IL(8)        20.25   1,708    34.6        20.75   11.83   20.25    0.00  102.50    58.82
HZFS  Horizon Fin'l. Services of IA           22.25     426     9.5        26.00   14.50   22.50   -1.11    N.A.    47.16
HRZB  Horizon Financial Corp. of WA*          16.50   7,417   122.4        18.00   10.65   16.31    1.16   44.48    40.55
IBSF  IBS Financial Corp. of NJ               15.87  11,012   174.8        18.75   12.94   16.00   -0.81    N.A.    16.78
ISBF  ISB Financial Corp. of LA               24.87   6,901   171.6        28.00   16.25   24.25    2.56    N.A.    38.17
ITLA  Imperial Thrift & Loan of CA*           19.81   7,847   155.4        21.25   14.00   20.00   -0.95    N.A.    32.07
IFSB  Independence FSB of DC                  13.81   1,281    17.7        15.12    7.37   13.81    0.00  590.50    72.63
INCB  Indiana Comm. Bank, SB of IN            15.00     922    13.8        19.00   14.75   15.00    0.00    N.A.    -7.69
INBI  Industrial Bancorp of OH                18.25   5,173    94.4        18.25   12.00   17.25    5.80    N.A.    43.14
IWBK  Interwest SB of Oak Harbor WA           38.75   8,050   311.9        43.25   27.62   37.37    3.69  287.50    20.16
IPSW  Ipswich SB of Ipswich MA*               12.50   2,378    29.7        14.12    5.25   13.00   -3.85    N.A.   108.33
JXVL  Jacksonville Bancorp of TX              18.25   2,490    45.4        19.12   12.62   18.50   -1.35    N.A.    24.83
JXSB  Jcksnville SB,MHC of IL (45.6)          26.50   1,272    15.4        29.50   11.50   26.50    0.00    N.A.   100.00
JSBA  Jefferson Svgs Bancorp of MO            41.50   5,005   207.7        43.00   22.25   40.00    3.75    N.A.    59.62
JOAC  Joachim Bancorp of MO                   14.87     722    10.7        15.63   14.00   14.87    0.00    N.A.     2.55
KSAV  KS Bancorp of Kenly NC                  21.50     885    19.0        25.50   14.06   21.50    0.00    N.A.    44.20
KSBK  KSB Bancorp of Kingfield ME(8)*         14.00   1,238    17.3        16.00    7.08   14.00    0.00    N.A.    82.53
KFBI  Klamath First Bancorp of OR             22.62  10,019   226.6        24.25   13.94   22.62    0.00    N.A.    43.62
LSBI  LSB Fin. Corp. of Lafayette IN          23.87     932    22.2        27.37   16.43   25.50   -6.39    N.A.    28.54
LVSB  Lakeview SB of Paterson NJ              24.37   4,509   109.9        26.00   11.25   24.06    1.29    N.A.    95.90
LARK  Landmark Bancshares of KS               24.75   1,711    42.3        27.25   16.25   24.00    3.13    N.A.    37.50
LARL  Laurel Capital Group of PA              25.75   1,443    37.2        26.00   15.63   25.75    0.00  101.17    56.06
LSBX  Lawrence Savings Bank of MA*            14.00   4,284    60.0        16.37    6.88   13.37    4.71  306.98    72.20
LFED  Leeds FSB, MHC of MD (36.3)             32.12   3,455    40.3        33.00   14.00   31.50    1.97    N.A.   100.75
LXMO  Lexington B&L Fin. Corp. of MO          16.50   1,138    18.8        17.00   11.50   16.37    0.79    N.A.    22.22
LIFB  Life Bancorp of Norfolk VA(8)           25.37   9,847   249.8        26.62   16.75   23.62    7.41    N.A.    40.94
LFBI  Little Falls Bancorp of NJ              17.50   2,745    48.0        18.75   11.50   17.50    0.00    N.A.    37.25
LOGN  Logansport Fin. Corp. of IN             15.75   1,261    19.9        16.00   11.12   15.00    5.00    N.A.    40.00
LONF  London Financial Corp. of OH            20.37     515    10.5        21.00   11.50   20.37    0.00    N.A.    44.26
LISB  Long Island Bancorp, Inc of NY          45.12  24,023 1,083.9        47.50   29.19   43.75    3.13    N.A.    28.91
MAFB  MAF Bancorp of IL                       32.25  15,249   491.8        34.75   20.17   30.50    5.74  279.41    39.19
MBLF  MBLA Financial Corp. of MO              25.75   1,298    33.4        27.00   19.00   25.75    0.00    N.A.    35.53
MFBC  MFB Corp. of Mishawaka IN               22.75   1,651    37.6        23.75   15.50   22.75    0.00    N.A.    36.88
MLBC  ML Bancorp of Villanova PA(8)           28.13  11,293   317.7        29.06   13.75   27.62    1.85    N.A.    99.22
MSBF  MSB Financial Corp. of MI               17.62   1,249    22.0        18.50    9.12   17.62    0.00    N.A.    85.47
MGNL  Magna Bancorp of MS(8)                  31.50  13,754   433.3        32.37   16.75   30.50    3.28  530.00    80.00
MARN  Marion Capital Holdings of IN           26.50   1,768    46.9        28.13   19.25   27.00   -1.85    N.A.    37.66
MRKF  Market Fin. Corp. of OH                 15.00   1,336    20.0        15.75   12.25   15.00    0.00    N.A.     N.A.
MFCX  Marshalltown Fin. Corp. of IA(8)        17.06   1,411    24.1        17.25   14.25   17.06    0.00    N.A.    14.73
MFSL  Maryland Fed. Bancorp of MD             46.25   3,234   149.6        50.50   30.71   45.50    1.65  340.48    33.09
MASB  MassBank Corp. of Reading MA*           42.50   3,561   151.3        47.75   24.94   43.50   -2.30  331.03    48.65
MFLR  Mayflower Co-Op. Bank of MA*            23.50     890    20.9        24.50   14.75   23.50    0.00  370.00    38.24
MECH  Mechanics SB of Hartford CT*            24.50   5,293   129.7        27.25   15.37   24.87   -1.49    N.A.    55.56
MDBK  Medford Bank of Medford, MA*            36.00   4,541   163.5        38.50   24.50   35.00    2.86  414.29    39.81
MERI  Meritrust FSB of Thibodaux LA           47.75     774    37.0        49.75   31.00   47.75    0.00    N.A.    51.01
MWBX  MetroWest Bank of MA*                    8.37  13,956   116.8         9.00    4.00    8.25    1.45  103.16    55.87
MCBS  Mid Continent Bancshares of KS(8)       39.12   1,958    76.6        43.25   18.75   38.00    2.95    N.A.    67.39
MIFC  Mid Iowa Financial Corp. of IA          10.69   1,676    17.9        11.00    6.25   10.75   -0.56  113.80    67.82
MCBN  Mid-Coast Bancorp of ME                 28.03     233     6.5        28.03   18.50   28.03    0.00  390.89    47.53
MWBI  Midwest Bancshares, Inc. of IA          49.25     339    16.7        51.00   26.00   51.00   -3.43  392.50    85.85
MWFD  Midwest Fed. Fin. Corp of WI            26.00   1,628    42.3        26.75   16.75   24.00    8.33  420.00    40.54
MFFC  Milton Fed. Fin. Corp. of OH            15.12   2,310    34.9        15.94   12.75   15.25   -0.85    N.A.     4.28
MIVI  Miss. View Hold. Co. of MN              17.50     819    14.3        19.75   11.75   18.00   -2.78    N.A.    45.83

                                               Current Per Share Financials
                                           ----------------------------------------
                                                                    Tangible
                                           Trailing  12 Mo.   Book    Book
                                            12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                       EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                      -------- ------- ------- ------- -------
                                               ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
HWEN  Home Financial Bancorp of IN           0.54    0.68   15.31   15.31    90.44
HPBC  Home Port Bancorp, Inc. of MA*         1.72    1.71   11.39   11.39   107.90
HMCI  Homecorp, Inc. of Rockford IL(8)       0.27    0.85   12.70   12.70   194.15
HZFS  Horizon Fin'l. Services of IA          0.65    1.04   19.75   19.75   201.81
HRZB  Horizon Financial Corp. of WA*         1.07    1.05   10.91   10.91    69.93
IBSF  IBS Financial Corp. of NJ              0.33    0.58   11.59   11.59    66.59
ISBF  ISB Financial Corp. of LA              0.77    1.04   16.58   14.06   136.06
ITLA  Imperial Thrift & Loan of CA*          1.44    1.44   11.91   11.86   108.35
IFSB  Independence FSB of DC                 0.29    0.66   13.38   11.73   205.12
INCB  Indiana Comm. Bank, SB of IN           0.19    0.53   12.37   12.37   101.63
INBI  Industrial Bancorp of OH               0.46    0.90   11.86   11.86    67.00
IWBK  Interwest SB of Oak Harbor WA          1.82    2.47   15.43   15.10   227.65
IPSW  Ipswich SB of Ipswich MA*              0.84    0.66    4.55    4.55    79.64
JXVL  Jacksonville Bancorp of TX             0.90    1.18   13.55   13.55    90.84
JXSB  Jcksnville SB,MHC of IL (45.6)         0.36    0.79   13.43   13.43   127.94
JSBA  Jefferson Svgs Bancorp of MO           0.69    1.63   21.24   16.18   259.13
JOAC  Joachim Bancorp of MO                  0.23    0.38   13.63   13.63    48.39
KSAV  KS Bancorp of Kenly NC                 1.08    1.40   16.22   16.21   119.91
KSBK  KSB Bancorp of Kingfield ME(8)*        1.08    1.10    8.46    8.00   117.84
KFBI  Klamath First Bancorp of OR            0.55    0.83   14.20   14.20    72.65
LSBI  LSB Fin. Corp. of Lafayette IN         1.51    1.33   18.44   18.44   208.28
LVSB  Lakeview SB of Paterson NJ             1.34    0.97   13.71   11.74   112.19
LARK  Landmark Bancshares of KS              1.13    1.33   18.38   18.38   133.31
LARL  Laurel Capital Group of PA             1.61    2.03   14.73   14.73   146.91
LSBX  Lawrence Savings Bank of MA*           1.39    1.38    7.43    7.43    85.51
LFED  Leeds FSB, MHC of MD (36.3)            0.68    0.95   13.53   13.53    83.07
LXMO  Lexington B&L Fin. Corp. of MO         0.55    0.71   14.74   14.74    52.05
LIFB  Life Bancorp of Norfolk VA(8)          1.01    1.23   15.94   15.49   151.14
LFBI  Little Falls Bancorp of NJ             0.29    0.51   14.51   13.40   109.29
LOGN  Logansport Fin. Corp. of IN            0.74    0.96   12.66   12.66    65.94
LONF  London Financial Corp. of OH           0.48    0.73   14.60   14.60    74.25
LISB  Long Island Bancorp, Inc of NY         1.44    1.67   22.12   21.90   245.96
MAFB  MAF Bancorp of IL                      1.85    2.45   16.94   14.81   217.82
MBLF  MBLA Financial Corp. of MO             1.11    1.42   21.98   21.98   180.91
MFBC  MFB Corp. of Mishawaka IN              0.79    1.19   20.53   20.53   150.36
MLBC  ML Bancorp of Villanova PA(8)          1.27    1.15   12.70   12.48   183.32
MSBF  MSB Financial Corp. of MI              0.65    0.80   10.16   10.16    59.81
MGNL  Magna Bancorp of MS(8)                 1.35    1.49   10.06    9.79    98.39
MARN  Marion Capital Holdings of IN          1.38    1.65   22.10   22.10    98.02
MRKF  Market Fin. Corp. of OH                0.32    0.32   14.82   14.82    42.35
MFCX  Marshalltown Fin. Corp. of IA(8)       0.30    0.65   14.23   14.23    90.38
MFSL  Maryland Fed. Bancorp of MD            2.16    3.12   30.00   29.62   357.90
MASB  MassBank Corp. of Reading MA*          2.74    2.60   27.05   27.05   254.26
MFLR  Mayflower Co-Op. Bank of MA*           1.39    1.31   13.67   13.44   141.20
MECH  Mechanics SB of Hartford CT*           2.76    2.76   15.92   15.92   155.60
MDBK  Medford Bank of Medford, MA*           2.45    2.29   21.24   19.79   236.19
MERI  Meritrust FSB of Thibodaux LA          1.99    3.10   24.22   24.22   295.20
MWBX  MetroWest Bank of MA*                  0.52    0.52    3.02    3.02    40.59
MCBS  Mid Continent Bancshares of KS(8)      1.87    2.12   19.59   19.59   208.68
MIFC  Mid Iowa Financial Corp. of IA         0.71    1.00    7.00    7.00    74.91
MCBN  Mid-Coast Bancorp of ME                1.06    1.66   22.06   22.06   256.39
MWBI  Midwest Bancshares, Inc. of IA         1.86    3.09   29.86   29.86   432.28
MWFD  Midwest Fed. Fin. Corp of WI           1.79    1.37   11.21   10.81   127.18
MFFC  Milton Fed. Fin. Corp. of OH           0.39    0.54   11.37   11.37    86.68
MIVI  Miss. View Hold. Co. of MN             0.59    0.88   16.08   16.08    85.20

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                          Prices As Of October 29, 1997





                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last    Last  Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High    Low     Week    Week  1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
MBSP  Mitchell Bancorp of NC*                 17.50     931    16.3        18.00   12.12   17.00    2.94    N.A.    22.81
MBBC  Monterey Bay Bancorp of CA              19.25   3,242    62.4        20.50   14.62   18.25    5.48    N.A.    30.51
MONT  Montgomery Fin. Corp. of IN             12.75   1,653    21.1        14.00   11.00   12.25    4.08    N.A.    -1.92
MSBK  Mutual SB, FSB of Bay City MI           13.00   4,279    55.6        14.62    5.12   12.25    6.12   48.57   136.36
NHTB  NH Thrift Bancshares of NH              21.00   2,048    43.0        22.00   11.62   22.00   -4.55  354.55    66.40
NSLB  NS&L Bancorp of Neosho MO               18.25     707    12.9        19.50   13.00   18.25    0.00    N.A.    33.99
NMSB  Newmil Bancorp. of CT*                  13.00   3,835    49.9        14.25    7.75   12.25    6.12  104.08    33.33
NASB  North American SB of MO                 49.75   2,229   110.9        55.00   30.75   49.75    0.00  ***.**    45.26
NBSI  North Bancshares of Chicago IL          26.00     962    25.0        26.12   15.75   26.00    0.00    N.A.    57.58
FFFD  North Central Bancshares of IA          18.12   3,258    59.0        19.25   12.50   17.62    2.84    N.A.    33.63
NBN   Northeast Bancorp of ME*                23.62   1,275    30.1        25.62   13.00   23.50    0.51  101.02    68.71
NEIB  Northeast Indiana Bncrp of IN           20.25   1,763    35.7        20.25   12.87   18.37   10.23    N.A.    48.68
NWEQ  Northwest Equity Corp. of WI            17.50     839    14.7        17.50   11.25   17.50    0.00    N.A.    44.39
NWSB  Northwest SB, MHC of PA (30.7)          31.00  23,377   222.5        32.75   11.87   29.12    6.46    N.A.   131.86
NSSY  Norwalk Savings Society of CT*          35.00   2,410    84.3        37.00   22.94   36.25   -3.45    N.A.    49.76
NSSB  Norwich Financial Corp. of CT*          29.12   5,432   158.2        31.62   18.00   29.00    0.41  316.00    48.42
NTMG  Nutmeg FS&LA of CT                      11.87     738     8.8        11.87    7.00   11.50    3.22    N.A.    58.27
OHSL  OHSL Financial Corp. of OH              27.12   1,196    32.4        28.25   20.00   26.50    2.34    N.A.    26.91
OCFC  Ocean Fin. Corp. of NJ                  37.75   8,606   324.9        38.37   24.37   37.00    2.03    N.A.    48.04
OCN   Ocwen Financial Corp. of FL             55.50  30,253 1,679.0        56.56   25.00   56.56   -1.87    N.A.   107.48
OTFC  Oregon Trail Fin. Corp of OR            16.19   4,695    76.0        16.75   15.75   16.25   -0.37    N.A.     N.A.
PBHC  OswegoCity SB, MHC of NY (46.)*         24.62   1,917    21.7        27.50    8.75   27.50  -10.47    N.A.   162.47
OFCP  Ottawa Financial Corp. of MI            26.75   5,353   143.2        28.00   14.66   26.62    0.49    N.A.    74.95
PFFB  PFF Bancorp of Pomona CA                19.37  17,903   346.8        21.50   12.62   19.12    1.31    N.A.    30.26
PSFI  PS Financial of Chicago IL              17.06   2,182    37.2        18.00   11.62   17.12   -0.35    N.A.    45.19
PVFC  PVF Capital Corp. of OH                 20.00   2,556    51.1        21.75   13.18   20.00    0.00  354.55    39.66
PCCI  Pacific Crest Capital of CA*            16.62   2,939    48.8        17.75    9.50   16.25    2.28    N.A.    44.52
PALM  Palfed, Inc. of Aiken SC(8)             24.75   5,299   131.2        26.50   13.00   25.12   -1.47   61.03    76.79
PBCI  Pamrapo Bancorp, Inc. of NJ             23.50   2,843    66.8        26.75   18.50   22.62    3.89  317.41    17.50
PFED  Park Bancorp of Chicago IL              17.50   2,431    42.5        18.12   11.62   17.75   -1.41    N.A.    34.62
PVSA  Parkvale Financial Corp of PA           28.50   5,106   145.5        29.50   19.60   28.75   -0.87  244.20    37.02
PEEK  Peekskill Fin. Corp. of NY              17.00   3,193    54.3        17.50   13.37   16.75    1.49    N.A.    19.30
PFSB  PennFed Fin. Services of NJ             30.25   4,823   145.9        33.50   19.00   29.81    1.48    N.A.    49.38
PWBC  PennFirst Bancorp of PA                 17.87   5,306    94.8        19.50   12.27   17.87    0.00  123.93    44.23
PWBK  Pennwood SB of PA*                      19.00     580    11.0        19.00   11.50   19.00    0.00    N.A.    38.18
PBKB  People's SB of Brockton MA*             19.25   3,595    69.2        20.00   10.12   18.62    3.38  224.07    81.26
PFDC  Peoples Bancorp of Auburn IN            34.50   2,274    78.5        36.00   19.50   31.50    9.52   97.14    70.37
PBCT  Peoples Bank, MHC of CT (40.1)*         33.25  61,126   813.1        37.37   16.50   32.75    1.53  322.49    72.73
TSBS  Peoples Bcrp, MHC of NJ (35.9)(8)       35.00   9,037   113.6        39.12   14.00   33.00    6.06    N.A.   118.75
PFFC  Peoples Fin. Corp. of OH                13.50   1,491    20.1        19.00   12.00   13.50    0.00    N.A.     0.00
PHBK  Peoples Heritage Fin Grp of ME*         40.12  27,475 1,102.3        43.25   22.87   39.25    2.22  162.05    43.29
PSFC  Peoples Sidney Fin. Corp of OH          17.50   1,785    31.2        18.50   12.56   17.50    0.00    N.A.     N.A.
PERM  Permanent Bancorp of IN                 25.00   2,011    50.3        27.37   17.50   25.00    0.00    N.A.    23.46
PMFI  Perpetual Midwest Fin. of IA            24.25   1,873    45.4        25.25   18.50   24.00    1.04    N.A.    25.97
PERT  Perpetual of SC, MHC (46.8)(8)          51.00   1,505    36.0        58.00   20.25   51.00    0.00    N.A.   110.31
PCBC  Perry Co. Fin. Corp. of MO              21.50     828    17.8        22.25   17.00   20.50    4.88    N.A.    26.47
PHFC  Pittsburgh Home Fin. of PA              18.75   1,969    36.9        19.87   11.75   18.75    0.00    N.A.    40.24
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)       36.50   1,632    28.1        37.12   14.25   34.75    5.04    N.A.   108.57
PTRS  Potters Financial Corp of OH            26.87     487    13.1        28.50   17.50   26.87    0.00    N.A.    34.35
PKPS  Poughkeepsie Fin. Corp. of NY(8)        10.00  12,595   126.0        10.56    5.00    9.94    0.60   29.03    90.48
PHSB  Ppls Home SB, MHC of PA (45.0)          17.37   2,760    21.6        19.75   13.62   17.75   -2.14    N.A.     N.A.
PRBC  Prestige Bancorp of PA                  18.25     915    16.7        19.37   12.00   18.25    0.00    N.A.    35.19
PETE  Primary Bank of NH(8)*                  28.62   2,089    59.8        29.00   12.26   26.87    6.51    N.A.    87.80
PFNC  Progress Financial Corp. of PA          15.12   4,010    60.6        16.37    7.14   13.87    9.01   37.33    89.47
PSBK  Progressive Bank, Inc. of NY*           34.00   3,828   130.2        38.00   22.50   34.00    0.00  154.30    49.45
                                                 Current Per Share Financials
                                             ----------------------------------------
                                                                      Tangible
                                             Trailing  12 Mo.   Book    Book
                                              12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                         EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                        -------- ------- ------- ------- -------
                                                 ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
MBSP  Mitchell Bancorp of NC*                  0.51    0.60   15.39   15.39    35.49
MBBC  Monterey Bay Bancorp of CA               0.29    0.55   14.43   13.30   127.33
MONT  Montgomery Fin. Corp. of IN              0.36    0.36   11.72   11.72    62.55
MSBK  Mutual SB, FSB of Bay City MI            0.18    0.07    9.56    9.56   157.37
NHTB  NH Thrift Bancshares of NH               0.54    0.80   11.78   10.03   153.95
NSLB  NS&L Bancorp of Neosho MO                0.41    0.64   16.52   16.52    84.46
NMSB  Newmil Bancorp. of CT*                   0.68    0.65    8.27    8.27    84.24
NASB  North American SB of MO                  4.10    3.86   25.37   24.52   330.46
NBSI  North Bancshares of Chicago IL           0.60    0.84   17.58   17.58   124.31
FFFD  North Central Bancshares of IA           1.02    1.18   14.81   14.81    65.34
NBN   Northeast Bancorp of ME*                 1.10    1.06   14.04   12.30   205.33
NEIB  Northeast Indiana Bncrp of IN            0.98    1.15   15.19   15.19   100.01
NWEQ  Northwest Equity Corp. of WI             0.88    1.11   13.22   13.22   115.48
NWSB  Northwest SB, MHC of PA (30.7)           0.58    0.82    8.49    8.00    89.46
NSSY  Norwalk Savings Society of CT*           2.42    2.76   20.64   19.90   256.17
NSSB  Norwich Financial Corp. of CT*           1.42    1.34   14.65   13.23   131.20
NTMG  Nutmeg FS&LA of CT                       0.33    0.45    7.72    7.72   138.80
OHSL  OHSL Financial Corp. of OH               1.12    1.57   21.21   21.21   192.34
OCFC  Ocean Fin. Corp. of NJ                   0.04    1.49   27.35   27.35   168.27
OCN   Ocwen Financial Corp. of FL              2.35    1.42    8.06    7.70    92.12
OTFC  Oregon Trail Fin. Corp of OR             0.59    0.59   13.29   13.29    55.34
PBHC  OswegoCity SB, MHC of NY (46.)*          1.06    0.95   11.68   11.68    99.58
OFCP  Ottawa Financial Corp. of MI             0.75    1.21   14.05   11.27   160.91
PFFB  PFF Bancorp of Pomona CA                 0.22    0.64   15.17   15.01   146.98
PSFI  PS Financial of Chicago IL               0.70    0.71   14.66   14.66    37.88
PVFC  PVF Capital Corp. of OH                  1.43    1.83   10.28   10.28   145.96
PCCI  Pacific Crest Capital of CA*             1.11    1.04    8.94    8.94   126.28
PALM  Palfed, Inc. of Aiken SC(8)              0.13    0.75   10.34   10.34   125.47
PBCI  Pamrapo Bancorp, Inc. of NJ              1.16    1.60   16.62   16.49   130.49
PFED  Park Bancorp of Chicago IL               0.62    0.86   16.27   16.27    72.22
PVSA  Parkvale Financial Corp of PA            1.37    2.02   14.72   14.62   194.13
PEEK  Peekskill Fin. Corp. of NY               0.57    0.75   14.71   14.71    57.18
PFSB  PennFed Fin. Services of NJ              1.43    2.09   20.17   16.87   274.05
PWBC  PennFirst Bancorp of PA                  0.63    0.91   12.44   11.63   153.97
PWBK  Pennwood SB of PA*                       0.57    0.92   15.04   15.04    86.17
PBKB  People's SB of Brockton MA*              1.16    0.69    8.56    8.20   152.65
PFDC  Peoples Bancorp of Auburn IN             1.39    1.82   19.23   19.23   126.46
PBCT  Peoples Bank, MHC of CT (40.1)*          1.39    1.03   10.92   10.91   128.75
TSBS  Peoples Bcrp, MHC of NJ (35.9)(8)        0.86    0.73   11.79   10.81    69.82
PFFC  Peoples Fin. Corp. of OH                 0.53    0.53   15.78   15.78    58.01
PHBK  Peoples Heritage Fin Grp of ME*          2.35    2.38   15.71   13.24   203.50
PSFC  Peoples Sidney Fin. Corp of OH           0.32    0.48   14.40   14.40    57.78
PERM  Permanent Bancorp of IN                  0.72    1.30   19.74   19.45   215.43
PMFI  Perpetual Midwest Fin. of IA             0.25    0.61   18.09   18.09   212.08
PERT  Perpetual of SC, MHC (46.8)(8)           1.17    1.58   20.13   20.13   170.24
PCBC  Perry Co. Fin. Corp. of MO               0.90    1.04   18.80   18.80    97.95
PHFC  Pittsburgh Home Fin. of PA               0.69    0.88   14.21   14.06   130.15
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)        1.39    1.93   14.76   14.76   232.05
PTRS  Potters Financial Corp of OH             1.16    2.06   21.97   21.97   248.85
PKPS  Poughkeepsie Fin. Corp. of NY(8)         0.24    0.37    5.85    5.85    69.88
PHSB  Ppls Home SB, MHC of PA (45.0)           0.36    0.54    9.71    9.71    82.81
PRBC  Prestige Bancorp of PA                   0.47    0.83   16.51   16.51   148.33
PETE  Primary Bank of NH(8)*                   1.24    1.47   14.33   14.31   206.65
PFNC  Progress Financial Corp. of PA           0.52    0.62    5.49    4.85   104.40
PSBK  Progressive Bank, Inc. of NY*            2.29    2.26   19.63   17.53   229.58

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                          Prices As Of October 29, 1997




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last   Last   Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High    Low     Week   Week   1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
PROV  Provident Fin. Holdings of CA           19.56   4,836     94.6       21.12   12.69   20.12   -2.78    N.A.    39.71
PULB  Pulaski SB, MHC of MO (29.8)            29.37   2,094     18.3       32.50   13.75   29.50   -0.44    N.A.   102.55
PLSK  Pulaski SB, MHC of NJ (46.0)            18.50   2,070     17.6       24.50   11.50   18.25    1.37    N.A.     N.A.
PULS  Pulse Bancorp of S. River NJ            25.00   3,081     77.0       29.75   15.50   26.12   -4.29  102.10    58.73
QCFB  QCF Bancorp of Virginia MN              28.50   1,426     40.6       28.50   15.75   28.50    0.00    N.A.    56.16
QCBC  Quaker City Bancorp of CA               20.00   4,673     93.5       24.56   13.00   20.00    0.00  166.67    31.58
QCSB  Queens County Bancorp of NY*            36.50  15,108    551.4       37.75   19.05   35.75    2.10    N.A.    73.40
RARB  Raritan Bancorp. of Raritan NJ*         28.25   2,412     68.1       28.62   15.33   27.75    1.80  338.66    82.26
REDF  RedFed Bancorp of Redlands CA           19.50   7,179    140.0       21.12   11.50   18.75    4.00    N.A.    44.44
RELY  Reliance Bancorp, Inc. of NY            32.37   8,712    282.0       33.44   17.50   30.50    6.13    N.A.    66.00
RELI  Reliance Bancshares Inc of WI(8)*        8.50   2,528     21.5       10.12    6.50    8.75   -2.86    N.A.    25.93
RIVR  River Valley Bancorp of IN              16.50   1,190     19.6       17.50   13.25   16.25    1.54    N.A.    20.00
RVSBD Riverview Bancorp of WA                 13.37   6,128     81.9       14.25    5.83   13.37    0.00    N.A.   113.24
RSLN  Roslyn Bancorp, Inc. of NY*             21.62  43,642    943.5       24.31   15.00   21.75   -0.60    N.A.     N.A.
SCCB  S. Carolina Comm. Bnshrs of SC          22.62     700     15.8       25.25   15.00   21.50    5.21    N.A.    50.80
SBFL  SB Fngr Lakes MHC of NY (33.1)          28.00   1,785     16.5       29.50   12.75   28.00    0.00    N.A.   103.64
SFED  SFS Bancorp of Schenectady NY           22.03   1,236     27.2       24.50   14.75   21.50    2.47    N.A.    49.36
SGVB  SGV Bancorp of W. Covina CA             18.25   2,342     42.7       19.37   10.12   18.00    1.39    N.A.    62.22
SHSB  SHS Bancorp, Inc. of PA                 16.00     820     13.1       16.25   14.75   15.75    1.59    N.A.     N.A.
SISB  SIS Bancorp Inc of MA*                  35.00   5,581    195.3       37.00   22.37   33.87    3.34    N.A.    53.04
SWCB  Sandwich Co-Op. Bank of MA*             38.00   1,919     72.9       39.00   23.00   36.00    5.56  340.84    27.73
SFSL  Security First Corp. of OH              18.25   7,574    138.2       19.25   10.17   17.87    2.13   75.48    51.08
SFNB  Security First Netwrk Bk of GA(8)        8.37   8,620     72.1       16.00    5.50    7.87    6.35    N.A.   -18.34
SMFC  Sho-Me Fin. Corp. of MO(8)              44.00   1,499     66.0       48.00   20.25   45.25   -2.76    N.A.   102.30
SOBI  Sobieski Bancorp of S. Bend IN          18.00     760     13.7       19.25   13.00   18.25   -1.37    N.A.    24.14
SOSA  Somerset Savings Bank of MA(8)*          5.19  16,652     86.4        5.94    1.94    5.12    1.37    1.37   163.45
SSFC  South Street Fin. Corp. of NC*          18.12   4,496     81.5       20.00   12.12   17.75    2.08    N.A.    29.43
SCBS  Southern Commun. Bncshrs of AL          18.50   1,137     21.0       18.50   13.00   18.00    2.78    N.A.    39.62
SMBC  Southern Missouri Bncrp of MO           17.94   1,633     29.3       19.50   14.00   17.75    1.07    N.A.    19.60
SWBI  Southwest Bancshares of IL              24.62   2,657     65.4       26.00   18.00   25.75   -4.39  146.20    34.90
SVRN  Sovereign Bancorp of PA                 18.12 112,838  2,044.6       19.00    9.79   17.56    3.19  305.37    65.63
STFR  St. Francis Cap. Corp. of WI            37.00   5,308    196.4       41.25   25.00   38.50   -3.90    N.A.    42.31
SPBC  St. Paul Bancorp, Inc. of IL            23.75  34,133    810.7       28.50   14.07   24.19   -1.82  113.39    51.56
SFFC  StateFed Financial Corp. of IA          27.12     784     21.3       28.25   16.50   27.00    0.44    N.A.    64.36
SFIN  Statewide Fin. Corp. of NJ              20.50   4,710     96.6       22.62   12.62   19.50    5.13    N.A.    42.66
STSA  Sterling Financial Corp. of WA          21.00   7,567    158.9       22.25   13.00   21.00    0.00  131.02    48.73
SFSB  SuburbFed Fin. Corp. of IL              33.75   1,263     42.6       33.75   19.00   33.75    0.00  406.00    77.63
ROSE  T R Financial Corp. of NY*              30.50  17,592    536.6       33.00   14.37   30.37    0.43    N.A.    71.83
THRD  TF Financial Corp. of PA                24.25   4,088     99.1       25.69   15.50   24.00    1.04    N.A.    49.23
TPNZ  Tappan Zee Fin., Inc. of NY             20.25   1,488     30.1       22.62   13.00   20.50   -1.22    N.A.    48.68
ESBK  The Elmira SB FSB of Elmira NY*         28.50     706     20.1       31.00   14.75   28.13    1.32   98.33    56.16
TRIC  Tri-County Bancorp of WY                27.75     584     16.2       29.00   18.00   27.75    0.00    N.A.    54.17
TWIN  Twin City Bancorp of TN                 14.50   1,272     18.4       14.50   11.33   13.75    5.45    N.A.    26.09
UFRM  United FS&LA of Rocky Mount NC          11.62   3,074     35.7       12.75    7.50   11.37    2.20  257.54    36.71
UBMT  United Fin. Corp. of MT                 24.00   1,223     29.4       25.37   18.50   24.00    0.00  128.57    24.68
VABF  Va. Beach Fed. Fin. Corp of VA          17.62   4,976     87.7       17.62    8.62   15.12   16.53  275.69    86.65
VFFC  Virginia First Savings of VA(8)         24.12   5,810    140.1       24.50   12.37   24.25   -0.54  ***.**    89.18
WHGB  WHG Bancshares of MD                    15.12   1,462     22.1       16.50   12.62   15.12    0.00    N.A.    15.24
WSFS  WSFS Financial Corp. of DE*             17.62  12,442    219.2       18.75    9.19   17.50    0.69  143.03    72.91
WVFC  WVS Financial Corp. of PA*              32.00   1,747     55.9       34.00   21.50   31.00    3.23    N.A.    29.98
WRNB  Warren Bancorp of Peabody MA*           20.00   3,798     76.0       21.37   12.75   20.25   -1.23  493.47    33.33
WFSL  Washington FS&LA of Seattle WA          31.12  47,509  1,478.5       33.31   21.36   31.12    0.00  113.30    29.18
WAMU  Washington Mutual Inc. of WA(8)*        68.62 257,176 17,647.4       72.37   38.62   68.12    0.73  269.72    58.44
WYNE  Wayne Bancorp of NJ                     22.50   2,014     45.3       24.87   13.69   22.50    0.00    N.A.    47.54
WAYN  Wayne S&L Co. MHC of OH (47.8)          27.25   2,251     29.3       27.25   13.17   25.50    6.86    N.A.    66.87
                                                 Current Per Share Financials
                                             ----------------------------------------
                                                                      Tangible
                                             Trailing  12 Mo.   Book    Book
                                              12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                         EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                        -------- ------- ------- ------- -------
                                                 ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
PROV  Provident Fin. Holdings of CA            0.40    0.35   17.67   17.67   127.27
PULB  Pulaski SB, MHC of MO (29.8)             0.68    0.90   11.23   11.23    86.07
PLSK  Pulaski SB, MHC of NJ (46.0)             0.21    0.51   10.20   10.20    85.68
PULS  Pulse Bancorp of S. River NJ             1.19    1.79   13.59   13.59   168.84
QCFB  QCF Bancorp of Virginia MN               1.41    1.41   19.23   19.23   109.91
QCBC  Quaker City Bancorp of CA                0.60    0.99   15.03   15.02   171.50
QCSB  Queens County Bancorp of NY*             1.45    1.47   11.51   11.51    97.09
RARB  Raritan Bancorp. of Raritan NJ*          1.46    1.55   12.48   12.27   157.31
REDF  RedFed Bancorp of Redlands CA            0.31    0.80   10.75   10.70   127.07
RELY  Reliance Bancorp, Inc. of NY             1.26    1.87   18.67   13.45   226.90
RELI  Reliance Bancshares Inc of WI(8)*        0.16    0.17    9.08    9.08    18.60
RIVR  River Valley Bancorp of IN               0.46    0.62   14.63   14.41   118.02
RVSBD Riverview Bancorp of WA                  0.56    0.56    9.18    9.18    42.44
RSLN  Roslyn Bancorp, Inc. of NY*              0.59    0.93   14.58   14.51    72.39
SCCB  S. Carolina Comm. Bnshrs of SC           0.60    0.79   17.09   17.09    66.57
SBFL  SB Fngr Lakes MHC of NY (33.1)           0.15    0.50   11.63   11.63   121.93
SFED  SFS Bancorp of Schenectady NY            0.60    1.07   17.44   17.44   139.85
SGVB  SGV Bancorp of W. Covina CA              0.31    0.75   12.77   12.56   174.78
SHSB  SHS Bancorp, Inc. of PA                  0.41    0.41   13.83   13.83   109.44
SISB  SIS Bancorp Inc of MA*                   3.31    3.29   18.50   18.50   257.04
SWCB  Sandwich Co-Op. Bank of MA*              2.34    2.38   20.79   19.90   261.54
SFSL  Security First Corp. of OH               0.88    1.10    8.13    7.99    86.25
SFNB  Security First Netwrk Bk of GA(8)       -3.30   -3.38    3.02    2.97     9.12
SMFC  Sho-Me Fin. Corp. of MO(8)               2.08    2.35   19.81   19.81   219.35
SOBI  Sobieski Bancorp of S. Bend IN           0.32    0.62   16.26   16.26   107.54
SOSA  Somerset Savings Bank of MA(8)*          0.25    0.24    1.96    1.96    30.90
SSFC  South Street Fin. Corp. of NC*           0.45    0.57   13.58   13.58    53.77
SCBS  Southern Commun. Bncshrs of AL           0.19    0.47   13.54   13.54    61.66
SMBC  Southern Missouri Bncrp of MO            0.65    0.63   16.17   16.17    98.22
SWBI  Southwest Bancshares of IL               1.04    1.44   15.66   15.66   142.39
SVRN  Sovereign Bancorp of PA                  0.39    0.60    3.88    2.92    96.59
STFR  St. Francis Cap. Corp. of WI             1.77    1.95   24.43   21.59   310.01
SPBC  St. Paul Bancorp, Inc. of IL             0.92    1.33   11.62   11.59   135.10
SFFC  StateFed Financial Corp. of IA           1.17    1.42   19.43   19.43   109.28
SFIN  Statewide Fin. Corp. of NJ               0.76    1.29   13.90   13.88   142.93
STSA  Sterling Financial Corp. of WA           0.21    0.66    9.13    7.96   222.86
SFSB  SuburbFed Fin. Corp. of IL               1.23    1.79   21.90   21.82   337.85
ROSE  T R Financial Corp. of NY*               1.84    1.65   12.53   12.53   201.90
THRD  TF Financial Corp. of PA                 0.83    1.13   17.42   15.28   156.74
TPNZ  Tappan Zee Fin., Inc. of NY              0.53    0.49   14.35   14.35    80.07
ESBK  The Elmira SB FSB of Elmira NY*          1.13    1.10   20.32   19.48   322.70
TRIC  Tri-County Bancorp of WY                 1.15    1.46   23.46   23.46   153.18
TWIN  Twin City Bancorp of TN                  0.44    0.63   10.85   10.85    84.39
UFRM  United FS&LA of Rocky Mount NC           0.19    0.33    6.70    6.70    89.63
UBMT  United Fin. Corp. of MT                  0.94    1.16   19.95   19.95    88.08
VABF  Va. Beach Fed. Fin. Corp of VA           0.26    0.58    8.50    8.50   124.16
VFFC  Virginia First Savings of VA(8)          0.88    0.76   11.44   11.06   147.75
WHGB  WHG Bancshares of MD                     0.34    0.34   14.16   14.16    68.56
WSFS  WSFS Financial Corp. of DE*              1.47    1.48    6.31    6.26   121.25
WVFC  WVS Financial Corp. of PA*               1.69    2.12   18.83   18.83   168.69
WRNB  Warren Bancorp of Peabody MA*            2.01    1.70    9.77    9.77    94.27
WFSL  Washington FS&LA of Seattle WA           1.93    2.14   14.65   13.38   121.25
WAMU  Washington Mutual Inc. of WA(8)*         0.56    1.19    9.48    9.00   189.61
WYNE  Wayne Bancorp of NJ                      0.52    0.52   17.31   17.31   129.61
WAYN  Wayne S&L Co. MHC of OH (47.8)           0.35    0.74   10.44   10.44   112.94

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                          Prices As Of October 29, 1997



                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last   Last   Dec 31, Dec 31,
Financial Institution                       Share(1) anding ization(9)     High    Low     Week   Week   1994(2) 1995(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
WCFB  Wbstr Cty FSB MHC of IA (45.2)          21.00   2,100    20.0        22.00   12.75   21.00    0.00    N.A.    52.73
WBST  Webster Financial Corp. of CT           62.00  13,554   840.3        66.00   33.62   59.94    3.44  556.78    68.71
WEFC  Wells Fin. Corp. of Wells MN            17.00   1,959    33.3        18.37   12.50   17.00    0.00    N.A.    29.57
WCBI  WestCo Bancorp of IL                    27.75   2,474    68.7        29.25   20.00   26.50    4.72  177.50    29.07
WSTR  WesterFed Fin. Corp. of MT              24.50   5,577   136.6        27.00   16.75   24.75   -1.01    N.A.    34.25
WOFC  Western Ohio Fin. Corp. of OH           24.75   2,339    57.9        29.25   20.00   24.50    1.02    N.A.    13.79
WWFC  Westwood Fin. Corp. of NJ(8)            27.50     645    17.7        28.00   13.25   27.50    0.00    N.A.    66.67
WEHO  Westwood Hmstd Fin Corp of OH           16.00   2,782    44.5        18.00   10.50   15.87    0.82    N.A.    32.01
WFI   Winton Financial Corp. of OH            19.87   1,986    39.5        20.50   11.25   19.50    1.90    N.A.    72.78
FFWD  Wood Bancorp of OH                      17.25   2,119    36.6        18.75   10.50   17.50   -1.43    N.A.    52.25
YFCB  Yonkers Fin. Corp. of NY                20.75   3,036    63.0        22.00   12.12   18.75   10.67    N.A.    61.23
YFED  York Financial Corp. of PA              26.50   7,008   185.7        27.37   16.00   26.12    1.45  180.42    63.08
                                                  Current Per Share Financials
                                              ----------------------------------------
                                                                       Tangible
                                              Trailing  12 Mo.   Book    Book
                                               12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                          EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                         -------- ------- ------- ------- -------
                                                  ($)     ($)     ($)     ($)     ($)

NASDAQ Listed OTC Companies (continued)
---------------------------------------
WCFB  Wbstr Cty FSB MHC of IA (45.2)            0.48    0.64   10.53   10.53    45.09
WBST  Webster Financial Corp. of CT             1.42    2.53   22.03   18.82   438.52
WEFC  Wells Fin. Corp. of Wells MN              0.73    1.08   14.64   14.64   103.13
WCBI  WestCo Bancorp of IL                      1.41    1.78   19.20   19.20   125.96
WSTR  WesterFed Fin. Corp. of MT                0.81    1.02   18.69   14.96   171.35
WOFC  Western Ohio Fin. Corp. of OH             0.52    0.72   23.38   21.79   169.51
WWFC  Westwood Fin. Corp. of NJ(8)              0.78    1.34   15.76   14.04   172.70
WEHO  Westwood Hmstd Fin Corp of OH             0.30    0.45   14.23   14.23    48.40
WFI   Winton Financial Corp. of OH              1.60    1.34   11.36   11.12   159.81
FFWD  Wood Bancorp of OH                        0.79    0.94    9.52    9.52    77.36
YFCB  Yonkers Fin. Corp. of NY                  0.76    1.02   14.14   14.14    94.89
YFED  York Financial Corp. of PA                1.01    1.29   14.28   14.28   165.87

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                 Exhibit IV-1
                     Weekly Thrift Market Line - Part Two
                        Prices As Of October 29, 1997


                                                              Key Financial Ratios                          Asset Quality Ratios
                                               --------------------------------------------------------   -----------------------
                                                        Tang.      Reported Earnings     Core Earnings
                                               Equity/ Equity/  ----------------------  ---------------     NPAs   Resvs/  Resvs/
Financial Institution                          Assets  Assets   ROA(5)  ROE(5)  ROI(5)   ROA(5)  ROE(5)    Assets   NPAs    Loans
---------------------                          ------- ------- ------- ------- -------  ------- -------   ------- ------- -------
                                                  (%)     (%)     (%)     (%)     (%)      (%)     (%)       (%)     (%)     (%)
Market Averages. SAIF-Insured Thrifts(no MHCs)
----------------------------------------------
SAIF-Insured Thrifts(302)                       13.05    12.81    0.65    5.55    3.28     0.86    7.50      0.72  131.64    0.80
NYSE Traded Companies(10)                        7.57     7.36    0.73   10.18    4.32     0.89   13.71      1.18   81.87    1.19
AMEX Traded Companies(16)                       15.64    15.53    0.47    2.52    2.06     0.82    5.04      0.63  159.36    0.70
NASDAQ Listed OTC Companies(276)                13.11    12.86    0.66    5.55    3.31     0.86    7.40      0.70  132.08    0.79
California Companies(21)                         7.44     7.18    0.29    4.38    2.18     0.43    7.00      1.44   73.11    1.31
Florida Companies(5)                             7.63     7.18    0.92   11.44    3.25     0.75    9.15      0.58  120.24    0.82
Mid-Atlantic Companies(60)                      11.16    10.82    0.62    6.31    3.55     0.85    8.76      0.79   97.56    0.91
Mid-West Companies(144)                         14.14    13.95    0.69    5.43    3.47     0.90    7.11      0.58  152.57    0.69
New England Companies(9)                         7.87     7.46    0.36    4.81    2.67     0.63    8.56      0.60  126.67    1.01
North-West Companies(8)                         17.06    16.82    0.86    6.30    3.33     1.04    8.22      0.58  149.53    0.58
South-East Companies(42)                        16.28    16.08    0.72    5.03    2.93     0.97    6.82      0.87  128.40    0.82
South-West Companies(7)                         10.60    10.34    0.38    2.96    2.30     0.66    6.49      0.65  112.80    0.70
Western Companies (Excl CA)(6)                  16.22    15.78    0.98    6.63    4.12     1.15    7.69      0.29  169.19    0.63
Thrift Strategy(240)                            14.31    14.09    0.67    5.04    3.26     0.89    6.95      0.65  131.40    0.74
Mortgage Banker Strategy(37)                     7.38     6.92    0.51    7.31    3.37     0.66    9.77      0.99  132.57    1.02
Real Estate Strategy(10)                         7.34     7.14    0.55    6.98    3.55     0.76   10.26      1.32  102.39    1.33
Diversified Strategy(11)                         7.66     7.42    1.06   13.45    4.39     1.08   14.26      0.75  131.45    1.06
Retail Banking Strategy(4)                       8.35     8.13    0.11    2.30    0.71     0.04    1.83      0.90  204.06    0.92
Companies Issuing Dividends(257)                13.40    13.14    0.70    5.97    3.60     0.92    7.91      0.68  129.66    0.77
Companies Without Dividends(45)                 10.89    10.76    0.34    2.91    1.25     0.48    4.99      0.97  144.59    1.02
Equity/Assets less than 6%(23)                   4.96     4.66    0.37    7.44    3.01     0.56   11.42      1.11  101.26    1.04
Equity/Assets 6-12%(141)                         8.62     8.28    0.57    6.71    3.48     0.76    8.96      0.78  130.15    0.90
Equity/Assets greater than 12%(138)             18.48    18.33    0.77    4.17    3.14     0.99    5.51      0.59  137.51    0.67
Converted Last 3 Mths (no MHC)(3)               17.02    17.02    0.36    1.66    1.42     0.46    2.33      0.92  112.16    0.84
Actively Traded Companies(41)                    8.67     8.42    0.74    8.81    4.06     0.96   12.12      0.77  137.72    0.95
Market Value Below $20 Million(51)              14.60    14.58    0.54    3.39    2.71     0.79    5.44      0.75  118.46    0.68
Holding Company Structure(267)                  13.54    13.32    0.64    5.29    3.21     0.86    7.23      0.70  126.94    0.79
Assets Over $1 Billion(60)                       7.77     7.24    0.62    8.15    3.56     0.81   11.02      0.86  109.60    0.97
Assets $500 Million-$1 Billion(50)              10.37    10.04    0.65    6.59    3.49     0.80    8.08      0.68  174.99    0.97
Assets $250-$500 Million(65)                    11.54    11.24    0.61    5.41    3.34     0.84    7.59      0.66  121.40    0.72
Assets less than $250 Million(127)              17.14    17.09    0.68    4.08    3.04     0.91    5.68      0.69  129.61    0.69
Goodwill Companies(124)                          9.10     8.50    0.62    7.11    3.65     0.79    9.20      0.80  113.09    0.88
Non-Goodwill Companies(177)                     15.72    15.72    0.66    4.50    3.03     0.90    6.36      0.66  144.10    0.74
Acquirors of FSLIC Cases(10)                     7.05     6.62    0.60    8.18    3.85     0.85   12.30      1.17   56.89    0.81
                                                            Pricing Ratios                      Dividend Data(6)
                                               ----------------------------------------     -----------------------
                                                                        Price/  Price/        Ind.   Divi-
                                                Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                          Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                          ------- ------- ------- ------- --------     ------- ------- -------
                                                  (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
Market Averages. SAIF-Insured Thrifts(no MHCs)
----------------------------------------------

SAIF-Insured Thrifts(302)                        22.53  150.65   18.42  156.28   19.55         0.37    1.62   36.08
NYSE Traded Companies(10)                        19.57  202.25   15.03  214.89   17.52         0.43    1.05   21.72
AMEX Traded Companies(16)                        24.32  123.07   18.63  124.34   18.51         0.32    1.90   44.73
NASDAQ Listed OTC Companies(276)                 22.54  150.45   18.54  156.09   19.69         0.37    1.63   36.42
California Companies(21)                         23.06  166.97   11.63  175.09   18.93         0.15    0.47   12.64
Florida Companies(5)                             18.92  177.53   22.17  199.81   23.30         0.24    0.77   14.53
Mid-Atlantic Companies(60)                       22.94  150.65   16.47  157.40   18.53         0.39    1.52   36.79
Mid-West Companies(144)                          22.23  145.36   19.07  148.91   19.63         0.36    1.72   36.16
New England Companies(9)                         23.87  174.82   13.22  191.40   20.77         0.50    1.59   46.81
North-West Companies(8)                          21.62  172.17   24.70  180.66   21.23         0.35    1.36   32.14
South-East Companies(42)                         22.68  151.79   22.76  156.28   20.15         0.46    2.07   46.66
South-West Companies(7)                          22.80  136.54   13.64  144.75   19.11         0.33    1.50   50.84
Western Companies (Excl CA)(6)                   23.79  147.84   21.97  154.82   21.11         0.57    2.60   56.47
Thrift Strategy(240)                             22.84  143.09   19.32  147.42   19.72         0.39    1.74   38.63
Mortgage Banker Strategy(37)                     21.76  183.17   13.32  198.88   19.08         0.31    1.12   29.03
Real Estate Strategy(10)                         16.85  180.29   12.94  183.63   17.86         0.13    0.65   12.64
Diversified Strategy(11)                         21.82  225.17   22.16  233.50   17.21         0.47    1.48   31.63
Retail Banking Strategy(4)                       22.82  140.47   11.04  144.69   22.17         0.20    1.20   18.35
Companies Issuing Dividends(257)                 22.46  151.12   18.83  157.04   19.48         0.43    1.88   41.89
Companies Without Dividends(45)                  23.35  147.70   15.85  151.47   20.28         0.00    0.00    0.00
Equity/Assets less than 6%(23)                   22.17  205.52   11.23  221.34   19.03         0.23    0.82   19.26
Equity/Assets 6-12%(141)                         21.85  165.44   14.43  173.59   17.78         0.39    1.44   34.06
Equity/Assets greater than 12%(138)              23.46  129.05   23.28  130.86   21.50         0.38    1.91   41.95
Converted Last 3 Mths (no MHC)(3)                27.44  120.78   20.63  120.78   27.44         0.06    0.46    0.00
Actively Traded Companies(41)                    22.18  196.59   16.47  206.27   17.60         0.50    1.59   32.55
Market Value Below $20 Million(51)               23.67  121.28   17.40  121.64   21.68         0.34    1.86   43.48
Holding Company Structure(267)                   23.03  148.27   18.86  153.43   19.71         0.38    1.67   37.32
Assets Over $1 Billion(60)                       21.60  194.30   15.65  211.60   18.65         0.43    1.22   30.20
Assets $500 Million-$1 Billion(50)               22.05  165.07   16.85  171.18   19.16         0.35    1.47   36.14
Assets $250-$500 Million(65)                     22.73  150.27   16.89  155.63   18.66         0.38    1.61   34.79
Assets less than $250 Million(127)               23.15  127.28   20.99  127.97   20.64         0.35    1.86   40.44
Goodwill Companies(124)                          21.83  169.55   15.20  183.51   18.66         0.39    1.44   33.04
Non-Goodwill Companies(177)                      23.11  137.88   20.57  137.88   20.24         0.36    1.75   38.63
Acquirors of FSLIC Cases(10)                     21.68  201.18   13.65  217.39   17.95         0.41    1.28   21.18


(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of October 29, 1997

                                                                Key Financial Ratios                       Asset Quality Ratios
                                              --------------------------------------------------------    -----------------------
                                                       Tang.      Reported Earnings     Core Earnings
                                              Equity/ Equity/  ----------------------  ---------------      NPAs   Resvs/  Resvs/
Financial Institution                         Assets  Assets   ROA(5)  ROE(5)  ROI(5)   ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                         ------- ------- ------- ------- -------  ------- -------    ------- ------- -------
                                                (%)     (%)     (%)     (%)     (%)      (%)     (%)        (%)     (%)     (%)
Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------

BIF-Insured Thrifts(62)                        11.87    11.48    1.13   11.04    5.99     1.13   10.89       0.77  168.87    1.41
NYSE Traded Companies(2)                        7.79     5.41    0.81   10.26    4.72     0.87   11.57       1.95   40.15    1.04
AMEX Traded Companies(6)                       11.89    11.10    0.74    7.96    3.75     0.74    8.05       0.94  219.74    1.24
NASDAQ Listed OTC Companies(54)                12.04    11.79    1.19   11.47    6.33     1.20   11.23       0.68  167.51    1.45
California Companies(2)                         9.04     9.01    1.25   12.98    6.97     1.21   12.56       1.06   88.91    1.57
Mid-Atlantic Companies(15)                     11.42    10.75    0.83    8.45    4.10     0.92    9.05       0.78  164.09    1.30
Mid-West Companies(2)                          25.06    23.63    0.43    1.59    1.68     0.66    2.42       0.56   57.14    0.57
New England Companies(34)                       9.05     8.74    1.29   13.86    7.57     1.24   13.22       0.85  176.33    1.64
North-West Companies(4)                        12.39    12.00    1.21   10.51    5.29     1.18   10.24       0.18  215.39    1.04
South-East Companies(5)                        27.80    27.80    1.14    4.44    3.32     1.23    4.76       0.63  179.97    0.75
Thrift Strategy(44)                            12.92    12.50    1.12    9.98    5.85     1.13    9.77       0.81  167.04    1.34
Mortgage Banker Strategy(7)                     9.11     8.86    0.88   11.23    4.85     1.01   12.29       0.48  161.50    1.31
Real Estate Strategy(6)                         9.48     9.46    1.55   16.05    8.00     1.41   14.63       1.06   88.91    1.62
Diversified Strategy(5)                         6.77     6.23    1.23   17.82    7.55     1.21   17.47       0.80  259.29    2.08
Companies Issuing Dividends(52)                12.01    11.59    1.04   10.51    5.24     1.05   10.34       0.72  177.51    1.35
Companies Without Dividends(10)                10.93    10.71    1.73   15.26   11.13     1.74   15.26       1.09  103.21    1.88
Equity/Assets less than 6%(5)                   5.45     5.32    0.97   17.28    6.36     0.87   15.48       0.99   93.78    1.54
Equity/Assets 6-12%(42)                         8.70     8.21    1.22   13.02    7.08     1.20   12.82       0.85  159.83    1.53
Equity/Assets greater than 12%(15)             22.10    21.90    0.92    4.15    2.98     1.03    4.63       0.52  210.07    1.05
Actively Traded Companies(18)                   8.96     8.52    1.21   13.86    6.86     1.16   13.27       0.72  146.17    1.52
Market Value Below $20 Million(5)              23.78    23.42    1.68    2.96   10.08     1.88    4.26       1.40   56.62    1.19
Holding Company Structure(41)                  13.19    12.83    1.17   10.26    5.89     1.19   10.26       0.72  170.65    1.48
Assets Over $1 Billion(14)                      9.24     8.53    1.09   12.79    5.57     1.13   13.07       0.81  158.28    1.46
Assets $500 Million-$1 Billion(16)              9.48     8.95    1.16   12.71    6.52     1.12   12.15       0.73  153.76    1.45
Assets $250-$500 Million(15)                   11.14    10.98    1.00   10.39    5.18     0.98   10.14       0.68  195.95    1.66
Assets less than $250 Million(17)              17.55    17.41    1.26    8.01    6.55     1.30    8.01       0.85  164.22    1.09
Goodwill Companies(29)                          9.34     8.52    0.94   11.24    5.50     0.96   11.16       0.90  138.50    1.46
Non-Goodwill Companies(33)                     14.14    14.14    1.29   10.85    6.42     1.30   10.64       0.67  195.28    1.36
                                                            Pricing Ratios                      Dividend Data(6)
                                               -----------------------------------------     -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- -------      ------- ------- -------
                                                  (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------

BIF-Insured Thrifts(62)                           16.55  178.81   19.54  186.19   17.53         0.49    1.70   29.54
NYSE Traded Companies(2)                          21.32  220.01   16.78  246.23   19.12         0.58    1.09   22.49
AMEX Traded Companies(6)                          14.57  152.07   20.84  181.79   15.44         0.61    2.12   34.16
NASDAQ Listed OTC Companies(54)                   16.41  179.91   19.50  185.38   17.55         0.47    1.67   29.54
California Companies(2)                           14.36  176.12   15.72  176.47   14.87         0.00    0.00    0.00
Mid-Atlantic Companies(15)                        19.88  183.44   19.11  194.79   19.57         0.50    1.67   36.98
Mid-West Companies(2)                              0.00   97.89   24.53  103.82    0.00         0.00    0.00    0.00
New England Companies(34)                         14.54  187.91   17.14  195.59   15.55         0.53    1.85   28.56
North-West Companies(4)                           20.07  190.62   21.99  195.62   20.83         0.31    1.52   28.50
South-East Companies(5)                           22.29  124.14   33.83  124.14   24.92         0.68    1.97   40.74
Thrift Strategy(44)                               17.12  171.79   20.10  178.50   18.15         0.53    1.80   32.94
Mortgage Banker Strategy(7)                       17.29  197.18   19.68  203.43   17.86         0.43    1.53   22.70
Real Estate Strategy(6)                           12.89  185.65   17.55  185.88   13.83         0.17    0.87    8.62
Diversified Strategy(5)                           13.72  224.54   15.01  243.62   14.22         0.47    1.52   22.26
Companies Issuing Dividends(52)                   17.49  179.82   20.00  188.14   18.51         0.56    1.94   34.46
Companies Without Dividends(10)                   10.45  172.08   16.41  173.34   10.64         0.00    0.00    0.00
Equity/Assets less than 6%(5)                     16.59  253.38   13.80  259.30   19.19         0.18    0.97   16.79
Equity/Assets 6-12%(42)                           15.63  189.90   17.02  200.09   15.95         0.56    1.84   29.49
Equity/Assets greater than 12%(15)                21.90  129.01   27.86  130.55   22.91         0.40    1.53   34.81
Actively Traded Companies(18)                     15.30  189.66   16.56  201.05   16.11         0.57    1.94   29.72
Market Value Below $20 Million(5)                  3.06  117.69   27.04  119.18   17.66         0.18    0.99   18.71
Holding Company Structure(41)                     16.81  173.28   21.13  182.64   17.72         0.51    1.77   30.27
Assets Over $1 Billion(14)                        17.75  214.29   20.29  225.65   18.33         0.56    1.71   29.33
Assets $500 Million-$1 Billion(16)                15.35  180.67   16.57  196.51   16.43         0.54    1.78   27.76
Assets $250-$500 Million(15)                      16.92  174.63   18.16  178.04   16.97         0.40    1.62   29.13
Assets less than $250 Million(17)                 16.49  150.29   23.32  151.68   18.60         0.46    1.67   32.19
Goodwill Companies(29)                            17.23  183.12   16.90  199.58   18.17         0.52    1.71   28.75
Non-Goodwill Companies(33)                        15.90  175.10   21.92  175.10   16.94         0.46    1.69   30.29


(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of October 29, 1997

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(20)                     11.79    11.61    0.52    4.52    1.74       0.79    7.08       0.52  131.13    0.72
BIF-Insured Thrifts(3)                       10.59    10.59    0.84    8.63    3.09       0.79    7.86       1.78   94.70    1.42
NASDAQ Listed OTC Companies(23)              11.59    11.44    0.57    5.20    1.96       0.79    7.21       0.69  126.27    0.85
Florida Companies(3)                          9.81     9.78    0.47    4.51    2.02       0.72    6.92       0.34   62.82    0.29
Mid-Atlantic Companies(11)                   11.61    11.35    0.53    4.88    1.78       0.74    6.93       0.84  147.72    0.98
Mid-West Companies(7)                        12.89    12.87    0.58    4.42    1.86       0.91    7.31       0.50  100.65    0.52
New England Companies(1)                      8.48     8.47    1.13   13.74    4.18       0.83   10.18       0.76  146.25    1.66
Thrift Strategy(22)                          11.77    11.62    0.54    4.70    1.83       0.79    7.04       0.68  124.84    0.80
Diversified Strategy(1)                       8.48     8.47    1.13   13.74    4.18       0.83   10.18       0.76  146.25    1.66
Companies Issuing Dividends(22)              11.58    11.42    0.58    5.29    1.96       0.80    7.31       0.71  124.71    0.81
Companies Without Dividends(1)               11.73    11.73    0.43    3.71    2.07       0.65    5.56       0.45  148.08    1.37
Equity/Assets 6-12%(17)                       9.97     9.77    0.51    5.23    1.92       0.72    7.41       0.78   90.89    0.95
Equity/Assets greater than 12%(6)            17.28    17.28    0.81    5.11    2.12       1.04    6.51       0.31  267.78    0.50
Actively Traded Companies(1)                  9.42     8.40    0.58    6.17    1.85       0.91    9.77       0.68   83.02    1.06
Holding Company Structure(2)                 10.58    10.07    0.83    7.80    3.08       0.94    9.11       0.68   83.02    0.87
Assets Over $1 Billion(5)                     8.85     8.21    0.72    8.18    2.32       0.84    9.29       0.72   94.83    1.14
Assets $500 Million-$1 Billion(3)             9.81     9.78    0.47    4.51    2.02       0.72    6.92       0.34   62.82    0.29
Assets $250-$500 Million(5)                  11.28    11.25    0.53    4.59    1.83       0.86    7.83       0.33  281.71    0.43
Assets less than $250 Million(10)            13.31    13.31    0.54    4.23    1.84       0.77    6.15       0.88   86.69    0.92
Goodwill Companies(8)                         8.68     8.23    0.61    7.00    2.21       0.78    8.78       0.57  104.54    0.90
Non-Goodwill Companies(15)                   13.05    13.05    0.55    4.30    1.84       0.80    6.43       0.77  140.76    0.82
MHC Institutions(23)                         11.59    11.44    0.57    5.20    1.96       0.79    7.21       0.69  126.27    0.85
                                                             Pricing Ratios                      Dividend Data(6)
                                               -----------------------------------------     -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- -------      ------- ------- -------
                                                  (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(20)                           0.00  225.33   27.88  217.72   27.52         0.56    1.95   48.11
BIF-Insured Thrifts(3)                            23.57  286.53   30.13  286.63   25.92         0.47    1.54   40.55
NASDAQ Listed OTC Companies(23)                   23.57  236.80   28.26  231.50   26.72         0.55    1.88   45.59
Florida Companies(3)                               0.00  217.19   21.39  217.97    0.00         0.90    3.03    0.00
Mid-Atlantic Companies(11)                        23.23  236.50   29.47  224.54   25.92         0.39    1.28   37.06
Mid-West Companies(7)                              0.00  231.60   29.07  232.02   27.52         0.68    2.56   70.59
New England Companies(1)                          23.92  304.49   25.83  304.77    0.00         0.76    2.29   54.68
Thrift Strategy(22)                               23.23  232.29   28.40  226.27   26.72         0.53    1.86   43.77
Diversified Strategy(1)                           23.92  304.49   25.83  304.77    0.00         0.76    2.29   54.68
Companies Issuing Dividends(22)                   23.57  240.66   28.68  235.26   26.72         0.58    2.00   54.70
Companies Without Dividends(1)                     0.00  178.89   20.98  178.89    0.00         0.00    0.00    0.00
Equity/Assets 6-12%(17)                           23.57  242.69   25.71  236.00   26.72         0.49    1.60   45.59
Equity/Assets greater than 12%(6)                  0.00  219.15   37.17  219.15    0.00         0.74    2.88    0.00
Actively Traded Companies(1)                       0.00  320.20   30.17    0.00    0.00         0.48    1.23   66.67
Holding Company Structure(2)                      23.23  265.49   27.45  210.79   25.92         0.38    1.18   46.54
Assets Over $1 Billion(5)                         23.92  312.34   30.60  304.77    0.00         0.55    1.42   58.84
Assets $500 Million-$1 Billion(3)                  0.00  217.19   21.39  217.97    0.00         0.90    3.03    0.00
Assets $250-$500 Million(5)                        0.00  245.71   27.53  246.41   27.52         0.62    2.04   70.59
Assets less than $250 Million(10)                 23.23  221.41   28.98  221.41   25.92         0.44    1.78   13.21
Goodwill Companies(8)                             23.92  268.68   26.65  252.82   27.52         0.60    1.77   61.78
Non-Goodwill Companies(15)                        23.23  226.18   29.06  226.18   25.92         0.52    1.94   13.21
MHC Institutions(23)                              23.57  236.80   28.26  231.50   26.72         0.55    1.88   45.59


(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of October 29, 1997

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs   Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)       (%)     (%)     (%)
NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA             4.17     3.55    0.39    9.67    3.37       0.63   15.46       1.86   43.81    1.22
CSA   Coast Savings Financial of CA           4.92     4.86    0.21    4.29    1.66       0.53   10.75       1.23   75.26    1.37
CFB   Commercial Federal Corp. of NE          6.00     5.33    0.64   10.99    4.27       0.91   15.57       0.88   75.40    0.90
DME   Dime Bancorp, Inc. of NY*               5.27     5.03    0.56   10.54    4.37       0.71   13.40       1.02   51.61    0.81
DSL   Downey Financial Corp. of CA            6.93     6.84    0.44    5.82    3.23       0.73    9.68       0.95   55.50    0.58
FED   FirstFed Fin. Corp. of CA               4.83     4.77    0.29    6.20    3.14       0.53   11.35       1.20  164.50    2.50
GSB   Glendale Fed. Bk, FSB of CA             5.53     4.92    0.26    4.72    2.26       0.61   11.06       1.36   70.96    1.30
GDW   Golden West Fin. Corp. of CA            6.37     6.37    1.02   16.09    7.79       1.24   19.60       1.18   47.96    0.67
GPT   GreenPoint Fin. Corp. of NY*           10.31     5.80    1.06    9.98    5.06       1.03    9.74       2.88   28.68    1.26
JSB   JSB Financial, Inc. of NY              22.85    22.85    1.80    8.14    5.76       1.71    7.72        NA      NA     0.61
NYB   New York Bancorp, Inc. of NY            5.08     5.08    1.38   26.74    5.81       1.62   31.42        NA      NA     0.92
WES   Westcorp Inc. of Orange CA              9.05     9.02    0.88    9.12    5.94       0.43    4.52       0.76  121.54    1.78


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares of LA*             17.43    17.43    0.50    3.67    2.07       0.50    3.67       0.52  190.96    1.35
ANE   Alliance Bancorp of New Englan*         6.94     6.74    0.75   11.37    6.68       0.78   11.89       2.13   54.09    1.87
BKC   American Bank of Waterbury CT*          8.28     7.95    1.28   15.40    7.05       1.09   13.18       1.77   48.58    1.48
BFD   BostonFed Bancorp of MA                 8.79     8.49    0.51    5.08    3.78       0.66    6.58        NA      NA     0.76
CFX   CFX Corp of NH*                         7.44     6.97    0.93   11.47    2.40       1.12   13.77       0.42  179.69    1.10
CNY   Carver Bancorp, Inc. of NY              8.35     8.01   -0.44   -4.95   -5.86       0.01    0.07       1.37   42.60    1.02
CBK   Citizens First Fin.Corp. of IL         14.08    14.08    0.29    1.95    1.58       0.58    3.84       0.59   37.65    0.26
ESX   Essex Bancorp of VA(8)                  0.27     0.17   -0.03  -16.67   -0.90       0.03   16.67       2.63   42.63    1.34
FCB   Falmouth Co-Op Bank of MA*             23.88    23.88    0.84    3.43    2.55       0.79    3.23       0.07  806.45    0.98
FAB   FirstFed America Bancorp of MA         12.16    12.16   -0.20   -2.35   -1.06       0.47    5.61       0.39  259.57    1.16
GAF   GA Financial Corp. of PA               15.17    15.01    0.99    5.25    4.24       1.27    6.70       0.24   63.36    0.41
KNK   Kankakee Bancorp of IL                 11.09    10.42    0.66    6.35    5.08       0.82    7.92       0.94   67.06    0.92
KYF   Kentucky First Bancorp of KY           16.58    16.58    0.87    4.64    4.30       1.12    6.00       0.07  630.51    0.75
MBB   MSB Bancorp of Middletown NY*           7.39     3.63    0.17    2.40    1.77       0.18    2.55       0.71   38.66    0.63
PDB   Piedmont Bancorp of NC                 16.63    16.63   -0.42   -1.94   -1.73       0.66    3.07       0.89   75.98    0.81
SSB   Scotland Bancorp of NC                 37.02    37.02    1.41    3.88    4.80       1.72    4.72        NA      NA     0.50
SZB   SouthFirst Bancshares of AL            14.00    14.00   -0.03   -0.19   -0.16       0.23    1.62       0.75   39.15    0.40
SRN   Southern Banc Company of AL            17.01    16.83    0.14    0.79    0.70       0.50    2.84        NA      NA     0.21
SSM   Stone Street Bancorp of NC             28.85    28.85    1.43    4.18    3.95       1.71    5.02       0.27  187.50    0.62
TSH   Teche Holding Company of LA            13.14    13.14    0.69    5.03    3.85       0.96    6.96       0.27  304.97    0.96
FTF   Texarkana Fst. Fin. Corp of AR         15.70    15.70    1.41    8.40    5.04       1.74   10.38       0.46  145.12    0.79
THR   Three Rivers Fin. Corp. of MI          13.46    13.41    0.57    4.02    3.47       0.82    5.83       1.15   44.56    0.78
WSB   Washington SB, FSB of MD                8.30     8.30    0.50    6.00    4.00       0.73    8.80        NA      NA     0.92


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN             8.26     8.09    0.31    3.80    3.35       0.13    1.63       1.30   34.59    0.65
AFED  AFSALA Bancorp, Inc. of NY             13.47    13.47    0.79    6.46    4.21       0.79    6.46       0.45  150.77    1.43
ALBK  ALBANK Fin. Corp. of Albany NY          9.20     8.04    0.85    9.19    5.01       1.04   11.28       0.94   75.89    0.97
AMFC  AMB Financial Corp. of IN              14.95    14.95    0.73    4.14    3.94       0.81    4.57       0.81   49.41    0.53
ASBP  ASB Financial Corp. of OH              15.75    15.75    0.60    3.24    2.92       0.86    4.66       1.02   71.62    1.09
ABBK  Abington Savings Bank of MA*            6.92     6.23    0.82   12.05    6.70       0.73   10.71       0.20  211.97    0.69
AABC  Access Anytime Bancorp of NM            7.44     7.44   -0.50   -8.75   -5.29      -0.12   -2.14       1.60   29.31    0.92
AFBC  Advance Fin. Bancorp of WV             15.43    15.43    0.56    4.60    2.91       0.85    6.94       0.58   60.53    0.43
AADV  Advantage Bancorp of WI                 9.21     8.62    0.40    4.49    2.31       0.89    9.94       0.44  128.03    1.01
AFCB  Affiliated Comm BC, Inc of MA           9.78     9.72    0.96    9.75    5.22       1.09   11.16       0.34  218.65    1.18
ALBC  Albion Banc Corp. of Albion NY          8.73     8.73    0.11    1.14    0.92       0.38    4.07       0.72   53.94    0.54
ABCL  Allied Bancorp of IL                    8.91     8.79    0.52    5.89    2.38       0.76    8.60       0.21  187.41    0.54
ATSB  AmTrust Capital Corp. of IN            10.33    10.23    0.18    1.81    1.80       0.30    2.96       2.20   33.49    1.03
                                                             Pricing Ratios                      Dividend Data(6)
                                               -----------------------------------------     -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- -------      ------- ------- -------
                                                  (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA                 29.69  288.66   12.03  338.70   18.58         0.88    1.45   43.14
CSA   Coast Savings Financial of CA                 NM   248.90   12.25  252.15   24.12         0.00    0.00    0.00
CFB   Commercial Federal Corp. of NE              23.44  242.20   14.54  273.04   16.54         0.28    0.59   13.73
DME   Dime Bancorp, Inc. of NY*                   22.90  234.67   12.38  246.23   18.01         0.16    0.65   14.95
DSL   Downey Financial Corp. of CA                  NM   174.56   12.10  176.99   18.62         0.32    1.20   37.21
FED   FirstFed Fin. Corp. of CA                     NM   188.19    9.09  190.38   17.39         0.00    0.00    0.00
GSB   Glendale Fed. Bk, FSB of CA                   NM   196.96   10.89  221.52   18.92         0.00    0.00    0.00
GDW   Golden West Fin. Corp. of CA                12.84  197.27   12.57  197.27   10.54         0.44    0.51    6.53
GPT   GreenPoint Fin. Corp. of NY*                19.74  205.34   21.17     NM    20.23         1.00    1.52   30.03
JSB   JSB Financial, Inc. of NY                   17.37  136.12   31.11  136.12   18.30         1.40    2.91   50.54
NYB   New York Bancorp, Inc. of NY                17.22     NM    22.36     NM    14.66         0.60    1.74   30.00
WES   Westcorp Inc. of Orange CA                  16.84  147.40   13.34  147.86     NM          0.40    2.14   36.04


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares of LA*                    NM   136.23   23.74  136.23     NM          0.36    1.58     NM
ANE   Alliance Bancorp of New Englan*             14.97  156.79   10.88  161.36   14.33         0.20    1.20   18.02
BKC   American Bank of Waterbury CT*              14.18  204.47   16.94  213.01   16.56         1.44    3.25   46.01
BFD   BostonFed Bancorp of MA                     26.44  135.84   11.94  140.56   20.42         0.28    1.36   35.90
CFX   CFX Corp of NH*                               NM      NM    32.25     NM      NM          0.88    3.52     NM
CNY   Carver Bancorp, Inc. of NY                    NM    84.53    7.06   88.13     NM          0.00    0.00     NM
CBK   Citizens First Fin.Corp. of IL                NM   128.49   18.09  128.49     NM          0.00    0.00    0.00
ESX   Essex Bancorp of VA(8)                        NM      NM     3.09     NM      NM          0.00    0.00     NM
FCB   Falmouth Co-Op Bank of MA*                    NM   132.27   31.59  132.27     NM          0.20    0.98   38.46
FAB   FirstFed America Bancorp of MA                NM   139.34   16.95  139.34     NM          0.00    0.00     NM
GAF   GA Financial Corp. of PA                    23.59  132.24   20.07  133.64   18.50         0.48    2.54   60.00
KNK   Kankakee Bancorp of IL                      19.67  119.86   13.29  127.53   15.78         0.48    1.51   29.63
KYF   Kentucky First Bancorp of KY                23.28  120.86   20.04  120.86   18.00         0.50    3.70     NM
MBB   MSB Bancorp of Middletown NY*                 NM   130.59    9.65  266.09     NM          0.60    2.17     NM
PDB   Piedmont Bancorp of NC                        NM   148.25   24.65  148.25     NM          0.40    3.64     NM
SSB   Scotland Bancorp of NC                      20.82   79.02   29.26   79.02   17.13         0.30    2.82   58.82
SZB   SouthFirst Bancshares of AL                   NM   119.86   16.78  119.86     NM          0.50    2.60     NM
SRN   Southern Banc Company of AL                   NM   118.31   20.12  119.54     NM          0.35    2.03     NM
SSM   Stone Street Bancorp of NC                  25.31  125.54   36.22  125.54   21.09         0.45    2.22   56.25
TSH   Teche Holding Company of LA                 25.96  130.39   17.14  130.39   18.75         0.50    2.47   64.10
FTF   Texarkana Fst. Fin. Corp of AR              19.85  172.99   27.16  172.99   16.05         0.56    2.15   42.75
THR   Three Rivers Fin. Corp. of MI               28.82  114.99   15.48  115.44   19.86         0.40    2.24   64.52
WSB   Washington SB, FSB of MD                    25.00  148.51   12.33  148.51   17.05         0.10    1.33   33.33


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN                 29.83  110.01    9.08  112.31     NM          0.40    1.13   33.61
AFED  AFSALA Bancorp, Inc. of NY                  23.78  132.29   17.82  132.29   23.78         0.16    0.82   19.51
ALBK  ALBANK Fin. Corp. of Albany NY              19.98  177.67   16.35  203.24   16.28         0.72    1.57   31.44
AMFC  AMB Financial Corp. of IN                   25.38  114.65   17.14  114.65   22.95         0.28    1.67   42.42
ASBP  ASB Financial Corp. of OH                     NM   129.93   20.46  129.93   23.88         0.40    2.99     NM
ABBK  Abington Savings Bank of MA*                14.93  172.18   11.92  191.17   16.80         0.40    1.24   18.52
AABC  Access Anytime Bancorp of NM                  NM   130.17    9.69  130.17     NM          0.00    0.00     NM
AFBC  Advance Fin. Bancorp of WV                    NM   117.61   18.14  117.61   22.73         0.32    1.83   62.75
AADV  Advantage Bancorp of WI                       NM   189.33   17.45  202.50   19.57         0.40    0.73   31.50
AFCB  Affiliated Comm BC, Inc of MA               19.16  177.34   17.34  178.32   16.74         0.60    2.06   39.47
ALBC  Albion Banc Corp. of Albion NY                NM   122.08   10.66  122.08     NM          0.32    1.09     NM
ABCL  Allied Bancorp of IL                          NM   164.23   14.63  166.36   28.79         0.44    1.72   72.13
ATSB  AmTrust Capital Corp. of IN                   NM    97.74   10.10   98.72     NM          0.20    1.44     NM

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of October 29, 1997

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
AHCI  Ambanc Holding Co., Inc. of NY*        12.94    12.94   -0.59   -4.26   -4.06      -0.62   -4.45       0.63  124.04    1.40
ASBI  Ameriana Bancorp of IN                 10.96    10.95    0.61    5.52    3.80       0.85    7.73       0.40   71.19    0.38
AFFFZ America First Fin. Fund of CA(8)        8.44     8.34    1.49   19.31   12.74       1.83   23.69       0.40   81.55    0.49
ANBK  American Nat'l Bancorp of MD(8)         8.97     8.97    0.28    2.90    1.84       0.65    6.74       0.74  102.82    1.17
ABCW  Anchor Bancorp Wisconsin of WI          6.22     6.11    0.75   12.07    5.37       0.96   15.50        NA      NA     1.44
ANDB  Andover Bancorp, Inc. of MA*            8.06     8.06    1.10   13.91    7.19       1.13   14.35       0.91  107.23    1.33
ASFC  Astoria Financial Corp. of NY           7.82     6.57    0.56    7.09    3.82       0.79   10.12       0.47   38.97    0.43
AVND  Avondale Fin. Corp. of IL               9.12     9.12   -0.49   -5.19   -4.93      -1.51  -16.06       1.11   86.78    1.65
BKCT  Bancorp Connecticut of CT*             10.25    10.25    1.32   12.65    5.62       1.24   11.88       1.04  118.74    2.00
BPLS  Bank Plus Corp. of CA                   5.06     5.06   -0.26   -5.31   -3.76       0.02    0.46       2.88   58.99    2.11
BWFC  Bank West Fin. Corp. of MI             14.52    14.52    0.64    3.91    2.59       0.57    3.47       0.28   51.72    0.20
BANC  BankAtlantic Bancorp of FL              5.62     4.62    0.89   14.85    7.03       0.65   10.91       0.92  108.06    1.42
BKUNA BankUnited SA of FL                     3.72     3.02    0.21    4.55    2.20       0.34    7.54       0.66   26.19    0.21
BVCC  Bay View Capital Corp. of CA            6.34     5.32    0.39    6.35    3.35       0.63   10.37        NA      NA     1.62
FSNJ  Bayonne Banchsares of NJ               14.42    14.42   -0.35   -2.42   -1.94      -0.06   -0.40       1.22   43.59    1.36
BFSB  Bedford Bancshares of VA               14.16    14.16    1.01    6.98    4.65       1.29    8.94       0.60   79.85    0.56
BFFC  Big Foot Fin. Corp. of IL              16.98    16.98    0.05    0.28    0.22       0.42    2.45       0.09  151.52    0.34
BSBC  Branford SB of CT(8)*                   9.28     9.28    1.16   12.75    5.82       1.16   12.75       1.42  141.26    3.06
BYFC  Broadway Fin. Corp. of CA              10.01    10.01   -0.14   -1.23   -1.46       0.21    1.88       2.06   39.74    1.01
CBES  CBES Bancorp of MO                     17.58    17.58    0.91    5.54    4.28       1.11    6.80       1.14   37.68    0.48
CCFH  CCF Holding Company of GA              11.68    11.68    0.05    0.30    0.25       0.07    0.42       0.18  325.68    0.72
CENF  CENFED Financial Corp. of CA            5.20     5.19    0.51   10.02    4.68       0.73   14.29       0.97   76.38    1.07
CFSB  CFSB Bancorp of Lansing MI              7.62     7.62    0.85   10.94    4.40       1.07   13.82       0.17  325.61    0.61
CKFB  CKF Bancorp of Danville KY             23.96    23.96    1.81    7.25    6.59       1.33    5.33       1.26   14.79    0.20
CNSB  CNS Bancorp of MO                      24.94    24.94    0.42    1.70    1.39       0.77    3.13       0.53   72.14    0.58
CSBF  CSB Financial Group Inc of IL*         25.06    23.63    0.43    1.59    1.68       0.66    2.42       0.56   57.14    0.57
CBCI  Calumet Bancorp of Chicago IL          15.50    15.50    1.15    7.22    5.44       1.46    9.16       1.27   96.64    1.55
CAFI  Camco Fin. Corp. of OH                  9.57     8.82    0.82    9.11    4.83       0.92   10.18       0.49   54.74    0.32
CMRN  Cameron Fin. Corp. of MO               21.69    21.69    1.07    4.43    4.05       1.33    5.51       0.73  111.82    0.97
CAPS  Capital Savings Bancorp of MO           8.80     8.80    0.67    7.61    4.49       0.93   10.68       0.31   97.62    0.39
CFNC  Carolina Fincorp of NC*                22.83    22.83    1.14    4.92    3.97       1.09    4.70       0.18  194.17    0.51
CASB  Cascade SB of Everett WA(8)             6.13     6.13    0.35    5.65    3.62       0.52    8.53       0.41  191.64    0.94
CATB  Catskill Fin. Corp. of NY*             25.04    25.04    1.43    5.21    4.76       1.45    5.27       0.47  140.85    1.48
CNIT  Cenit Bancorp of Norfolk VA             7.24     6.65    0.87   12.05    5.77       0.80   11.05       0.51  103.23    0.76
CEBK  Central Co-Op. Bank of MA*             10.45     9.31    0.88    8.78    6.26       0.90    8.90       0.85   97.49    1.21
CENB  Century Bancshares of NC*              30.11    30.11    1.76    5.85    5.15       1.77    5.89       0.13  423.08    0.87
CBSB  Charter Financial Inc. of IL           14.47    12.80    1.13    7.49    4.99       1.59   10.49       0.56  104.84    0.79
COFI  Charter One Financial of OH             6.70     6.28    0.98   14.65    4.69       1.23   18.34       0.27  159.82    0.68
CVAL  Chester Valley Bancorp of PA            8.36     8.36    0.65    7.43    3.38       0.93   10.56       0.53  173.12    1.12
CTZN  CitFed Bancorp of Dayton OH             6.37     5.73    0.58    9.14    4.00       0.82   12.87       0.40  136.26    0.86
CLAS  Classic Bancshares of KY               14.72    12.42    0.55    3.05    2.87       0.77    4.27       0.94   65.45    0.93
CMSB  Cmnwealth Bancorp of PA                 9.63     7.53    0.55    5.29    4.06       0.70    6.73       0.47   85.01    0.71
CBSA  Coastal Bancorp of Houston TX           3.33     2.77    0.25    7.55    4.88       0.44   13.16        NA      NA     0.54
CFCP  Coastal Fin. Corp. of SC                6.17     6.17    0.94   15.22    3.88       1.03   16.67       0.21  436.85    1.15
CMSV  Commty. Svgs, MHC of FL (48.5)         11.24    11.24    0.56    4.87    2.12       0.84    7.28        NA      NA      NA
CFTP  Community Fed. Bancorp of MS           27.46    27.46    1.33    4.15    3.42       1.62    5.07       0.30   91.63    0.46
CFFC  Community Fin. Corp. of VA             13.71    13.71    1.01    7.32    5.93       1.28    9.26       0.39  148.67    0.65
CFBC  Community First Bnkg Co. of GA         15.40    15.19    0.56    3.65    2.89       0.57    3.69       2.02   26.10    0.83
CIBI  Community Inv. Bancorp of OH           12.04    12.04    0.62    5.23    4.27       0.95    8.01       0.53   94.97    0.59
COOP  Cooperative Bk.for Svgs. of NC          7.63     7.63   -0.80  -10.08   -5.63       0.19    2.46       0.21  109.36    0.29
CRZY  Crazy Woman Creek Bncorp of WY         25.81    25.81    1.06    3.69    3.87       1.30    4.52       0.39  136.15    1.04
DNFC  D&N Financial Corp. of MI               5.58     5.52    0.61   10.65    4.38       0.80   14.08       0.35  178.16    0.83
DCBI  Delphos Citizens Bancorp of OH         28.40    28.40    1.46    6.46    4.23       1.46    6.46        NA      NA      NA
DIME  Dime Community Bancorp of NY           14.52    12.51    0.97    6.00    4.53       1.04    6.43        NA      NA     1.39
DIBK  Dime Financial Corp. of CT*             7.96     7.70    1.90   23.26    9.49       1.91   23.34       0.37  353.73    3.21
EGLB  Eagle BancGroup of IL                  11.86    11.86   -0.09   -0.74   -0.65       0.20    1.74        NA      NA     0.73
                                                            Pricing Ratios                      Dividend Data(6)
                                              -----------------------------------------     -----------------------
                                                                        Price/  Price/        Ind.   Divi-
                                                Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                          Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                          ------- ------- ------- ------- -------      ------- ------- -------
                                                  (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
AHCI  Ambanc Holding Co., Inc. of NY*              NM   110.22   14.26  110.22     NM          0.20    1.27     NM
ASBI  Ameriana Bancorp of IN                     26.33  146.40   16.04  146.51   18.81         0.64    3.24     NM
AFFFZ America First Fin. Fund of CA(8)            7.85  140.60   11.87  142.36    6.40         1.60    3.70   29.04
ANBK  American Nat'l Bancorp of MD(8)              NM   160.45   14.39  160.45   23.40         0.12    0.60   32.43
ABCW  Anchor Bancorp Wisconsin of WI             18.63  218.05   13.57  222.25   14.51         0.32    1.11   20.65
ANDB  Andover Bancorp, Inc. of MA*               13.91  182.58   14.71  182.58   13.49         0.68    1.90   26.46
ASFC  Astoria Financial Corp. of NY              26.19  179.60   14.05  213.87   18.35         0.60    1.15   30.15
AVND  Avondale Fin. Corp. of IL                    NM   108.83    9.93  108.83     NM          0.00    0.00     NM
BKCT  Bancorp Connecticut of CT*                 17.79  221.61   22.71  221.61   18.94         1.00    2.61   46.51
BPLS  Bank Plus Corp. of CA                        NM   132.15    6.69  132.29     NM          0.00    0.00     NM
BWFC  Bank West Fin. Corp. of MI                   NM   159.04   23.09  159.04     NM          0.32    1.56   60.38
BANC  BankAtlantic Bancorp of FL                 14.22  202.32   11.37  246.29   19.36         0.13    0.93   13.27
BKUNA BankUnited SA of FL                          NM   173.78    6.47  214.47   27.48         0.00    0.00    0.00
BVCC  Bay View Capital Corp. of CA               29.82  190.63   12.08  227.15   18.25         0.32    1.06   31.68
FSNJ  Bayonne Banchsares of NJ                     NM   124.82   18.00  124.82     NM          0.17    1.37     NM
BFSB  Bedford Bancshares of VA                   21.49  145.83   20.66  145.83   16.78         0.56    2.29   49.12
BFFC  Big Foot Fin. Corp. of IL                    NM   126.36   21.45  126.36     NM          0.00    0.00    0.00
BSBC  Branford SB of CT(8)*                      17.19  208.33   19.34  208.33   17.19         0.08    1.45   25.00
BYFC  Broadway Fin. Corp. of CA                    NM    88.74    8.88   88.74     NM          0.20    1.54     NM
CBES  CBES Bancorp of MO                         23.36  113.15   19.90  113.15   19.05         0.40    2.04   47.62
CCFH  CCF Holding Company of GA                    NM   136.63   15.96  136.63     NM          0.55    2.80     NM
CENF  CENFED Financial Corp. of CA               21.38  202.74   10.55  203.05   14.99         0.36    0.89   18.95
CFSB  CFSB Bancorp of Lansing MI                 22.72  245.62   18.72  245.62   17.99         0.68    2.19   49.64
CKFB  CKF Bancorp of Danville KY                 15.17  112.70   27.00  112.70   20.64         0.50    2.82   42.74
CNSB  CNS Bancorp of MO                            NM   121.29   30.25  121.29     NM          0.24    1.33     NM
CSBF  CSB Financial Group Inc of IL*               NM    97.89   24.53  103.82     NM          0.00    0.00    0.00
CBCI  Calumet Bancorp of Chicago IL              18.38  137.14   21.26  137.14   14.49         0.00    0.00    0.00
CAFI  Camco Fin. Corp. of OH                     20.72  157.75   15.09  171.00   18.55         0.52    2.26   46.85
CMRN  Cameron Fin. Corp. of MO                   24.68  112.05   24.30  112.05   19.85         0.28    1.45   35.90
CAPS  Capital Savings Bancorp of MO              22.26  161.79   14.24  161.79   15.87         0.24    1.32   29.27
CFNC  Carolina Fincorp of NC*                    25.18  124.51   28.42  124.51   26.34         0.24    1.40   35.29
CASB  Cascade SB of Everett WA(8)                27.66  148.06    9.08  148.06   18.31         0.00    0.00    0.00
CATB  Catskill Fin. Corp. of NY*                 21.02  118.50   29.67  118.50   20.78         0.28    1.57   32.94
CNIT  Cenit Bancorp of Norfolk VA                17.33  208.87   15.12  227.43   18.90         1.00    1.54   26.67
CEBK  Central Co-Op. Bank of MA*                 15.97  134.74   14.08  151.32   15.75         0.32    1.39   22.22
CENB  Century Bancshares of NC*                  19.40  112.83   33.97  112.83   19.27         2.00    2.38   46.19
CBSB  Charter Financial Inc. of IL               20.06  153.61   22.22  173.62   14.33         0.32    1.52   30.48
COFI  Charter One Financial of OH                21.31  300.76   20.16  321.14   17.03         1.00    1.69   35.97
CVAL  Chester Valley Bancorp of PA               29.55  210.36   17.58  210.36   20.80         0.42    1.62   47.73
CTZN  CitFed Bancorp of Dayton OH                25.00  212.81   13.55  236.35   17.77         0.36    0.74   18.56
CLAS  Classic Bancshares of KY                     NM   105.73   15.56  125.32   24.90         0.28    1.78   62.22
CMSB  Cmnwealth Bancorp of PA                    24.66  132.65   12.77  169.65   19.35         0.28    1.56   38.36
CBSA  Coastal Bancorp of Houston TX              20.49  149.22    4.97  179.44   11.75         0.48    1.63   33.33
CFCP  Coastal Fin. Corp. of SC                   25.79     NM    22.62     NM    23.56         0.36    1.47   37.89
CMSV  Commty. Svgs, MHC of FL (48.5)               NM   223.06   25.07  223.06     NM          0.90    2.61     NM
CFTP  Community Fed. Bancorp of MS               29.24  139.11   38.20  139.11   23.96         0.30    1.74   50.85
CFFC  Community Fin. Corp. of VA                 16.86  117.97   16.17  117.97   13.32         0.56    2.52   42.42
CFBC  Community First Bnkg Co. of GA               NM   126.34   19.45  128.08     NM          0.60    1.65   57.14
CIBI  Community Inv. Bancorp of OH               23.44  123.66   14.89  123.66   15.31         0.32    2.13   50.00
COOP  Cooperative Bk.for Svgs. of NC               NM   177.38   13.54  177.38     NM          0.00    0.00     NM
CRZY  Crazy Woman Creek Bncorp of WY             25.86  102.25   26.39  102.25   21.13         0.40    2.67   68.97
DNFC  D&N Financial Corp. of MI                  22.82  228.58   12.74  230.92   17.27         0.20    0.80   18.35
DCBI  Delphos Citizens Bancorp of OH             23.67  114.29   32.46  114.29   23.67         0.00    0.00    0.00
DIME  Dime Community Bancorp of NY               22.06  142.99   20.76  165.92   20.59         0.24    1.11   24.49
DIBK  Dime Financial Corp. of CT*                10.54  219.73   17.50  227.15   10.50         0.44    1.49   15.66
EGLB  Eagle BancGroup of IL                        NM   107.25   12.71  107.25     NM          0.00    0.00     NM

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of October 29, 1997

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
EBSI  Eagle Bancshares of Tucker GA           8.30     8.30    0.43    5.14    3.61       0.58    6.99       1.07   63.66    0.95
EGFC  Eagle Financial Corp. of CT             6.87     5.36    0.08    1.09    0.38       0.44    6.19       0.53   87.77    0.86
ETFS  East Texas Fin. Serv. of TX            18.16    18.16    0.31    1.65    1.71       0.63    3.40       0.17  141.97    0.50
EMLD  Emerald Financial Corp of OH            7.58     7.46    0.73    9.44    4.70       0.90   11.66       0.24  116.43    0.36
EIRE  Emerald Island Bancorp, MA(8)*          7.07     7.07    0.85   12.37    4.79       0.89   12.94       0.17  416.26    0.97
EFBC  Empire Federal Bancorp of MT           34.89    34.89    0.83    2.37    2.12       1.09    3.12       0.06  312.50    0.46
EFBI  Enterprise Fed. Bancorp of OH          12.33    12.31    0.70    5.12    3.12       0.79    5.74        NA      NA     0.28
EQSB  Equitable FSB of Wheaton MD             5.04     5.04    0.46    9.09    4.94       0.74   14.50       0.49   36.72    0.26
FCBF  FCB Fin. Corp. of Neenah WI            17.50    17.50    0.92    5.20    2.23       1.09    6.16       0.15  412.16    0.82
FFBS  FFBS Bancorp of Columbus MS            19.23    19.23    1.16    5.96    4.31       1.47    7.53       0.37  118.76    0.62
FFDF  FFD Financial Corp. of OH              24.40    24.40    1.68    6.68    5.09       0.94    3.75       0.07  421.88    0.48
FFLC  FFLC Bancorp of Leesburg FL            13.48    13.48    0.70    4.58    3.01       1.01    6.60       0.18  226.46    0.52
FFFC  FFVA Financial Corp. of VA             13.18    12.90    1.11    7.86    3.76       1.34    9.52       0.18  318.63    0.98
FFWC  FFW Corporation of Wabash IN            9.52     8.58    0.84    8.39    6.05       1.05   10.48       0.16  203.56    0.50
FFYF  FFY Financial Corp. of OH              13.72    13.72    0.90    5.86    4.37       1.27    8.31       0.66   72.24    0.63
FMCO  FMS Financial Corp. of NJ               6.56     6.44    0.69   10.76    5.47       1.02   15.79       1.06   48.50    0.92
FFHH  FSF Financial Corp. of MN              11.35    11.35    0.66    5.25    4.16       0.84    6.65       0.15     NA      NA
FOBC  Fed One Bancorp of Wheeling WV         11.06    10.55    0.68    5.85    4.00       0.97    8.33       0.45   91.97    0.88
FBCI  Fidelity Bancorp of Chicago IL         10.38    10.36    0.55    5.35    3.94       0.78    7.48       0.41   22.74    0.12
FSBI  Fidelity Bancorp, Inc. of PA            6.75     6.75    0.51    7.35    4.50       0.81   11.71       0.43  115.46    1.01
FFFL  Fidelity FSB, MHC of FL (47.7)          8.38     8.31    0.38    4.15    1.91       0.60    6.56       0.34   62.82    0.29
FFED  Fidelity Fed. Bancorp of IN             5.39     5.39    0.05    0.95    0.51       0.30    5.90       0.14  519.24    0.87
FFOH  Fidelity Financial of OH               12.94    11.42    0.70    4.68    3.29       1.02    6.89       0.29  106.38    0.37
FIBC  Financial Bancorp, Inc. of NY           9.36     9.32    0.56    5.77    3.87       1.00   10.23        NA      NA      NA
FBSI  First Bancshares of MO                 13.54    13.52    0.90    6.14    5.24       1.10    7.47       0.67   45.57    0.36
FBBC  First Bell Bancorp of PA                9.83     9.83    1.07    7.64    6.14       1.24    8.87       0.09  116.26    0.13
FBER  First Bergen Bancorp of NJ             14.19    14.19    0.44    2.73    2.08       0.77    4.74       0.83  129.82    2.50
SKBO  First Carnegie,MHC of PA(45.0)         16.45    16.45    0.52    4.42    1.76       0.52    4.42        NA      NA     0.68
FSTC  First Citizens Corp of GA               9.73     7.57    1.96   20.06    7.43       1.93   19.78       1.10  102.20    1.47
FCME  First Coastal Corp. of ME*              9.23     9.23    4.21     NM    32.73       4.08     NM        2.01   85.72    2.52
FFBA  First Colorado Bancorp of Co           12.89    12.72    0.86    6.07    3.96       0.85    5.99       0.20  141.52    0.39
FDEF  First Defiance Fin.Corp. of OH         21.33    21.33    0.75    3.37    2.90       1.02    4.57       0.45   99.07    0.59
FESX  First Essex Bancorp of MA*              6.97     6.06    0.96   13.04    6.56       0.84   11.36        NA      NA     1.43
FFES  First FS&LA of E. Hartford CT           6.43     6.43    0.42    6.82    4.27       0.70   11.21       0.31   87.85    1.44
FFSX  First FS&LA. MHC of IA (46.1)           8.30     8.22    0.42    5.14    2.08       0.74    9.00       0.22  185.09    0.53
BDJI  First Fed. Bancorp. of MN              10.87    10.87    0.30    2.56    1.91       0.63    5.44       0.27  137.04    0.76
FFBH  First Fed. Bancshares of AR            14.97    14.97    0.77    4.84    3.95       1.06    6.63       0.19  119.50    0.30
FTFC  First Fed. Capital Corp. of WI          6.35     5.96    0.74   11.27    4.40       0.86   13.20       0.13  403.99    0.64
FFKY  First Fed. Fin. Corp. of KY            13.69    12.89    1.31    9.50    5.29       1.55   11.24       0.49   94.29    0.53
FFBZ  First Federal Bancorp of OH             7.55     7.54    0.73    9.58    4.49       1.02   13.38       0.53  163.59    1.01
FFCH  First Fin. Holdings Inc. of SC          6.11     6.11    0.57    9.30    3.89       0.84   13.65       1.66   41.99    0.84
FFBI  First Financial Bancorp of IL           8.66     8.66   -0.38   -4.73   -4.42       0.42    5.23       0.41  142.00    0.91
FFHC  First Financial Corp. of WI(8)          7.12     6.94    0.95   13.30    3.80       1.29   18.00       0.26  146.20    0.63
FFHS  First Franklin Corp. of OH              9.02     8.96    0.19    2.14    1.57       0.65    7.20       0.47   90.77    0.64
FGHC  First Georgia Hold. Corp of GA          8.22     7.53    0.66    7.98    3.94       0.51    6.23       3.10   20.52    0.75
FSPG  First Home Bancorp of NJ                6.66     6.55    0.89   13.61    7.05       1.16   17.76       0.64  114.23    1.39
FFSL  First Independence Corp. of KS         10.43    10.43    0.43    3.84    3.19       0.69    6.12       0.87   69.37    0.91
FISB  First Indiana Corp. of IN               9.56     9.44    0.83    8.86    4.88       1.01   10.83        NA      NA     1.70
FKFS  First Keystone Fin. Corp of PA          7.31     7.31    0.54    7.21    4.60       0.77   10.30       1.60   30.58    0.84
FLKY  First Lancaster Bncshrs of KY          32.95    32.95    1.13    3.29    2.98       1.38    3.99       1.93   15.10    0.33
FLFC  First Liberty Fin. Corp. of GA          7.37     6.65    0.88   12.11    5.56       0.72    9.91       0.81  110.00    1.29
CASH  First Midwest Fin. Corp. of IA         11.39    10.09    0.74    6.46    4.94       0.94    8.21       0.85   75.48    0.93
FMBD  First Mutual Bancorp of IL             12.85     9.73    0.10    0.57    0.52       0.31    1.84        NA      NA      NA
FMSB  First Mutual SB of Bellevue WA*         6.83     6.83    1.02   15.30    5.74       1.00   15.00       0.06     NA     1.31
FNGB  First Northern Cap. Corp of WI         11.27    11.27    0.64    5.50    3.20       0.91    7.88       0.08  574.86    0.53
FFPB  First Palm Beach Bancorp of FL          6.57     6.41   -0.03   -0.42   -0.23       0.03    0.37       0.57     NA      NA
                                                             Pricing Ratios                      Dividend Data(6)
                                               -----------------------------------------     -----------------------
                                                                         Price/  Price/       Ind.    Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- -------      ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
EBSI  Eagle Bancshares of Tucker GA               27.73  142.57   11.84  142.57   20.40         0.60    3.38     NM
EGFC  Eagle Financial Corp. of CT                   NM   229.28   15.74  293.68     NM          1.00    1.99     NM
ETFS  East Texas Fin. Serv. of TX                   NM    99.50   18.07   99.50   28.39         0.20    1.01   58.82
EMLD  Emerald Financial Corp of OH                21.30  191.45   14.51  194.48   17.25         0.24    1.39   29.63
EIRE  Emerald Island Bancorp, MA(8)*              20.89  237.65   16.81  237.65   19.97         0.28    0.88   18.42
EFBC  Empire Federal Bancorp of MT                  NM   111.79   39.01  111.79     NM          0.30    1.82     NM
EFBI  Enterprise Fed. Bancorp of OH                 NM   164.68   20.30  164.89   28.53         1.00    3.81     NM
EQSB  Equitable FSB of Wheaton MD                 20.23  172.48    8.69  172.48   12.68         0.00    0.00    0.00
FCBF  FCB Fin. Corp. of Neenah WI                   NM   230.64   40.36  230.64     NM          0.80    2.98     NM
FFBS  FFBS Bancorp of Columbus MS                 23.22  136.59   26.27  136.59   18.38         0.50    2.27   52.63
FFDF  FFD Financial Corp. of OH                   19.64  130.42   31.83  130.42     NM          0.30    1.56   30.61
FFLC  FFLC Bancorp of Leesburg FL                   NM   156.53   21.10  156.53   23.05         0.48    1.35   44.86
FFFC  FFVA Financial Corp. of VA                  26.61  215.59   28.41  220.19   21.95         0.48    1.37   36.36
FFWC  FFW Corporation of Wabash IN                16.53  129.61   12.34  143.88   13.24         0.72    2.30   38.10
FFYF  FFY Financial Corp. of OH                   22.87  147.94   20.29  147.94   16.12         0.80    2.71   62.02
FMCO  FMS Financial Corp. of NJ                   18.27  187.01   12.26  190.38   12.45         0.28    0.98   17.95
FFHH  FSF Financial Corp. of MN                   24.05  133.24   15.12  133.24   19.00         0.50    2.63   63.29
FOBC  Fed One Bancorp of Wheeling WV              25.00  148.83   16.46  156.05   17.55         0.62    2.51   62.63
FBCI  Fidelity Bancorp of Chicago IL              25.39  132.53   13.76  132.82   18.14         0.32    1.33   33.68
FSBI  Fidelity Bancorp, Inc. of PA                22.22  151.61   10.24  151.61   13.95         0.36    1.50   33.33
FFFL  Fidelity FSB, MHC of FL (47.7)                NM   211.33   17.70  212.88     NM          0.90    3.45     NM
FFED  Fidelity Fed. Bancorp of IN                   NM   187.50   10.10  187.50     NM          0.40    4.10     NM
FFOH  Fidelity Financial of OH                      NM   127.36   16.48  144.32   20.67         0.28    1.81   54.90
FIBC  Financial Bancorp, Inc. of NY               25.85  147.15   13.77  147.82   14.58         0.40    1.76   45.45
FBSI  First Bancshares of MO                      19.09  121.16   16.41  121.34   15.68         0.20    0.81   15.50
FBBC  First Bell Bancorp of PA                    16.27  160.02   15.72  160.02   14.02         0.40    2.32   37.74
FBER  First Bergen Bancorp of NJ                    NM   135.49   19.23  135.49   27.65         0.20    1.10   52.63
SKBO  First Carnegie,MHC of PA(45.0)                NM   178.23   29.31  178.23     NM          0.30    1.60     NM
FSTC  First Citizens Corp of GA                   13.46  214.01   20.83  275.20   13.65         0.44    1.14   15.38
FCME  First Coastal Corp. of ME*                   3.06  132.85   12.26  132.85    3.15         0.00    0.00    0.00
FFBA  First Colorado Bancorp of Co                25.24  168.84   21.77  171.16   25.56         0.48    2.41   60.76
FDEF  First Defiance Fin.Corp. of OH                NM   117.87   25.14  117.87   25.41         0.32    2.06   71.11
FESX  First Essex Bancorp of MA*                  15.24  174.35   12.16  200.80   17.50         0.48    2.39   36.36
FFES  First FS&LA of E. Hartford CT               23.43  151.06    9.71  151.06   14.25         0.60    1.68   39.47
FFSX  First FS&LA. MHC of IA (46.1)                 NM   238.70   19.80  240.81   27.52         0.48    1.47   70.59
BDJI  First Fed. Bancorp. of MN                     NM   139.89   15.21  139.89   24.62         0.00    0.00    0.00
FFBH  First Fed. Bancshares of AR                 25.31  125.31   18.75  125.31   18.47         0.24    1.17   29.63
FTFC  First Fed. Capital Corp. of WI              22.75  250.90   15.94  267.54   19.43         0.48    1.80   41.03
FFKY  First Fed. Fin. Corp. of KY                 18.91  175.12   23.97  185.90   15.99         0.56    2.57   48.70
FFBZ  First Federal Bancorp of OH                 22.30  203.11   15.32  203.32   15.95         0.24    1.22   27.27
FFCH  First Fin. Holdings Inc. of SC              25.70  229.26   14.01  229.26   17.50         0.84    2.29   58.74
FFBI  First Financial Bancorp of IL                 NM   109.19    9.45  109.19   20.48         0.00    0.00     NM
FFHC  First Financial Corp. of WI(8)              26.33  339.35   24.18  348.32   19.46         0.60    1.52   40.00
FFHS  First Franklin Corp. of OH                    NM   133.95   12.08  134.82   19.01         0.40    1.74     NM
FGHC  First Georgia Hold. Corp of GA              25.41  193.11   15.87  210.62     NM          0.05    0.62   15.63
FSPG  First Home Bancorp of NJ                    14.18  180.93   12.05  183.94   10.86         0.40    1.72   24.39
FFSL  First Independence Corp. of KS                NM   127.16   13.26  127.16   19.67         0.25    1.69   53.19
FISB  First Indiana Corp. of IN                   20.51  174.29   16.67  176.47   16.78         0.48    2.00   41.03
FKFS  First Keystone Fin. Corp of PA              21.76  153.85   11.24  153.85   15.22         0.20    0.68   14.81
FLKY  First Lancaster Bncshrs of KY                 NM   107.07   35.28  107.07   27.63         0.50    3.17     NM
FLFC  First Liberty Fin. Corp. of GA              17.99  193.09   14.23  214.16   21.99         0.40    1.68   30.30
CASH  First Midwest Fin. Corp. of IA              20.25  129.64   14.77  146.32   15.94         0.36    1.78   36.00
FMBD  First Mutual Bancorp of IL                    NM   125.82   16.16  166.09     NM          0.32    1.66     NM
FMSB  First Mutual SB of Bellevue WA*             17.42  248.16   16.94  248.16   17.76         0.20    0.74   12.90
FNGB  First Northern Cap. Corp of WI                NM   169.13   19.06  169.13   21.83         0.32    2.33   72.73
FFPB  First Palm Beach Bancorp of FL                NM   177.50   11.66  181.95     NM          0.60    1.56     NM

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of October 29, 1997

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FSLA  First SB SLA MHC of NJ (47.5)           9.42     8.40    0.58    6.17    1.85       0.91    9.77       0.68   83.02    1.06
SOPN  First SB, SSB, Moore Co. of NC         22.83    22.83    1.44    5.83    4.66       1.73    6.99       0.08  241.60    0.31
FWWB  First Savings Bancorp of WA*           14.75    13.57    1.05    6.25    3.65       1.00    5.90       0.30  215.39    0.97
SHEN  First Shenango Bancorp of PA           10.95    10.95    0.89    7.85    4.96       1.15   10.16       0.51  149.56    1.17
FSFC  First So.east Fin. Corp. of SC(8)      10.06    10.06    0.70    6.85    3.31       1.05   10.34       0.24  164.77    0.50
FBNW  FirstBank Corp of Clarkston WA         18.04    18.04    0.70    3.86    3.25       0.57    3.14       2.07   31.12    0.78
FFDB  FirstFed Bancorp of AL                  9.42     8.58    0.62    6.31    4.25       0.94    9.63       0.84   49.36    0.59
FSPT  FirstSpartan Fin. Corp. of SC          26.32    26.32    0.95    3.62    2.80       1.11    4.20       0.69   56.19    0.49
FLAG  Flag Financial Corp of GA               9.58     9.58   -0.03   -0.29   -0.18       0.15    1.65       4.27   47.62    2.91
FLGS  Flagstar Bancorp, Inc of MI             5.46     5.46    0.00    0.00    0.00       0.00    0.00       3.41    8.26    0.32
FFIC  Flushing Fin. Corp. of NY*             15.47    15.47    0.93    5.55    4.35       0.97    5.79       0.39  172.71    1.12
FBHC  Fort Bend Holding Corp. of TX           6.03     5.62    0.19    3.18    1.92       0.45    7.40       0.37  141.08    1.03
FTSB  Fort Thomas Fin. Corp. of KY           16.04    16.04    0.54    2.94    2.47       0.81    4.45       1.48   32.73    0.54
FKKY  Frankfort First Bancorp of KY          16.92    16.92   -0.28   -1.14   -1.14       0.56    2.28       0.09   86.21    0.08
FTNB  Fulton Bancorp of MO                   25.11    25.11    0.89    4.03    2.53       1.07    4.83       0.81  112.62    1.03
GFSB  GFS Bancorp of Grinnell IA             11.44    11.44    1.00    8.59    5.18       1.22   10.55        NA      NA     0.78
GUPB  GFSB Bancorp of Gallup NM              14.87    14.87    0.76    4.35    3.72       0.96    5.50       0.15  247.45    0.65
GSLA  GS Financial Corp. of LA               45.63    45.63    1.08    3.63    1.99       1.08    3.63       0.11  293.18    0.84
GOSB  GSB Financial Corp. of NY              27.06    27.06    1.02    3.77    3.47       0.86    3.19        NA      NA      NA
GWBC  Gateway Bancorp of KY(8)               27.04    27.04    0.83    3.23    2.76       1.15    4.47       0.90   14.14    0.38
GBCI  Glacier Bancorp of MT                   9.74     9.48    1.44   15.09    5.50       1.61   16.87       0.27  229.89    0.85
GFCO  Glenway Financial Corp. of OH           9.49     9.36    0.43    4.51    3.46       0.72    7.57       0.31   91.62    0.34
GTPS  Great American Bancorp of IL           21.43    21.43    0.26    1.10    1.05       0.33    1.38       0.26  126.83    0.42
GTFN  Great Financial Corp. of KY(8)          9.23     8.84    0.75    7.86    3.48       0.72    7.51       3.11   16.32    0.74
GSBC  Great Southern Bancorp of MO            8.53     8.53    1.38   14.76    5.65       1.56   16.69       1.91  114.73    2.59
GDVS  Greater DV SB,MHC of PA (19.9)*        11.57    11.57    0.32    2.71    0.77       0.58    4.95       2.79   43.15    1.93
GSFC  Green Street Fin. Corp. of NC          36.26    36.26    1.37    3.84    3.11       1.66    4.66       0.16   83.63    0.18
GFED  Guarnty FS&LA,MHC of MO (31.0)(8)      13.79    13.79    0.61    4.30    1.63       0.92    6.51       0.74  148.40    1.36
HCBB  HCB Bancshares of AR                   18.84    18.13    0.13    0.92    0.65       0.14    1.02       0.43  173.49    1.49
HEMT  HF Bancorp of Hemet CA                  8.23     6.76   -0.43   -5.13   -4.22      -1.75  -20.84        NA      NA      NA
HFFC  HF Financial Corp. of SD                9.43     9.43    0.66    7.13    4.87       0.89    9.68       0.48  173.70    1.08
HFNC  HFNC Financial Corp. of NC             18.04    18.04    0.87    3.47    2.89       1.19    4.76       0.88   97.22    1.14
HMNF  HMN Financial, Inc. of MN              14.43    14.43    0.71    4.79    3.84       0.88    5.96       0.10  465.21    0.71
HALL  Hallmark Capital Corp. of WI            7.24     7.24    0.48    6.83    4.59       0.61    8.62       0.12  366.09    0.67
HARB  Harbor FSB, MHC of FL (46.6)(8)         8.39     8.11    0.95   11.53    3.20       1.23   14.85       0.43  238.88    1.38
HRBF  Harbor Federal Bancorp of MD           12.90    12.90    0.46    3.52    2.90       0.71    5.46       0.05  379.63    0.28
HFSA  Hardin Bancorp of Hardin MO            12.48    12.48    0.52    3.53    3.22       0.79    5.41        NA      NA      NA
HARL  Harleysville SA of PA                   6.53     6.53    0.75   11.71    4.99       1.03   16.04       0.03     NA     0.77
HFGI  Harrington Fin. Group of IN             5.59     5.59    0.39    8.22    4.98       0.33    6.87       0.20   20.13    0.21
HARS  Harris SB, MHC of PA (24.3)             8.01     7.01    0.49    5.78    1.37       0.62    7.24       0.65   64.15    0.97
HFFB  Harrodsburg 1st Fin Bcrp of KY         26.93    26.93    1.03    3.77    3.44       1.36    5.01       0.47   59.81    0.38
HHFC  Harvest Home Fin. Corp. of OH          12.50    12.50    0.27    1.87    1.56       0.58    4.07       0.11  117.00    0.26
HAVN  Haven Bancorp of Woodhaven NY           5.95     5.93    0.56    9.29    4.78       0.83   13.78       0.76   85.80    1.12
HTHR  Hawthorne Fin. Corp. of CA              4.60     4.60    0.24    5.33    3.60       0.51   11.51        NA      NA     1.70
HMLK  Hemlock Fed. Fin. Corp. of IL          18.77    18.77    0.13    0.98    0.59       0.73    5.40        NA      NA     1.22
HBNK  Highland Federal Bank of CA             7.47     7.47    0.46    6.25    2.98       0.68    9.17       2.52   63.92    2.00
HIFS  Hingham Inst. for Sav. of MA*           9.35     9.35    1.21   12.60    6.53       1.21   12.60       0.89   78.90    0.91
HBEI  Home Bancorp of Elgin IL               26.70    26.70    0.49    1.99    1.43       0.85    3.42       0.35   85.96    0.35
HBFW  Home Bancorp of Fort Wayne IN          13.29    13.29    0.56    3.93    3.00       0.89    6.27       0.05  835.54    0.51
HBBI  Home Building Bancorp of IN            12.82    12.82    0.20    1.59    1.34       0.52    4.05       0.38   47.98    0.29
HCFC  Home City Fin. Corp. of OH             20.41    20.41    0.91    5.48    3.94       1.19    7.18       0.59  106.97    0.79
HOMF  Home Fed Bancorp of Seymour IN          8.48     8.22    1.05   12.65    5.57       1.22   14.72       0.46  117.33    0.62
HWEN  Home Financial Bancorp of IN           16.93    16.93    0.64    3.78    3.30       0.80    4.76       1.76   30.84    0.67
HPBC  Home Port Bancorp, Inc. of MA*         10.56    10.56    1.67   15.78    7.40       1.66   15.69       0.13     NA     1.54
HMCI  Homecorp, Inc. of Rockford IL(8)        6.54     6.54    0.14    2.19    1.33       0.43    6.89        NA      NA     0.61
HZFS  Horizon Fin'l. Services of IA           9.79     9.79    0.36    3.35    2.92       0.57    5.36        NA      NA      NA
                                                            Pricing Ratios                       Dividend Data(6)
                                               -----------------------------------------      -----------------------
                                                                         Price/  Price/         Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core         Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings       Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- -------       ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FSLA  First SB SLA MHC of NJ (47.5)                 NM   320.20   30.17     NM      NM          0.48    1.23   66.67
SOPN  First SB, SSB, Moore Co. of NC              21.46  124.59   28.45  124.59   17.91         0.88    3.87     NM
FWWB  First Savings Bancorp of WA*                27.38  172.47   25.44  187.46   29.01         0.28    1.15   31.46
SHEN  First Shenango Bancorp of PA                20.15  157.25   17.22  157.25   15.57         0.60    1.75   35.29
FSFC  First So.east Fin. Corp. of SC(8)             NM   200.25   20.14  200.25   20.00         0.24    1.50   45.28
FBNW  FirstBank Corp of Clarkston WA                NM   118.71   21.41  118.71     NM          0.28    1.68   51.85
FFDB  FirstFed Bancorp of AL                      23.55  154.49   14.55  169.47   15.43         0.50    2.24   52.63
FSPT  FirstSpartan Fin. Corp. of SC                 NM   129.39   34.06  129.39     NM          0.60    1.68   60.00
FLAG  Flag Financial Corp of GA                     NM   160.44   15.37  160.44     NM          0.34    2.03     NM
FLGS  Flagstar Bancorp, Inc of MI                   NM   321.25   17.55  321.25     NM          0.00    0.00     NM
FFIC  Flushing Fin. Corp. of NY*                  22.98  128.19   19.84  128.19   22.03         0.24    1.12   25.81
FBHC  Fort Bend Holding Corp. of TX                 NM   165.66    9.99  177.91   22.38         0.20    1.04   54.05
FTSB  Fort Thomas Fin. Corp. of KY                  NM   128.56   20.62  128.56   26.74         0.25    1.87     NM
FKKY  Frankfort First Bancorp of KY                 NM   141.26   23.89  141.26     NM          0.36    3.74     NM
FTNB  Fulton Bancorp of MO                          NM   136.96   34.39  136.96     NM          0.20    0.99   39.22
GFSB  GFS Bancorp of Grinnell IA                  19.32  159.47   18.24  159.47   15.74         0.26    1.53   29.55
GUPB  GFSB Bancorp of Gallup NM                   26.90  122.06   18.15  122.06   21.25         0.40    1.88   50.63
GSLA  GS Financial Corp. of LA                      NM   104.65   47.75  104.65     NM          0.28    1.64     NM
GOSB  GSB Financial Corp. of NY                   28.85  108.85   29.46  108.85     NM          0.00    0.00    0.00
GWBC  Gateway Bancorp of KY(8)                      NM   117.64   31.81  117.64   26.21         0.40    2.12     NM
GBCI  Glacier Bancorp of MT                       18.18  246.31   24.00  253.16   16.26         0.48    2.40   43.64
GFCO  Glenway Financial Corp. of OH               28.89  128.17   12.16  129.91   17.20         0.80    2.61     NM
GTPS  Great American Bancorp of IL                  NM   109.83   23.54  109.83     NM          0.40    2.11     NM
GTFN  Great Financial Corp. of KY(8)              28.72  222.95   20.59  232.79     NM          0.60    1.32   37.97
GSBC  Great Southern Bancorp of MO                17.71  273.42   23.33  273.42   15.67         0.44    2.16   38.26
GDVS  Greater DV SB,MHC of PA (19.9)*               NM   344.33   39.83  344.33     NM          0.36    1.21     NM
GSFC  Green Street Fin. Corp. of NC                 NM   122.20   44.31  122.20   26.47         0.44    2.44     NM
GFED  Guarnty FS&LA,MHC of MO (31.0)(8)             NM   258.52   35.64  258.52     NM          0.44    1.93     NM
HCBB  HCB Bancshares of AR                          NM    96.36   18.15  100.15     NM          0.00    0.00    0.00
HEMT  HF Bancorp of Hemet CA                        NM   121.16    9.97  147.59     NM          0.00    0.00     NM
HFFC  HF Financial Corp. of SD                    20.53  142.17   13.41  142.17   15.12         0.42    1.66   34.15
HFNC  HFNC Financial Corp. of NC                    NM   158.70   28.63  158.70   25.20         0.28    1.88   65.12
HMNF  HMN Financial, Inc. of MN                   26.06  126.16   18.20  126.16   20.94         0.00    0.00    0.00
HALL  Hallmark Capital Corp. of WI                21.80  141.05   10.21  141.05   17.26         0.00    0.00    0.00
HARB  Harbor FSB, MHC of FL (46.6)(8)               NM   340.34   28.55     NM    24.29         1.40    2.18   68.29
HRBF  Harbor Federal Bancorp of MD                  NM   121.36   15.65  121.36   22.22         0.48    2.40     NM
HFSA  Hardin Bancorp of Hardin MO                   NM   114.72   14.31  114.72   20.22         0.48    2.67     NM
HARL  Harleysville SA of PA                       20.03  219.76   14.35  219.76   14.63         0.44    1.50   30.14
HFGI  Harrington Fin. Group of IN                 20.08  159.71    8.93  159.71   24.02         0.12    0.98   19.67
HARS  Harris SB, MHC of PA (24.3)                   NM      NM    31.77     NM      NM          0.66    1.14     NM
HFFB  Harrodsburg 1st Fin Bcrp of KY              29.09  110.42   29.74  110.42   21.92         0.40    2.50   72.73
HHFC  Harvest Home Fin. Corp. of OH                 NM   129.96   16.24  129.96   29.50         0.44    2.98     NM
HAVN  Haven Bancorp of Woodhaven NY               20.93  181.16   10.77  181.76   14.11         0.60    1.37   28.71
HTHR  Hawthorne Fin. Corp. of CA                  27.78  136.19    6.26  136.19   12.87         0.00    0.00    0.00
HMLK  Hemlock Fed. Fin. Corp. of IL                 NM   114.25   21.45  114.25     NM          0.24    1.41     NM
HBNK  Highland Federal Bank of CA                   NM   196.77   14.71  196.77   22.87         0.00    0.00    0.00
HIFS  Hingham Inst. for Sav. of MA*               15.32  182.46   17.07  182.46   15.32         0.48    1.68   25.81
HBEI  Home Bancorp of Elgin IL                      NM   127.46   34.03  127.46     NM          0.40    2.29     NM
HBFW  Home Bancorp of Fort Wayne IN                 NM   136.21   18.10  136.21   20.87         0.20    0.83   27.78
HBBI  Home Building Bancorp of IN                   NM   116.80   14.97  116.80   29.22         0.30    1.39     NM
HCFC  Home City Fin. Corp. of OH                  25.41  103.33   21.09  103.33   19.38         0.32    2.06   52.46
HOMF  Home Fed Bancorp of Seymour IN              17.95  212.61   18.03  219.30   15.43         0.50    1.38   24.75
HWEN  Home Financial Bancorp of IN                  NM   106.92   18.10  106.92   24.07         0.20    1.22   37.04
HPBC  Home Port Bancorp, Inc. of MA*              13.52  204.13   21.55  204.13   13.60         0.80    3.44   46.51
HMCI  Homecorp, Inc. of Rockford IL(8)              NM   159.45   10.43  159.45   23.82         0.00    0.00    0.00
HZFS  Horizon Fin'l. Services of IA                 NM   112.66   11.03  112.66   21.39         0.36    1.62   55.38

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of October 29, 1997

                                                             Key Financial Ratios                            Asset Quality Ratios
                                            ----------------------------------------------------------     -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------       NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)      Assets  NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------     ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
HRZB  Horizon Financial Corp. of WA*         15.60    15.60    1.57    9.99    6.48       1.54    9.80        NA      NA     0.84
IBSF  IBS Financial Corp. of NJ              17.41    17.41    0.49    2.68    2.08       0.86    4.71       0.08  171.10    0.52
ISBF  ISB Financial Corp. of LA              12.19    10.33    0.69    4.59    3.10       0.93    6.20        NA      NA     0.80
ITLA  Imperial Thrift & Loan of CA*          10.99    10.95    1.46   12.69    7.27       1.46   12.69        NA      NA     1.45
IFSB  Independence FSB of DC                  6.52     5.72    0.14    2.19    2.10       0.33    4.98       2.02    9.82    0.32
INCB  Indiana Comm. Bank, SB of IN           12.17    12.17    0.19    1.55    1.27       0.54    4.31       0.13  541.46    0.90
INBI  Industrial Bancorp of OH               17.70    17.70    0.73    3.88    2.52       1.42    7.59       0.25  193.84    0.54
IWBK  Interwest SB of Oak Harbor WA           6.78     6.63    0.87   12.94    4.70       1.18   17.56       0.58   73.44    0.77
IPSW  Ipswich SB of Ipswich MA*               5.71     5.71    1.21   20.44    6.72       0.95   16.06       0.84   97.31    1.09
JXVL  Jacksonville Bancorp of TX             14.92    14.92    1.02    6.45    4.93       1.34    8.46       0.78   67.63    0.70
JXSB  Jcksnville SB,MHC of IL (45.6)         10.50    10.50    0.30    2.72    1.36       0.66    5.97       0.66   72.96    0.61
JSBA  Jefferson Svgs Bancorp of MO            8.20     6.24    0.30    3.91    1.66       0.70    9.25       0.46  140.15    0.84
JOAC  Joachim Bancorp of MO                  28.17    28.17    0.47    1.59    1.55       0.77    2.62       0.20  109.86    0.32
KSAV  KS Bancorp of Kenly NC                 13.53    13.52    0.96    6.86    5.02       1.25    8.89        NA      NA      NA
KSBK  KSB Bancorp of Kingfield ME(8)*         7.18     6.79    0.97   13.74    7.71       0.99   13.99       1.78   43.20    1.03
KFBI  Klamath First Bancorp of OR            19.55    19.55    0.81    3.67    2.43       1.23    5.54       0.08  213.23    0.23
LSBI  LSB Fin. Corp. of Lafayette IN          8.85     8.85    0.77    8.34    6.33       0.68    7.35       1.17   63.71    0.84
LVSB  Lakeview SB of Paterson NJ             12.22    10.46    1.26   12.10    5.50       0.92    8.76       1.13   59.43    1.50
LARK  Landmark Bancshares of KS              13.79    13.79    0.89    5.95    4.57       1.05    7.01       0.31  123.70    0.57
LARL  Laurel Capital Group of PA             10.03    10.03    1.14   10.88    6.25       1.43   13.72       0.43  212.35    1.31
LSBX  Lawrence Savings Bank of MA*            8.69     8.69    1.74   20.78    9.93       1.73   20.63       0.70  149.27    2.35
LFED  Leeds FSB, MHC of MD (36.3)            16.29    16.29    0.84    5.20    2.12       1.18    7.27       0.03  609.09    0.31
LXMO  Lexington B&L Fin. Corp. of MO         28.32    28.32    1.03    3.49    3.33       1.33    4.50       0.48   78.37    0.49
LIFB  Life Bancorp of Norfolk VA(8)          10.55    10.25    0.71    6.60    3.98       0.87    8.03       0.39  166.43    1.48
LFBI  Little Falls Bancorp of NJ             13.28    12.26    0.27    1.94    1.66       0.48    3.41       1.04   33.93    0.82
LOGN  Logansport Fin. Corp. of IN            19.20    19.20    1.18    5.64    4.70       1.52    7.32       0.49   55.66    0.39
LONF  London Financial Corp. of OH           19.66    19.66    0.66    3.18    2.36       1.00    4.83       0.80   61.11    0.63
LISB  Long Island Bancorp, Inc of NY          8.99     8.90    0.62    6.60    3.19       0.71    7.65       0.92   62.10    0.92
MAFB  MAF Bancorp of IL                       7.78     6.80    0.88   11.30    5.74       1.16   14.97       0.42  128.75    0.69
MBLF  MBLA Financial Corp. of MO             12.15    12.15    0.67    5.10    4.31       0.85    6.52       0.25  109.19    0.50
MFBC  MFB Corp. of Mishawaka IN              13.65    13.65    0.57    3.67    3.47       0.86    5.53        NA      NA     0.18
MLBC  ML Bancorp of Villanova PA(8)           6.93     6.81    0.74   10.25    4.51       0.67    9.28       0.46  163.34    1.71
MSBF  MSB Financial Corp. of MI              16.99    16.99    1.19    6.43    3.69       1.47    7.91       0.66   61.34    0.44
MGNL  Magna Bancorp of MS(8)                 10.22     9.95    1.39   14.23    4.29       1.53   15.70       2.92   26.42    1.11
MARN  Marion Capital Holdings of IN          22.55    22.55    1.39    6.09    5.21       1.67    7.28       0.81  144.01    1.35
MRKF  Market Fin. Corp. of OH                34.99    34.99    0.84    3.14    2.13       0.84    3.14       0.75   12.24    0.20
MFCX  Marshalltown Fin. Corp. of IA(8)       15.74    15.74    0.34    2.15    1.76       0.73    4.66        NA      NA     0.19
MFSL  Maryland Fed. Bancorp of MD             8.38     8.28    0.62    7.43    4.67       0.89   10.73       0.47   85.54    0.46
MASB  MassBank Corp. of Reading MA*          10.64    10.64    1.10   10.79    6.45       1.04   10.24       0.16  155.13    0.84
MFLR  Mayflower Co-Op. Bank of MA*            9.68     9.52    1.03   10.64    5.91       0.97   10.03       0.96   92.14    1.52
MECH  Mechanics SB of Hartford CT*           10.23    10.23    1.92   19.46   11.27       1.92   19.46       0.91     NA      NA
MDBK  Medford Bank of Medford, MA*            8.99     8.38    1.08   12.07    6.81       1.01   11.29       0.27  219.01    1.12
MERI  Meritrust FSB of Thibodaux LA           8.20     8.20    0.67    8.71    4.17       1.05   13.56       0.39   70.30    0.52
MWBX  MetroWest Bank of MA*                   7.44     7.44    1.38   18.37    6.21       1.38   18.37        NA      NA     1.55
MCBS  Mid Continent Bancshares of KS(8)       9.39     9.39    1.02    9.79    4.78       1.16   11.10       0.15   71.76    0.19
MIFC  Mid Iowa Financial Corp. of IA          9.34     9.34    1.00   10.76    6.64       1.40   15.15       0.02     NA     0.45
MCBN  Mid-Coast Bancorp of ME                 8.60     8.60    0.43    4.92    3.78       0.67    7.71       0.64   82.14    0.64
MWBI  Midwest Bancshares, Inc. of IA          6.91     6.91    0.45    6.61    3.78       0.75   10.98       0.81   59.23    0.79
MWFD  Midwest Fed. Fin. Corp of WI            8.81     8.50    1.43   16.39    6.88       1.09   12.55       0.12  658.13    1.05
MFFC  Milton Fed. Fin. Corp. of OH           13.12    13.12    0.49    3.07    2.58       0.68    4.25       0.32   86.42    0.46
MIVI  Miss. View Hold. Co. of MN             18.87    18.87    0.69    3.74    3.37       1.03    5.57       0.33  370.39    1.91
MBSP  Mitchell Bancorp of NC*                43.36    43.36    1.40    3.24    2.91       1.64    3.81       2.03   26.19    0.62
MBBC  Monterey Bay Bancorp of CA             11.33    10.45    0.25    2.04    1.51       0.47    3.87       0.33  111.47    0.60
MONT  Montgomery Fin. Corp. of IN            18.74    18.74    0.60    4.17    2.82       0.60    4.17       0.59   29.46    0.21
MSBK  Mutual SB, FSB of Bay City MI           6.07     6.07    0.11    1.93    1.38       0.04    0.75       0.05  650.66    0.64
NHTB  NH Thrift Bancshares of NH              7.65     6.52    0.39    5.25    2.57       0.58    7.77       0.70  125.20    1.05
                                                             Pricing Ratios                      Dividend Data(6)
                                                -----------------------------------------    -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- -------      ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
HRZB  Horizon Financial Corp. of WA*              15.42  151.24   23.60  151.24   15.71         0.44    2.67   41.12
IBSF  IBS Financial Corp. of NJ                     NM   136.93   23.83  136.93   27.36         0.40    2.52     NM
ISBF  ISB Financial Corp. of LA                     NM   150.00   18.28  176.88   23.91         0.50    2.01   64.94
ITLA  Imperial Thrift & Loan of CA*               13.76  166.33   18.28  167.03   13.76         0.00    0.00    0.00
IFSB  Independence FSB of DC                        NM   103.21    6.73  117.73   20.92         0.22    1.59     NM
INCB  Indiana Comm. Bank, SB of IN                  NM   121.26   14.76  121.26   28.30         0.36    2.40     NM
INBI  Industrial Bancorp of OH                      NM   153.88   27.24  153.88   20.28         0.56    3.07     NM
IWBK  Interwest SB of Oak Harbor WA               21.29  251.13   17.02  256.62   15.69         0.64    1.65   35.16
IPSW  Ipswich SB of Ipswich MA*                   14.88  274.73   15.70  274.73   18.94         0.12    0.96   14.29
JXVL  Jacksonville Bancorp of TX                  20.28  134.69   20.09  134.69   15.47         0.50    2.74   55.56
JXSB  Jcksnville SB,MHC of IL (45.6)                NM   197.32   20.71  197.32     NM          0.40    1.51     NM
JSBA  Jefferson Svgs Bancorp of MO                  NM   195.39   16.02  256.49   25.46         0.40    0.96   57.97
JOAC  Joachim Bancorp of MO                         NM   109.10   30.73  109.10     NM          0.50    3.36     NM
KSAV  KS Bancorp of Kenly NC                      19.91  132.55   17.93  132.63   15.36         0.60    2.79   55.56
KSBK  KSB Bancorp of Kingfield ME(8)*             12.96  165.48   11.88  175.00   12.73         0.08    0.57    7.41
KFBI  Klamath First Bancorp of OR                   NM   159.30   31.14  159.30   27.25         0.32    1.41   58.18
LSBI  LSB Fin. Corp. of Lafayette IN              15.81  129.45   11.46  129.45   17.95         0.34    1.42   22.52
LVSB  Lakeview SB of Paterson NJ                  18.19  177.75   21.72  207.58   25.12         0.13    0.53    9.70
LARK  Landmark Bancshares of KS                   21.90  134.66   18.57  134.66   18.61         0.40    1.62   35.40
LARL  Laurel Capital Group of PA                  15.99  174.81   17.53  174.81   12.68         0.52    2.02   32.30
LSBX  Lawrence Savings Bank of MA*                10.07  188.43   16.37  188.43   10.14         0.00    0.00    0.00
LFED  Leeds FSB, MHC of MD (36.3)                   NM   237.40   38.67  237.40     NM          0.76    2.37     NM
LXMO  Lexington B&L Fin. Corp. of MO              30.00  111.94   31.70  111.94   23.24         0.30    1.82   54.55
LIFB  Life Bancorp of Norfolk VA(8)               25.12  159.16   16.79  163.78   20.63         0.48    1.89   47.52
LFBI  Little Falls Bancorp of NJ                    NM   120.61   16.01  130.60     NM          0.20    1.14   68.97
LOGN  Logansport Fin. Corp. of IN                 21.28  124.41   23.89  124.41   16.41         0.40    2.54   54.05
LONF  London Financial Corp. of OH                  NM   139.52   27.43  139.52   27.90         0.24    1.18   50.00
LISB  Long Island Bancorp, Inc of NY                NM   203.98   18.34  206.03   27.02         0.60    1.33   41.67
MAFB  MAF Bancorp of IL                           17.43  190.38   14.81  217.76   13.16         0.28    0.87   15.14
MBLF  MBLA Financial Corp. of MO                  23.20  117.15   14.23  117.15   18.13         0.40    1.55   36.04
MFBC  MFB Corp. of Mishawaka IN                   28.80  110.81   15.13  110.81   19.12         0.32    1.41   40.51
MLBC  ML Bancorp of Villanova PA(8)               22.15  221.50   15.34  225.40   24.46         0.40    1.42   31.50
MSBF  MSB Financial Corp. of MI                   27.11  173.43   29.46  173.43   22.03         0.28    1.59   43.08
MGNL  Magna Bancorp of MS(8)                      23.33  313.12   32.02  321.76   21.14         0.60    1.90   44.44
MARN  Marion Capital Holdings of IN               19.20  119.91   27.04  119.91   16.06         0.88    3.32   63.77
MRKF  Market Fin. Corp. of OH                       NM   101.21   35.42  101.21     NM          0.28    1.87     NM
MFCX  Marshalltown Fin. Corp. of IA(8)              NM   119.89   18.88  119.89   26.25         0.00    0.00    0.00
MFSL  Maryland Fed. Bancorp of MD                 21.41  154.17   12.92  156.14   14.82         0.84    1.82   38.89
MASB  MassBank Corp. of Reading MA*               15.51  157.12   16.72  157.12   16.35         0.96    2.26   35.04
MFLR  Mayflower Co-Op. Bank of MA*                16.91  171.91   16.64  174.85   17.94         0.68    2.89   48.92
MECH  Mechanics SB of Hartford CT*                 8.88  153.89   15.75  153.89    8.88         0.00    0.00    0.00
MDBK  Medford Bank of Medford, MA*                14.69  169.49   15.24  181.91   15.72         0.72    2.00   29.39
MERI  Meritrust FSB of Thibodaux LA               23.99  197.15   16.18  197.15   15.40         0.70    1.47   35.18
MWBX  MetroWest Bank of MA*                       16.10  277.15   20.62  277.15   16.10         0.12    1.43   23.08
MCBS  Mid Continent Bancshares of KS(8)           20.92  199.69   18.75  199.69   18.45         0.40    1.02   21.39
MIFC  Mid Iowa Financial Corp. of IA              15.06  152.71   14.27  152.71   10.69         0.08    0.75   11.27
MCBN  Mid-Coast Bancorp of ME                     26.44  127.06   10.93  127.06   16.89         0.52    1.86   49.06
MWBI  Midwest Bancshares, Inc. of IA              26.48  164.94   11.39  164.94   15.94         0.72    1.46   38.71
MWFD  Midwest Fed. Fin. Corp of WI                14.53  231.94   20.44  240.52   18.98         0.34    1.31   18.99
MFFC  Milton Fed. Fin. Corp. of OH                  NM   132.98   17.44  132.98   28.00         0.60    3.97     NM
MIVI  Miss. View Hold. Co. of MN                  29.66  108.83   20.54  108.83   19.89         0.16    0.91   27.12
MBSP  Mitchell Bancorp of NC*                       NM   113.71   49.31  113.71   29.17         0.40    2.29     NM
MBBC  Monterey Bay Bancorp of CA                    NM   133.40   15.12  144.74     NM          0.12    0.62   41.38
MONT  Montgomery Fin. Corp. of IN                   NM   108.79   20.38  108.79     NM          0.22    1.73   61.11
MSBK  Mutual SB, FSB of Bay City MI                 NM   135.98    8.26  135.98     NM          0.00    0.00    0.00
NHTB  NH Thrift Bancshares of NH                    NM   178.27   13.64  209.37   26.25         0.50    2.38     NM

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of October 29, 1997

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/ -----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
NSLB  NS&L Bancorp of Neosho MO              19.56    19.56    0.49    2.37    2.25       0.77    3.71       0.03  210.00    0.13
NMSB  Newmil Bancorp. of CT*                  9.82     9.82    0.83    8.14    5.23       0.80    7.78       1.36  128.18    3.26
NASB  North American SB of MO                 7.68     7.42    1.26   17.18    8.24       1.19   16.18       3.11   27.16    0.98
NBSI  North Bancshares of Chicago IL         14.14    14.14    0.49    3.26    2.31       0.68    4.57        NA      NA     0.27
FFFD  North Central Bancshares of IA         22.67    22.67    1.64    6.41    5.63       1.90    7.41       0.22  449.68    1.15
NBN   Northeast Bancorp of ME*                6.84     5.99    0.58    8.14    4.66       0.56    7.84       1.11   86.32    1.22
NEIB  Northeast Indiana Bncrp of IN          15.19    15.19    1.04    6.33    4.84       1.22    7.42        NA      NA     0.67
NWEQ  Northwest Equity Corp. of WI           11.45    11.45    0.78    6.47    5.03       0.98    8.16       1.26   38.04    0.59
NWSB  Northwest SB, MHC of PA (30.7)          9.49     8.94    0.69    7.05    1.87       0.98    9.96       0.77   85.90    0.87
NSSY  Norwalk Savings Society of CT*          8.06     7.77    0.97   12.53    6.91       1.11   14.29        NA      NA     1.54
NSSB  Norwich Financial Corp. of CT*         11.17    10.08    1.09   10.11    4.88       1.03    9.54       1.20  158.13    2.71
NTMG  Nutmeg FS&LA of CT                      5.56     5.56    0.26    4.60    2.78       0.35    6.28       1.19   40.69    0.55
OHSL  OHSL Financial Corp. of OH             11.03    11.03    0.61    5.29    4.13       0.85    7.42        NA      NA      NA
OCFC  Ocean Fin. Corp. of NJ                 16.25    16.25    0.03    0.16    0.11       0.98    5.97       0.55   79.68    0.87
OCN   Ocwen Financial Corp. of FL             8.75     8.36    2.81   33.62    4.23       1.70   20.31        NA      NA     1.13
OTFC  Oregon Trail Fin. Corp of OR           24.02    24.02    1.07    4.44    3.64       1.07    4.44       0.10  257.62    0.41
PBHC  OswegoCity SB, MHC of NY (46.)*        11.73    11.73    1.07    9.44    4.31       0.96    8.46        NA      NA     0.67
OFCP  Ottawa Financial Corp. of MI            8.73     7.00    0.48    5.23    2.80       0.78    8.44       0.35  106.11    0.43
PFFB  PFF Bancorp of Pomona CA               10.32    10.21    0.16    1.41    1.14       0.46    4.11       1.62   64.39    1.44
PSFI  PS Financial of Chicago IL             38.70    38.70    1.94    4.74    4.10       1.96    4.81       0.79   28.66    0.51
PVFC  PVF Capital Corp. of OH                 7.04     7.04    1.04   15.23    7.15       1.33   19.49       1.24   57.99    0.78
PCCI  Pacific Crest Capital of CA*            7.08     7.08    1.04   13.28    6.68       0.97   12.44       1.06   88.91    1.68
PALM  Palfed, Inc. of Aiken SC(8)             8.24     8.24    0.10    1.29    0.53       0.61    7.46       2.04   53.36    1.30
PBCI  Pamrapo Bancorp, Inc. of NJ            12.74    12.64    0.90    6.37    4.94       1.24    8.78       2.39   28.43    1.21
PFED  Park Bancorp of Chicago IL             22.53    22.53    0.87    4.19    3.54       1.21    5.81       0.25  115.74    0.73
PVSA  Parkvale Financial Corp of PA           7.58     7.53    0.74    9.79    4.81       1.09   14.44       0.26  547.66    1.91
PEEK  Peekskill Fin. Corp. of NY             25.73    25.73    0.98    3.54    3.35       1.29    4.65       1.22   27.98    1.35
PFSB  PennFed Fin. Services of NJ             7.36     6.16    0.57    7.43    4.73       0.84   10.86        NA      NA     0.28
PWBC  PennFirst Bancorp of PA                 8.08     7.55    0.46    6.31    3.53       0.67    9.12       0.65   93.15    1.49
PWBK  Pennwood SB of PA*                     17.45    17.45    0.70    4.05    3.00       1.12    6.54       0.98   57.43    1.03
PBKB  People's SB of Brockton MA*             5.61     5.37    0.80   14.41    6.03       0.47    8.57       0.82   91.19    1.57
PFDC  Peoples Bancorp of Auburn IN           15.21    15.21    1.12    7.33    4.03       1.47    9.59       0.36   83.87    0.38
PBCT  Peoples Bank, MHC of CT (40.1)*         8.48     8.47    1.13   13.74    4.18       0.83   10.18       0.76  146.25    1.66
TSBS  Peoples Bcrp, MHC of NJ (35.9)(8)      16.89    15.48    1.34    7.53    2.46       1.14    6.39        NA      NA      NA
PFFC  Peoples Fin. Corp. of OH               27.20    27.20    0.90    3.32    3.93       0.90    3.32        NA      NA     0.39
PHBK  Peoples Heritage Fin Grp of ME*         7.72     6.51    1.28   15.68    5.86       1.29   15.88        NA      NA     1.55
PSFC  Peoples Sidney Fin. Corp of OH         24.92    24.92    0.61    4.54    1.83       0.92    6.81       0.84   45.79    0.44
PERM  Permanent Bancorp of IN                 9.16     9.03    0.34    3.64    2.88       0.62    6.57       1.09   45.43    0.99
PMFI  Perpetual Midwest Fin. of IA            8.53     8.53    0.12    1.37    1.03       0.29    3.35        NA      NA     0.86
PERT  Perpetual of SC, MHC (46.8)(8)         11.82    11.82    0.78    6.37    2.29       1.05    8.60       0.12  502.32    0.87
PCBC  Perry Co. Fin. Corp. of MO             19.19    19.19    0.93    4.93    4.19       1.07    5.70       0.03  104.17    0.19
PHFC  Pittsburgh Home Fin. of PA             10.92    10.80    0.62    4.71    3.68       0.79    6.00       1.60   32.18    0.76
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)       6.36     6.36    0.60    9.75    3.81       0.84   13.54       0.15  308.72    1.12
PTRS  Potters Financial Corp of OH            8.83     8.83    0.48    5.37    4.32       0.85    9.54       0.69  252.21    2.78
PKPS  Poughkeepsie Fin. Corp. of NY(8)        8.37     8.37    0.35    4.21    2.40       0.54    6.49        NA      NA     1.34
PHSB  Ppls Home SB, MHC of PA (45.0)         11.73    11.73    0.43    3.71    2.07       0.65    5.56       0.45  148.08    1.37
PRBC  Prestige Bancorp of PA                 11.13    11.13    0.37    2.84    2.58       0.65    5.01       0.33   82.34    0.40
PETE  Primary Bank of NH(8)*                  6.93     6.92    0.61    9.35    4.33       0.73   11.09       0.82   75.47    1.08
PFNC  Progress Financial Corp. of PA          5.26     4.65    0.54   10.32    3.44       0.65   12.30        NA      NA     1.12
PSBK  Progressive Bank, Inc. of NY*           8.55     7.64    0.99   11.99    6.74       0.98   11.83        NA      NA     1.65
PROV  Provident Fin. Holdings of CA          13.88    13.88    0.32    2.25    2.04       0.28    1.97        NA      NA     0.98
PULB  Pulaski SB, MHC of MO (29.8)           13.05    13.05    0.80    6.20    2.32       1.06    8.20       0.64   41.41    0.33
PLSK  Pulaski SB, MHC of NJ (46.0)           11.90    11.90    0.25    2.97    1.14       0.61    7.21       0.65   71.47    0.81
PULS  Pulse Bancorp of S. River NJ            8.05     8.05    0.72    9.19    4.76       1.08   13.82        NA      NA     1.82
QCFB  QCF Bancorp of Virginia MN             17.50    17.50    1.34    7.33    4.95       1.34    7.33       0.17  499.62    2.10
QCBC  Quaker City Bancorp of CA               8.76     8.76    0.37    4.10    3.00       0.61    6.76       1.35   67.38    1.15
                                                             Pricing Ratios                     Dividend Data(6)
                                               -----------------------------------------    -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- -------      ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
NSLB  NS&L Bancorp of Neosho MO                     NM   110.47   21.61  110.47   28.52         0.50    2.74     NM
NMSB  Newmil Bancorp. of CT*                      19.12  157.19   15.43  157.19   20.00         0.32    2.46   47.06
NASB  North American SB of MO                     12.13  196.10   15.05  202.90   12.89         0.80    1.61   19.51
NBSI  North Bancshares of Chicago IL                NM   147.90   20.92  147.90     NM          0.48    1.85     NM
FFFD  North Central Bancshares of IA              17.76  122.35   27.73  122.35   15.36         0.25    1.38   24.51
NBN   Northeast Bancorp of ME*                    21.47  168.23   11.50  192.03   22.28         0.32    1.35   29.09
NEIB  Northeast Indiana Bncrp of IN               20.66  133.31   20.25  133.31   17.61         0.34    1.68   34.69
NWEQ  Northwest Equity Corp. of WI                19.89  132.38   15.15  132.38   15.77         0.52    2.97   59.09
NWSB  Northwest SB, MHC of PA (30.7)                NM      NM    34.65     NM      NM          0.32    1.03   55.17
NSSY  Norwalk Savings Society of CT*              14.46  169.57   13.66  175.88   12.68         0.40    1.14   16.53
NSSB  Norwich Financial Corp. of CT*              20.51  198.77   22.20  220.11   21.73         0.56    1.92   39.44
NTMG  Nutmeg FS&LA of CT                            NM   153.76    8.55  153.76   26.38         0.20    1.68   60.61
OHSL  OHSL Financial Corp. of OH                  24.21  127.86   14.10  127.86   17.27         0.88    3.24     NM
OCFC  Ocean Fin. Corp. of NJ                        NM   138.03   22.43  138.03   25.34         0.80    2.12     NM
OCN   Ocwen Financial Corp. of FL                 23.62     NM    60.25     NM      NM          0.00    0.00    0.00
OTFC  Oregon Trail Fin. Corp of OR                27.44  121.82   29.26  121.82   27.44         0.00    0.00    0.00
PBHC  OswegoCity SB, MHC of NY (46.)*             23.23  210.79   24.72  210.79   25.92         0.28    1.14   26.42
OFCP  Ottawa Financial Corp. of MI                  NM   190.39   16.62  237.36   22.11         0.36    1.35   48.00
PFFB  PFF Bancorp of Pomona CA                      NM   127.69   13.18  129.05     NM          0.00    0.00    0.00
PSFI  PS Financial of Chicago IL                  24.37  116.37   45.04  116.37   24.03         0.48    2.81   68.57
PVFC  PVF Capital Corp. of OH                     13.99  194.55   13.70  194.55   10.93         0.00    0.00    0.00
PCCI  Pacific Crest Capital of CA*                14.97  185.91   13.16  185.91   15.98         0.00    0.00    0.00
PALM  Palfed, Inc. of Aiken SC(8)                   NM   239.36   19.73  239.36     NM          0.12    0.48     NM
PBCI  Pamrapo Bancorp, Inc. of NJ                 20.26  141.40   18.01  142.51   14.69         1.00    4.26     NM
PFED  Park Bancorp of Chicago IL                  28.23  107.56   24.23  107.56   20.35         0.00    0.00    0.00
PVSA  Parkvale Financial Corp of PA               20.80  193.61   14.68  194.94   14.11         0.52    1.82   37.96
PEEK  Peekskill Fin. Corp. of NY                  29.82  115.57   29.73  115.57   22.67         0.36    2.12   63.16
PFSB  PennFed Fin. Services of NJ                 21.15  149.98   11.04  179.31   14.47         0.28    0.93   19.58
PWBC  PennFirst Bancorp of PA                     28.37  143.65   11.61  153.65   19.64         0.36    2.01   57.14
PWBK  Pennwood SB of PA*                            NM   126.33   22.05  126.33   20.65         0.32    1.68   56.14
PBKB  People's SB of Brockton MA*                 16.59  224.88   12.61  234.76   27.90         0.44    2.29   37.93
PFDC  Peoples Bancorp of Auburn IN                24.82  179.41   27.28  179.41   18.96         0.64    1.86   46.04
PBCT  Peoples Bank, MHC of CT (40.1)*             23.92  304.49   25.83  304.77     NM          0.76    2.29   54.68
TSBS  Peoples Bcrp, MHC of NJ (35.9)(8)             NM   296.86   50.13  323.77     NM          0.35    1.00   40.70
PFFC  Peoples Fin. Corp. of OH                    25.47   85.55   23.27   85.55   25.47         0.50    3.70     NM
PHBK  Peoples Heritage Fin Grp of ME*             17.07  255.38   19.71  303.02   16.86         0.84    2.09   35.74
PSFC  Peoples Sidney Fin. Corp of OH                NM   121.53   30.29  121.53     NM          0.28    1.60     NM
PERM  Permanent Bancorp of IN                       NM   126.65   11.60  128.53   19.23         0.40    1.60   55.56
PMFI  Perpetual Midwest Fin. of IA                  NM   134.05   11.43  134.05     NM          0.30    1.24     NM
PERT  Perpetual of SC, MHC (46.8)(8)                NM   253.35   29.96  253.35     NM          1.40    2.75     NM
PCBC  Perry Co. Fin. Corp. of MO                  23.89  114.36   21.95  114.36   20.67         0.40    1.86   44.44
PHFC  Pittsburgh Home Fin. of PA                  27.17  131.95   14.41  133.36   21.31         0.24    1.28   34.78
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)           26.26  247.29   15.73  247.29   18.91         0.90    2.47   64.75
PTRS  Potters Financial Corp of OH                23.16  122.30   10.80  122.30   13.04         0.40    1.49   34.48
PKPS  Poughkeepsie Fin. Corp. of NY(8)              NM   170.94   14.31  170.94   27.03         0.10    1.00   41.67
PHSB  Ppls Home SB, MHC of PA (45.0)                NM   178.89   20.98  178.89     NM          0.00    0.00    0.00
PRBC  Prestige Bancorp of PA                        NM   110.54   12.30  110.54   21.99         0.12    0.66   25.53
PETE  Primary Bank of NH(8)*                      23.08  199.72   13.85  200.00   19.47         0.00    0.00    0.00
PFNC  Progress Financial Corp. of PA              29.08  275.41   14.48  311.75   24.39         0.12    0.79   23.08
PSBK  Progressive Bank, Inc. of NY*               14.85  173.20   14.81  193.95   15.04         0.68    2.00   29.69
PROV  Provident Fin. Holdings of CA                 NM   110.70   15.37  110.70     NM          0.00    0.00    0.00
PULB  Pulaski SB, MHC of MO (29.8)                  NM   261.53   34.12  261.53     NM          1.10    3.75     NM
PLSK  Pulaski SB, MHC of NJ (46.0)                  NM   181.37   21.59  181.37     NM          0.30    1.62     NM
PULS  Pulse Bancorp of S. River NJ                21.01  183.96   14.81  183.96   13.97         0.70    2.80   58.82
QCFB  QCF Bancorp of Virginia MN                  20.21  148.21   25.93  148.21   20.21         0.00    0.00    0.00
QCBC  Quaker City Bancorp of CA                     NM   133.07   11.66  133.16   20.20         0.00    0.00    0.00

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of October 29, 1997

                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/ -----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
QCSB  Queens County Bancorp of NY*           11.85    11.85    1.60   10.80    3.97       1.63   10.95       0.69   88.97    0.69
RARB  Raritan Bancorp. of Raritan NJ*         7.93     7.80    0.96   12.55    5.17       1.02   13.33       0.29  297.45    1.29
REDF  RedFed Bancorp of Redlands CA           8.46     8.42    0.25    3.25    1.59       0.65    8.38       1.81     NA      NA
RELY  Reliance Bancorp, Inc. of NY            8.23     5.93    0.58    7.07    3.89       0.87   10.49        NA      NA     0.62
RELI  Reliance Bancshares Inc of WI(8)*      48.82    48.82    0.86    1.78    1.88       0.92    1.89        NA      NA     0.53
RIVR  River Valley Bancorp of IN             12.40    12.21    0.46    4.24    2.79       0.62    5.72       0.49  170.62    1.03
RVSBD Riverview Bancorp of WA                21.63    21.63    1.32    6.10    4.19       1.32    6.10       0.14  278.46    0.56
RSLN  Roslyn Bancorp, Inc. of NY*            20.14    20.04    0.86    4.12    2.73       1.35    6.49       0.27  257.00    2.60
SCCB  S. Carolina Comm. Bnshrs of SC         25.67    25.67    0.93    3.47    2.65       1.22    4.56       1.06   59.43    0.81
SBFL  SB Fngr Lakes MHC of NY (33.1)          9.54     9.54    0.13    1.32    0.54       0.44    4.40       0.69   76.89    1.16
SFED  SFS Bancorp of Schenectady NY          12.47    12.47    0.44    3.41    2.72       0.79    6.09       0.73   57.17    0.57
SGVB  SGV Bancorp of W. Covina CA             7.31     7.19    0.20    2.37    1.70       0.47    5.74       0.88   34.89    0.44
SHSB  SHS Bancorp, Inc. of PA                12.64    12.64    0.37    2.96    2.56       0.37    2.96       1.44   35.26    0.75
SISB  SIS Bancorp Inc of MA*                  7.20     7.20    1.38   18.83    9.46       1.37   18.71       0.33  383.59    2.67
SWCB  Sandwich Co-Op. Bank of MA*             7.95     7.61    0.95   11.67    6.16       0.97   11.87        NA      NA     1.06
SFSL  Security First Corp. of OH              9.43     9.26    1.07   11.49    4.82       1.34   14.36       0.28  273.91    0.85
SFNB  Security First Netwrk Bk of GA(8)      33.11    32.57  -29.36     NM      NM      -30.07     NM         NA      NA     1.28
SMFC  Sho-Me Fin. Corp. of MO(8)              9.03     9.03    1.04   10.44    4.73       1.17   11.79       0.14  425.11    0.66
SOBI  Sobieski Bancorp of S. Bend IN         15.12    15.12    0.30    1.83    1.78       0.59    3.55       0.17  145.99    0.33
SOSA  Somerset Savings Bank of MA(8)*         6.34     6.34    0.81   13.81    4.82       0.78   13.26       5.91   24.16    1.87
SSFC  South Street Fin. Corp. of NC*         25.26    25.26    0.92    4.51    2.48       1.17    5.71       0.27   65.44    0.39
SCBS  Southern Commun. Bncshrs of AL         21.96    21.96    0.32    2.52    1.03       0.79    6.23       2.48   46.17    1.94
SMBC  Southern Missouri Bncrp of MO          16.46    16.46    0.66    4.10    3.62       0.64    3.97       0.89   49.20    0.65
SWBI  Southwest Bancshares of IL             11.00    11.00    0.74    6.89    4.22       1.03    9.54       0.20  101.05    0.28
SVRN  Sovereign Bancorp of PA                 4.02     3.02    0.45   11.21    2.15       0.69   17.24        NA      NA     0.92
STFR  St. Francis Cap. Corp. of WI            7.88     6.96    0.64    7.35    4.78       0.70    8.09       0.19  181.58    0.80
SPBC  St. Paul Bancorp, Inc. of IL            8.60     8.58    0.71    8.16    3.87       1.03   11.80       0.34  222.51    1.10
SFFC  StateFed Financial Corp. of IA         17.78    17.78    1.11    6.16    4.31       1.35    7.47       1.55   16.68    0.32
SFIN  Statewide Fin. Corp. of NJ              9.73     9.71    0.54    5.46    3.71       0.91    9.26       0.43   95.58    0.83
STSA  Sterling Financial Corp. of WA          4.10     3.57    0.10    2.51    1.00       0.32    7.89       0.47   96.70    0.82
SFSB  SuburbFed Fin. Corp. of IL              6.48     6.46    0.39    5.88    3.64       0.56    8.56        NA      NA     0.30
ROSE  T R Financial Corp. of NY*              6.21     6.21    0.99   15.79    6.03       0.88   14.16       0.54   74.97    0.76
THRD  TF Financial Corp. of PA               11.11     9.75    0.54    4.71    3.42       0.74    6.41       0.27  128.49    0.82
TPNZ  Tappan Zee Fin., Inc. of NY            17.92    17.92    0.70    4.22    2.62       0.65    3.90       1.68   32.54    1.17
ESBK  The Elmira SB FSB of Elmira NY*         6.30     6.04    0.36    5.66    3.96       0.35    5.51       0.66   96.75    0.85
TRIC  Tri-County Bancorp of WY               15.32    15.32    0.80    5.16    4.14       1.02    6.55        NA      NA      NA
TWIN  Twin City Bancorp of TN                12.86    12.86    0.53    4.10    3.03       0.76    5.88       0.16   88.17    0.20
UFRM  United FS&LA of Rocky Mount NC          7.48     7.48    0.22    2.87    1.64       0.38    4.98       0.58  135.44    0.98
UBMT  United Fin. Corp. of MT                22.65    22.65    1.09    4.70    3.92       1.34    5.80        NA      NA     0.22
VABF  Va. Beach Fed. Fin. Corp of VA          6.85     6.85    0.21    3.15    1.48       0.47    7.02       1.26   56.59    0.93
VFFC  Virginia First Savings of VA(8)         7.74     7.49    0.64    8.04    3.65       0.55    6.94       2.30   47.12    1.19
WHGB  WHG Bancshares of MD                   20.65    20.65    0.51    2.23    2.25       0.51    2.23       0.15  160.96    0.29
WSFS  WSFS Financial Corp. of DE*             5.20     5.16    1.31   23.75    8.34       1.32   23.91       1.27  134.99    2.68
WVFC  WVS Financial Corp. of PA*             11.16    11.16    1.07    8.59    5.28       1.35   10.77       0.09  733.21    1.25
WRNB  Warren Bancorp of Peabody MA*          10.36    10.36    2.14   22.19   10.05       1.81   18.76        NA      NA     1.73
WFSL  Washington FS&LA of Seattle WA         12.08    11.04    1.66   14.31    6.20       1.84   15.86       0.69   62.10    0.58
WAMU  Washington Mutual Inc. of WA(8)*        5.00     4.75    0.35    6.80    0.82       0.74   14.46        NA      NA     0.98
WYNE  Wayne Bancorp of NJ                    13.36    13.36    0.44    2.91    2.31       0.44    2.91       0.90   82.20    1.11
WAYN  Wayne S&L Co. MHC of OH (47.8)          9.24     9.24    0.31    3.42    1.28       0.66    7.23       0.73   50.94    0.45
WCFB  Wbstr Cty FSB MHC of IA (45.2)         23.35    23.35    1.06    4.61    2.29       1.42    6.15       0.26  152.85    0.69
WBST  Webster Financial Corp. of CT           5.02     4.29    0.41    8.17    2.29       0.74   14.56       0.72  111.52    1.43
WEFC  Wells Fin. Corp. of Wells MN           14.20    14.20    0.72    5.07    4.29       1.06    7.49        NA      NA      NA
WCBI  WestCo Bancorp of IL                   15.24    15.24    1.12    7.28    5.08       1.42    9.19       0.21  139.06    0.37
WSTR  WesterFed Fin. Corp. of MT             10.91     8.73    0.63    5.10    3.31       0.79    6.42        NA      NA      NA
WOFC  Western Ohio Fin. Corp. of OH          13.79    12.85    0.33    2.24    2.10       0.45    3.10        NA      NA     0.58
WWFC  Westwood Fin. Corp. of NJ(8)            9.13     8.13    0.49    5.12    2.84       0.85    8.80       0.13  159.15    0.55
                                                             Pricing Ratios                      Dividend Data(6)
                                               -----------------------------------------     -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- -------      ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
QCSB  Queens County Bancorp of NY*                25.17  317.12   37.59  317.12   24.83         0.80    2.19   55.17
RARB  Raritan Bancorp. of Raritan NJ*             19.35  226.36   17.96  230.24   18.23         0.48    1.70   32.88
REDF  RedFed Bancorp of Redlands CA                 NM   181.40   15.35  182.24   24.38         0.00    0.00    0.00
RELY  Reliance Bancorp, Inc. of NY                25.69  173.38   14.27  240.67   17.31         0.64    1.98   50.79
RELI  Reliance Bancshares Inc of WI(8)*             NM    93.61   45.70   93.61     NM          0.00    0.00    0.00
RIVR  River Valley Bancorp of IN                    NM   112.78   13.98  114.50   26.61         0.16    0.97   34.78
RVSBD Riverview Bancorp of WA                     23.88  145.64   31.50  145.64   23.88         0.00    0.00    0.00
RSLN  Roslyn Bancorp, Inc. of NY*                   NM   148.29   29.87  149.00   23.25         0.24    1.11   40.68
SCCB  S. Carolina Comm. Bnshrs of SC                NM   132.36   33.98  132.36   28.63         0.60    2.65     NM
SBFL  SB Fngr Lakes MHC of NY (33.1)                NM   240.76   22.96  240.76     NM          0.40    1.43     NM
SFED  SFS Bancorp of Schenectady NY                 NM   126.32   15.75  126.32   20.59         0.28    1.27   46.67
SGVB  SGV Bancorp of W. Covina CA                   NM   142.91   10.44  145.30   24.33         0.00    0.00    0.00
SHSB  SHS Bancorp, Inc. of PA                       NM   115.69   14.62  115.69     NM          0.00    0.00    0.00
SISB  SIS Bancorp Inc of MA*                      10.57  189.19   13.62  189.19   10.64         0.56    1.60   16.92
SWCB  Sandwich Co-Op. Bank of MA*                 16.24  182.78   14.53  190.95   15.97         1.40    3.68   59.83
SFSL  Security First Corp. of OH                  20.74  224.48   21.16  228.41   16.59         0.32    1.75   36.36
SFNB  Security First Netwrk Bk of GA(8)             NM   277.15   91.78  281.82     NM          0.00    0.00     NM
SMFC  Sho-Me Fin. Corp. of MO(8)                  21.15  222.11   20.06  222.11   18.72         0.00    0.00    0.00
SOBI  Sobieski Bancorp of S. Bend IN                NM   110.70   16.74  110.70   29.03         0.32    1.78     NM
SOSA  Somerset Savings Bank of MA(8)*             20.76  264.80   16.80  264.80   21.63         0.00    0.00    0.00
SSFC  South Street Fin. Corp. of NC*                NM   133.43   33.70  133.43     NM          0.40    2.21     NM
SCBS  Southern Commun. Bncshrs of AL                NM   136.63   30.00  136.63     NM          0.30    1.62     NM
SMBC  Southern Missouri Bncrp of MO               27.60  110.95   18.27  110.95   28.48         0.50    2.79     NM
SWBI  Southwest Bancshares of IL                  23.67  157.22   17.29  157.22   17.10         0.76    3.09   73.08
SVRN  Sovereign Bancorp of PA                       NM      NM    18.76     NM      NM          0.08    0.44   20.51
STFR  St. Francis Cap. Corp. of WI                20.90  151.45   11.94  171.38   18.97         0.48    1.30   27.12
SPBC  St. Paul Bancorp, Inc. of IL                25.82  204.39   17.58  204.92   17.86         0.40    1.68   43.48
SFFC  StateFed Financial Corp. of IA              23.18  139.58   24.82  139.58   19.10         0.40    1.47   34.19
SFIN  Statewide Fin. Corp. of NJ                  26.97  147.48   14.34  147.69   15.89         0.44    2.15   57.89
STSA  Sterling Financial Corp. of WA                NM   230.01    9.42  263.82     NM          0.00    0.00    0.00
SFSB  SuburbFed Fin. Corp. of IL                  27.44  154.11    9.99  154.67   18.85         0.32    0.95   26.02
ROSE  T R Financial Corp. of NY*                  16.58  243.42   15.11  243.42   18.48         0.64    2.10   34.78
THRD  TF Financial Corp. of PA                    29.22  139.21   15.47  158.70   21.46         0.40    1.65   48.19
TPNZ  Tappan Zee Fin., Inc. of NY                   NM   141.11   25.29  141.11     NM          0.28    1.38   52.83
ESBK  The Elmira SB FSB of Elmira NY*             25.22  140.26    8.83  146.30   25.91         0.64    2.25   56.64
TRIC  Tri-County Bancorp of WY                    24.13  118.29   18.12  118.29   19.01         0.60    2.16   52.17
TWIN  Twin City Bancorp of TN                       NM   133.64   17.18  133.64   23.02         0.40    2.76     NM
UFRM  United FS&LA of Rocky Mount NC                NM   173.43   12.96  173.43     NM          0.24    2.07     NM
UBMT  United Fin. Corp. of MT                     25.53  120.30   27.25  120.30   20.69         0.98    4.08     NM
VABF  Va. Beach Fed. Fin. Corp of VA                NM   207.29   14.19  207.29     NM          0.20    1.14     NM
VFFC  Virginia First Savings of VA(8)             27.41  210.84   16.32  218.08     NM          0.10    0.41   11.36
WHGB  WHG Bancshares of MD                          NM   106.78   22.05  106.78     NM          0.32    2.12     NM
WSFS  WSFS Financial Corp. of DE*                 11.99  279.24   14.53  281.47   11.91         0.00    0.00    0.00
WVFC  WVS Financial Corp. of PA*                  18.93  169.94   18.97  169.94   15.09         1.20    3.75   71.01
WRNB  Warren Bancorp of Peabody MA*                9.95  204.71   21.22  204.71   11.76         0.52    2.60   25.87
WFSL  Washington FS&LA of Seattle WA              16.12  212.42   25.67  232.59   14.54         0.92    2.96   47.67
WAMU  Washington Mutual Inc. of WA(8)*              NM      NM    36.19     NM      NM          1.12    1.63     NM
WYNE  Wayne Bancorp of NJ                           NM   129.98   17.36  129.98     NM          0.20    0.89   38.46
WAYN  Wayne S&L Co. MHC of OH (47.8)                NM   261.02   24.13  261.02     NM          0.62    2.28     NM
WCFB  Wbstr Cty FSB MHC of IA (45.2)                NM   199.43   46.57  199.43     NM          0.80    3.81     NM
WBST  Webster Financial Corp. of CT                 NM   281.43   14.14  329.44   24.51         0.80    1.29   56.34
WEFC  Wells Fin. Corp. of Wells MN                23.29  116.12   16.48  116.12   15.74         0.48    2.82   65.75
WCBI  WestCo Bancorp of IL                        19.68  144.53   22.03  144.53   15.59         0.60    2.16   42.55
WSTR  WesterFed Fin. Corp. of MT                    NM   131.09   14.30  163.77   24.02         0.46    1.88   56.79
WOFC  Western Ohio Fin. Corp. of OH                 NM   105.86   14.60  113.58     NM          1.00    4.04     NM
WWFC  Westwood Fin. Corp. of NJ(8)                  NM   174.49   15.92  195.87   20.52         0.20    0.73   25.64

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                           Exhibit IV-1 (continued)
                     Weekly Thrift Market Line - Part Two
                        Prices As Of October 29, 1997

                                                              Key Financial Ratios                           Asset Quality Ratios
                                             ----------------------------------------------------------    -----------------------
                                                      Tang.      Reported Earnings       Core Earnings
                                             Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                        Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                        ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                                (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
WEHO  Westwood Hmstd Fin Corp of OH           29.40    29.40    0.69    2.40    1.88       1.04    3.61       0.22   77.88    0.22
WFI   Winton Financial Corp. of OH             7.11     6.96    1.00   14.08    8.05       0.84   11.80       0.30   84.06    0.29
FFWD  Wood Bancorp of OH                      12.31    12.31    1.07    8.25    4.58       1.27    9.81       0.24  143.64    0.44
YFCB  Yonkers Fin. Corp. of NY                14.90    14.90    0.86    5.06    3.66       1.16    6.79       0.57   65.19    1.02
YFED  York Financial Corp. of PA               8.61     8.61    0.62    7.41    3.81       0.79    9.46       2.39   23.05    0.64
                                                             Pricing Ratios                      Dividend Data(6)
                                               -----------------------------------------     -----------------------
                                                                         Price/  Price/        Ind.   Divi-
                                                 Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                           Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                           ------- ------- ------- ------- -------      ------- ------- -------
                                                   (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
WEHO  Westwood Hmstd Fin Corp of OH                 NM   112.44   33.06  112.44     NM          0.28    1.75     NM
WFI   Winton Financial Corp. of OH                12.42  174.91   12.43  178.69   14.83         0.46    2.32   28.75
FFWD  Wood Bancorp of OH                          21.84  181.20   22.30  181.20   18.35         0.40    2.32   50.63
YFCB  Yonkers Fin. Corp. of NY                    27.30  146.75   21.87  146.75   20.34         0.24    1.16   31.58
YFED  York Financial Corp. of PA                  26.24  185.57   15.98  185.57   20.54         0.60    2.26   59.41

                                  EXHIBIT 2

                             Core Earnings Analysis

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                             Core Earnings Analysis
                        Comparable Institution Analysis
                   For the Twelve Months Ended June 30, 1997

                                                                                              Estimated
                                           Net Income   Less: Net    Tax Effect   Less: Extd  Core Income                Estimated
                                            to Common  Gains(Loss)      @ 34%       Items      to Common      Shares     Core EPS
                                           ----------  -----------   ----------   ----------   ----------   ----------   --------
                                              ($000)       ($000)        $000)       ($000)      ($000)       ($000)        ($)

Comparable Group
----------------

ALBK  ALBANK Fin. Corp. of Albany NY            29,419       10,167       -3,457        0          36,129     12,872      2.81
DIME  Dime Community Bancorp of NY              12,316        1,404         -477        0          13,243     12,625      1.05
FFIC  Flushing Fin. Corp. of NY                  7,414          512         -174        0           7,752      7,983      0.97
HAVN  Haven Bancorp of Woodhaven NY              9,146        6,775       -2,304        0          13,618      4,386      3.10
JSB   JSB Financial, Inc. of NY                 27,406       -2,062          701        0          26,045      9,898      2.63
PSBK  Progressive Bank, Inc. of NY               8,780         -207           70        0           8,643      3,828      2.26
QCSB  Queens County Bancorp of NY               21,888          420         -143        0          22,165     15,108      1.47
RELY  Reliance Bancorp, Inc. of NY              10,935        8,078       -2,747        0          16,266      8,712      1.87
ROSE  T R Financial Corp. of NY                 32,295       -4,889        1,662        0          29,068     17,592      1.65




Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

                                   EXHIBIT 3

                            Pro Forma Analysis Sheet

                                   EXHIBIT 3
                            PRO FORMA ANALYSIS SHEET
                           Independence Savings Bank
                         Prices as of October 29, 1997

                                                                                   New York            All Savings
                                                           Peer Group              Companies           Institutions
                                                         ----------------       ---------------    ----------------------
Price Multiple               Symbol      Subject (1)     Mean      Median       Mean     Median             Mean
--------------               ------      -----------     ----      ------       ----     ------             ----
Price-earnings ratio          P/E          21.82x       20.62x      20.93x     22.68x     22.94x           21.25x

Price-book ratio        =     P/B          71.93%      185.92%     173.38%    158.12%    145.07%          158.99%

Price-assets ratio      =     P/A          13.47%       20.07%      16.35%     19.02%     17.09%           19.15%


Valuation Parameters
--------------------
Pre-Conversion Earnings (Y)                  $16,340,000        ESOP Stock Purchases (E)                   8.00% (5)
Pre-Conversion Book Value (B)               $324,789,000        Cost of ESOP Borrowings (S)                0.00% (4)
Pre-Conv. Tang. Book Value (B)              $263,854,000        ESOP Amortization (T)                      20.00 years
Pre-Conversion Assets (A)                 $3,794,312,000        RRP Amount (M)                             4.00%
Reinvestment Rate (2)(R)                           2.95%        RRP Vesting (N)                             5.00 years (5)
Est. Conversion Expenses (3)(X)                    2.61%        Foundation (F)                             8.00%
Tax rate (TAX)                                    47.00%        Tax Benefit (Z)                       20,018,519
                                                                Percentage Sold (PCT)                    100.00%

Calculation of Pro Forma Value After Conversion
-----------------------------------------------

1.    V =                    P/E * (Y)                                                 V =          $575,000,000
          -------------------------------------------------------------
          1 - P/E * PCT * ((1-X-E-M-F)*R - (1-TAX)*E/T - (1-TAX)*M/N)

2.    V =       P/B  *  (B+Z)                                                          V =          $575,000,000
          --------------------------
          1 - P/B * PCT * (1-X-E-M-F)

3.    V =       P/A * (A+Z)                                                            V =          $575,000,000
          --------------------------
          1 - P/A * PCT * (1-X-E-M-F)

                                                                           Shares                              Aggregate
                  Shares Sold to        Price Per    Gross Offering       Issued To       Total Shares        Market Value
Conclusion             Public             Share         Proceeds          Foundation         Issued        of Stock Issued
----------             ------             -----         --------          ----------         ------        ---------------
Minimum              45,254,630           10.00       $452,546,296         3,620,370        48,875,000        488,750,000
Midpoint             53,240,741           10.00        532,407,408         4,259,259        57,500,000        575,000,000
Maximum              61,226,852           10.00        612,268,521         4,898,148        66,125,000        661,250,000
Supermaximum         70,410,880           10.00        704,108,796         5,632,870        76,043,750        760,437,500

---------------------
(1)  Pricing ratios shown reflect the midpoint value.
(2) Net return reflects a reinvestment rate of 5.56 percent, and a tax rate of 47.00 percent.
(3)  Offering expenses shown at estimated midpoint value.
(4)  No cost is applicable since holding company will fund the ESOP loan.
(5) ESOP and MRP amortize over 20 years and 5 years, respectively; amortization expenses tax effected at 47.00 percent.

                                   EXHIBIT 4

                    Pro Forma Effect of Conversion Proceeds

                                   Exhibit 4
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Independence Savings Bank
                                 At the Minimum


1.   Offering Proceeds                                                                           $452,546,296
     Less: Estimated Offering Expenses                                                             12,689,598
                                                                                                   ----------
     Net Conversion Proceeds                                                                     $439,856,698


2. Estimated Additional Income from Conversion Proceeds

   Net Conversion Proceeds                                                                       $439,856,698
   Less: Proceeds Invested in Non-Earning Fixed Assets                                                      0
   Less: Non-Cash Stock Purchases (1)                                                              54,305,556
                                                                                                   ----------
   Net Proceeds Reinvested                                                                       $385,551,143
   Estimated net incremental rate of return                                                             2.95%
                                                                                                         ----
   Earnings Increase                                                                              $11,361,421
       Less: Estimated cost of ESOP borrowings (2)                                                          0
       Less: Amortization of ESOP borrowings (3)                                                      959,398
       Less: Recognition Plan Vesting (4)                                                           1,918,796
                                                                                                    ---------
   Net Earnings Increase                                                                           $8,483,227

                                                                                   Net
                                                          Before                 Earnings          After
3. Pro Forma Earnings                                    Conversion              Increase       Conversion
                                                         ----------              --------       ----------
   12 Months ended August 31, 1997 (reported)                $16,340,000          $8,483,227      $24,823,227
   12 Months ended August 31, 1997 (core)                    $25,830,000          $8,483,227      $34,313,227

                                      Before              Net Cash           Tax Benefit (5)       After
4. Pro Forma Net Worth               Conversion           Proceeds           Of Contribution    Conversion
                                     ----------           --------           ---------------    ----------

   August 31, 1997                    $324,789,000          $385,551,143         $17,015,741     $727,355,883
   August 31, 1997 (Tangible)         $263,854,000          $385,551,143         $17,015,741     $666,420,883

                                      Before              Net Cash           Tax Benefit (5)       After
5. Pro Forma Assets                  Conversion           Proceeds           Of Contribution    Conversion
                                     ----------           --------           ---------------    ----------

   August 31, 1997                  $3,794,312,000          $385,551,143         $17,015,741   $4,196,878,883

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 20 years, amortization expense is tax-effected at a 47.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at 47.00 percent.
(5)  Reflects tax benefit of stock contribution to the Foundation.

                                   Exhibit 4
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Independence Savings Bank
                                At the Midpoint

1.   Offering Proceeds                                                                           $532,407,408
     Less: Estimated Offering Expenses                                                             13,883,522
                                                                                                   ----------
     Net Conversion Proceeds                                                                     $518,523,886


2. Estimated Additional Income from Conversion Proceeds

   Net Conversion Proceeds                                                                       $518,523,886
   Less: Proceeds Invested in Non-Earning Fixed Assets                                                      0
   Less: Non-Cash Stock Purchases (1)                                                              63,888,889
                                                                                                   ----------
   Net Proceeds Reinvested                                                                       $454,634,997
   Estimated net incremental rate of return                                                             2.95%
                                                                                                        -----
   Earnings Increase                                                                              $13,397,184
       Less: Estimated cost of ESOP borrowings (2)                                                          0
       Less: Amortization of ESOP borrowings (3)                                                    1,128,704
       Less: Recognition Plan Vesting (4)                                                           2,257,407
                                                                                                    ---------
   Net Earnings Increase                                                                          $10,011,073

                                                                                   Net
                                                              Before             Earnings           After
3. Pro Forma Earnings                                       Conversion           Increase         Conversion
                                                            ----------           --------         ----------
   12 Months ended August 31, 1997 (reported)                $16,340,000         $10,011,073      $26,351,073
   12 Months ended August 31, 1997 (core)                    $25,830,000         $10,011,073      $35,841,073

                                      Before              Net Cash           Tax Benefit (5)       After
4. Pro Forma Net Worth               Conversion           Proceeds           Of Contribution    Conversion
                                     ----------           --------           ---------------    ----------
   August 31, 1997                    $324,789,000          $454,634,997         $20,018,519     $799,442,516
   August 31, 1997 (Tangible)         $263,854,000          $454,634,997         $20,018,519     $738,507,516

                                      Before              Net Cash           Tax Benefit (5)       After
5. Pro Forma Assets                  Conversion           Proceeds           Of Contribution    Conversion
                                     ----------           --------           ---------------    ----------

   August 31, 1997                  $3,794,312,000          $454,634,997         $20,018,519   $4,268,965,516



(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 20 years, amortization expense is tax-effected at a 47.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at 47.00 percent.
(5)  Reflects tax benefit of stock contribution to the Foundation.

                                   Exhibit 4
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Independence Savings Bank
                                 At the Maximum

1.   Offering Proceeds                                                                           $612,268,521
     Less: Estimated Offering Expenses                                                             15,077,446
                                                                                                   ----------
     Net Conversion Proceeds                                                                     $597,191,075


2. Estimated Additional Income from Conversion Proceeds

   Net Conversion Proceeds                                                                       $597,191,075
   Less: Proceeds Invested in Non-Earning Fixed Assets                                                      0
   Less: Non-Cash Stock Purchases (1)                                                              73,472,222
                                                                                                   ----------
   Net Proceeds Reinvested                                                                       $523,718,852
   Estimated net incremental rate of return                                                             2.95%
                                                                                                        -----
   Earnings Increase                                                                              $15,432,947
       Less: Estimated cost of ESOP borrowings (2)                                                          0
       Less: Amortization of ESOP borrowings (3)                                                    1,298,009
       Less: Recognition Plan Vesting (4)                                                           2,596,019
                                                                                                    ---------
   Net Earnings Increase                                                                          $11,538,919


                                                                                   Net
                                                          Before                 Earnings          After
3. Pro Forma Earnings                                    Conversion              Increase       Conversion
                                                         ----------              --------       ----------
   12 Months ended August 31, 1997 (reported)                $16,340,000         $11,538,919      $27,878,919
   12 Months ended August 31, 1997 (core)                    $25,830,000         $11,538,919      $37,368,919

                                      Before              Net Cash           Tax Benefit (5)       After
4. Pro Forma Net Worth               Conversion           Proceeds           Of Contribution    Conversion
                                     ----------           --------           ---------------    ----------
   August 31, 1997                    $324,789,000          $523,718,852         $23,021,296     $871,529,149
   August 31, 1997 (Tangible)         $263,854,000          $523,718,852         $23,021,296     $810,594,149

                                      Before              Net Cash           Tax Benefit (5)       After
5. Pro Forma Assets                  Conversion           Proceeds           Of Contribution    Conversion
                                     ----------           --------           ---------------    ----------

   August 31, 1997                  $3,794,312,000          $523,718,852         $23,021,296    $4,341,052,149


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 20 years, amortization expense is tax-effected at a 47.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at 47.00 percent.
(5)  Reflects tax benefit of stock contribution to the Foundation.

                                   Exhibit 4
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                           Independence Savings Bank
                           At the Supermaximum Value


1.   Offering Proceeds                                                                           $704,108,796
     Less: Estimated Offering Expenses                                                             16,450,458
                                                                                                   ----------
     Net Conversion Proceeds                                                                     $687,658,338


2. Estimated Additional Income from Conversion Proceeds

   Net Conversion Proceeds                                                                       $687,658,338
   Less: Proceeds Invested in Non-Earning Fixed Assets                                                      0
   Less: Non-Cash Stock Purchases (1)                                                              84,493,055
                                                                                                   ----------
   Net Proceeds Reinvested                                                                       $603,165,282
   Estimated net incremental rate of return                                                             2.95%
                                                                                                        -----
   Earnings Increase                                                                              $17,774,075
       Less: Estimated cost of ESOP borrowings (2)                                                          0
       Less: Amortization of ESOP borrowings (3)                                                    1,492,711
       Less: Recognition Plan Vesting (4)                                                           2,985,421
                                                                                                    ---------
   Net Earnings Increase                                                                          $13,295,943

                                                                                   Net
                                                          Before                 Earnings          After
3. Pro Forma Earnings                                    Conversion              Increase       Conversion
                                                         ----------              --------       ----------

   12 Months ended August 31, 1997 (reported)                $16,340,000         $13,295,943      $29,635,943
   12 Months ended August 31, 1997 (core)                    $25,830,000         $13,295,943      $39,125,943

                                      Before              Net Cash           Tax Benefit (5)       After
4. Pro Forma Net Worth               Conversion           Proceeds           Of Contribution    Conversion
                                     ----------           --------           ---------------    ----------
   August 31, 1997                    $324,789,000          $603,165,282         $26,474,491     $954,428,773
   August 31, 1997 (Tangible)         $263,854,000          $603,165,282         $26,474,491     $893,493,773

                                      Before              Net Cash           Tax Benefit (5)       After
5. Pro Forma Assets                  Conversion           Proceeds           Of Contribution    Conversion
                                     ----------           --------           ---------------    ----------
   August 31, 1997                  $3,794,312,000          $603,165,282         $26,474,491   $4,423,951,773


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 20 years, amortization expense is tax-effected at a 47.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at 47.00 percent.
(5)  Reflects tax benefit of stock contribution to the Foundation.

                                   EXHIBIT 5

                      Pro Forma Regulatory Capital Levels


                                                                         Pro Forma at August 31, 1997 Based on
                                                      ---------------------------------------------------------------------------
                                                            43,287,037                50,925,926               58,564,815
                                                              Shares                    Shares                   Shares
                                 Historical at              (Minimum                  (Mid-point               (Maximum
                                August 31, 1997             of Range)                 of Range)                of Range)(1)
                             ----------------------   -----------------------   ----------------------    -----------------------

                                          Percent                  Percent                   Percent                   Percent
                              Amount   of Assets(2)    Amount    of Assets(2)    Amount   of Assets(2)     Amount    of Assets(2)
                             --------  ------------   --------   ------------   --------  ------------    --------   ------------
                                                                       (Dollars in Thousands)

GAAP capital(3)              $324,769      8.56%      $507,499      12.65%      $540,252      13.33%      $573,006      14.00%
                              =======      ====        =======      =====        =======      =====        =======      =====
Tier I risk-based
  level:(4)(5)               $258,319     10.13%      $441,049      17.01%      $473,802      18.22%      $506,556      19.42%
  Requirement                 101,980      4.00        103,732       4.00        104,045       4.00        104,358       4.00
                              -------      ----        -------       ----        -------       ----        -------       ----
  Excess                     $156,339      6.13%      $337,317      13.01%      $369,757      14.22%      $402,198      15.42%
                              =======      ====        =======      =====        =======      =====        =======      =====
Total risk-based
  level:(1)(4)(5)            $289,434     11.35%      $472,164      18.21%      $504,917      19.41%      $537,671      20.61%
  Requirement                 203,961      8.00        207,464       8.00        208,090       8.00        208,717       8.00
                              -------      ----        -------       ----        -------       ----        -------       ----
  Excess                     $ 85,473      3.35%      $264,700      10.21%      $296,827      11.41%      $328,954      12.61%
                              =======      ====        =======      =====        =======      =====        =======      =====
Tier I leverage
  level:(4)(5)(6)            $258,319      6.91%      $441,049      11.15%      $473,802      11.86%      $506,556      12.55%
  Requirement                 149,520      4.00        158,278       4.00        159,844       4.00        161,409       4.00
                              -------      ----        -------       ----        -------       ----        -------       ----
  Excess                     $108,799      2.91%      $282,771       7.15%      $313,959       7.86%      $345,147       8.55%
                              =======      ====        =======       ====        =======       ====        =======       ====

                                   EXHIBIT 6

                         Firm Qualifications Statement

[RP FINANCIAL, LC. LETTERHEAD]
                                                    FIRM QUALIFICATION STATEMENT

RP Financial provides financial and management consulting and valuation services to the financial services industry nationwide, particularly federally-insured financial institutions. RP Financial establishes long-term client relationships through its wide array of services, emphasis on quality and timeliness, hands-on involvement by our principals and senior consulting staff, and careful structuring of strategic plans and transactions. RP Financial's staff draws from backgrounds in consulting, regulatory agencies and investment banking, thereby providing our clients with considerable resources.

STRATEGIC AND CAPITAL PLANNING

RP Financial's strategic and capital planning services are designed to provide effective workable plans with quantifiable results. Through a program known as SAFE (Strategic Alternatives Financial Evaluations), RP Financial analyzes strategic options to enhance shareholder value or other established objectives. Our planning services involve conducting situation analyses; establishing mission statements, strategic goals and objectives; and identifying strategies for enhancement of franchise value, capital management and planning, earnings improvement and operational issues. Strategy development typically includes the following areas: capital formation and management, asset/liability targets, profitability, return on equity and market value of stock. Our proprietary financial simulation model provides the basis for evaluating the financial impact of alternative strategies and assessing the feasibility/compatibility of such strategies with regulations and/or other guidelines.

MERGER AND ACQUISITION SERVICES

RP Financial's merger and acquisition (M&A) services include targeting candidates and potential acquirors, assessing acquisition merit, conducting detailed due diligence, negotiating and structuring transactions, preparing merger business plans and financial simulations, rendering fairness opinions and assisting in implementing post-acquisition strategies. Through our financial simulations, comprehensive in-house data bases, valuation expertise and regulatory knowledge, RP Financial's M&A consulting focuses on structuring transactions to enhance shareholder returns.

VALUATION SERVICES

RP Financial's extensive valuation practice includes valuations for a variety of purposes including mergers and acquisitions, mutual-to-stock conversions, ESOPs, subsidiary companies, mark-to-market transactions, loan and servicing portfolios, non-traded securities, core deposits, FAS 107 (fair market value disclosure), FAS 122 (loan servicing rights) and FAS 123 (stock options). Our principals and staff are highly experienced in performing valuation appraisals which conform with regulatory guidelines and appraisal industry standards. RP Financial is the nation's leading valuation firm for mutual-to-stock conversions of thrift institutions.

OTHER CONSULTING SERVICES AND DATA BASES

RP Financial offers a variety of other services including branching strategies, feasibility studies and special research studies, which are complemented by our quantitative and computer skills. RP Financial's consulting services are aided by its in-house data base resources for commercial banks and savings institutions and proprietary valuation and financial simulation models.

YEAR 2000 SERVICES

RP Financial, through a relationship with a computer research and development company with a proprietary methodology, offers Year 2000 advisory and conversion services to financial institutions which are more cost effective and less disruptive than most other providers of such service.

RP Financial's Key Personnel (Years of Relevant Experience)

   Ronald S. Riggins, Managing Director (17)
   William E. Pommerening, Managing Director (13)
   Gregory E. Dunn, Senior Vice President (15)
   James P. Hennessey, Senior Vice President (12)
   James J. Oren, Vice President (10)